                                            1933 Act Registration No. 33-12911
                                            1940 Act Registration No. 811-5075

      As filed with the Securities and Exchange Commission on May 3, 2001.
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.
                                      ----
                       Post-Effective Amendment No. 43 X
                                       --

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 45 X
                                       --

                              THE AAL MUTUAL FUNDS
               (Exact name of registrant as specified in charter)

                             222 WEST COLLEGE AVENUE
                         APPLETON, WISCONSIN 54919-0007
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (920) 734-5721

                                 ROBERT G. SAME
                                    President
                              THE AAL MUTUAL FUNDS
                             222 WEST COLLEGE AVENUE
                         APPLETON, WISCONSIN 54919-0007
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offerings:  Continuous

It is proposed that this filing will become effective:

         immediately upon filing pursuant to paragraph (b):
 -----
         on (date) pursuant to paragraph (b)
 -----
         60 days after filing pursuant to paragraph (a)(1)
 -----
         on (date) pursuant to paragraph (a)(1)
 -----
         75 days after filing pursuant to paragraph (a)(2)
 -----
   X     on July 17, 2001 pursuant to paragraph (a)(2) of Rule 485.
 -----

If appropriate, check the following box:

_____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE AAL MUTUAL FUNDS

EQUITY AND BALANCED FUNDS PROSPECTUS

Class A and Class B Shares

July 17, 2001

The AAL Technology Stock Fund

The AAL Aggressive Growth Fund

The AAL Small Cap Stock Fund

The AAL Small Cap Value Fund

The AAL Mid Cap Stock Fund

The AAL International Fund

The AAL Capital Growth Fund

The AAL Equity Income Fund

The AAL Balanced Fund

The AAL Large Company Index Fund II

The AAL Mid Cap Index Fund II

The AAL Small Cap Index Fund II

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                            PAGE

RISK/RETURN INFORMATION: INVESTMENT OBJECTIVES AND STRATEGIES

         PROSPECTUS SUMMARY
                  Reading the Prospectus
                  The Funds
                  Principal Risks Common to All Funds
                  Class A Versus Class B Shares
                  Institutional Shares

         THE AAL TECHNOLOGY STOCK FUND
         THE AAL AGGRESSIVE GROWTH FUND
         THE AAL SMALL CAP STOCK FUND
         THE AAL MID CAP STOCK FUND
         THE AAL SMALL CAP VALUE FUND
         THE AAL INTERNATIONAL FUND
         THE AAL CAPITAL GROWTH FUND
         THE AAL EQUITY INCOME FUND
         THE AAL BALANCED FUND
         THE AAL LARGE COMPANY INDEX FUND II
         THE AAL MID CAP INDEX FUND II
         THE AAL SMALL CAP INDEX FUND II

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE
         Investment Adviser
         Adviser Fees
         Portfolio Management

SHAREHOLDER INFORMATION
         Pricing Funds' Shares
         Choosing a Class of Shares
         Buying Shares
         Redeeming Shares
         Exchanging Shares
         Internet Transaction

DIVIDENDS

TAX CONSIDERATIONS

DISTRIBUTION ARRANGEMENTS

         12b-1 Fees
         Distribution Fees
         Service Fees
         Shareholder Maintenance Agreement

FINANCIAL HIGHLIGHTS
         THE AAL TECHNOLOGY STOCK FUND
         THE AAL AGGRESSIVE GROWTH FUND
         THE AAL SMALL CAP STOCK FUND
         THE AAL MID CAP STOCK FUND
         THE AAL SMALL CAP VALUE FUND
         THE AAL INTERNATIONAL FUND
         THE AAL CAPITAL GROWTH FUND
         THE AAL EQUITY INCOME FUND
         THE AAL BALANCED FUND
         THE AAL LARGE COMPANY INDEX FUND II
         THE AAL MID CAP INDEX FUND II
         THE AAL SMALL CAP INDEX FUND II

RISK/RETURN INFORMATION: INVESTMENT OBJECTIVES AND STRATEGIES

PROSPECTUS SUMMARY

Reading the Prospectus
References to “you” and “your” in the prospectus refer to prospective investors or shareholders. References to “we,” “us” or “our” refer to the Trust or The AAL Mutual Funds (“Funds”) and Fund management, the adviser, and/or sub-adviser for The AAL Aggressive Growth Fund and The AAL International Fund, distributor, administrator, transfer agent and custodians.

The Funds
The AAL Mutual Funds are a series of separate mutual fund portfolios within a single trust (the “Trust”), each with a specific investment objective. The Funds offer investment opportunities to eligible Lutherans, including their families and their enterprises. The Funds are also available to those who serve or are associated with Lutherans or Lutheran organizations, but who are not Lutherans.

In this prospectus, we provide you with information on the investment objectives and policies of the Funds; risks of investing in the Funds; historic performance information; how to buy and sell Class A and Class B shares; management and services provided to the Funds; and other information. This prospectus describes two share classes, Class A shares and Class B shares. You pay a sales charge immediately when you purchase Class A shares (front-end sales charge or load). You pay a sales charge when you redeem Class B shares held for less than five years (contingent deferred sales charge). In addition, you pay higher “12b-1 fees” for Class B shares than Class A shares. 12b-1 fees are ongoing asset-based fees that we charge pursuant to a plan to cover the costs of certain activities related to the distribution and service of the Funds’ shares.

Principal Risks Common to All Funds
You assume certain risks when you invest in any of the Funds. Risks specific to each Fund are discussed on the following pages. More generally, the investment style and strategies that we use to select stocks, bonds and other securities for each Fund depends on our ability to select those that perform well over time. Our selections may not always achieve our growth and/or income expectations, and securities we select could decline in value. There can be no assurance that any of the Funds will achieve its objective and you could lose money.

Class A Versus Class B Shares
Whether you should purchase Class A or Class B shares depends on how long you intend to own the shares and the size of your investment. If you intend to own shares for more than five years and plan to invest less than $100,000, you should consider Class B shares. If you plan to redeem shares in less than five years or invest $100,000 or more, you should consider Class A shares. The following table shows some of the differences between Class A and Class B shares:

CLASS A SHARES                            CLASS B SHARES

o Maximum 4% front-end sales charge       o   No front-end sales charge
o No contingent deferred sales charge     o   Maximum 5% contingent deferred sales charge
o Lower annual expenses, which include    o   Higher annual expenses, which include
  12b-1 fees, than Class B shares             12b-1 fees, than Class A shares
o No conversion to Class B shares         o   Automatic conversion to Class A
                                              shares after 5 years

Institutional Shares
We also offer an institutional class of shares (“Institutional shares”). They are described in a separate prospectus. Institutional shares are for Lutheran organizations or enterprises with a minimum initial investment in the Funds of $500,000. We designed Institutional shares to give Lutheran organizations and enterprises (non-natural persons) or financial institutions acting in a fiduciary or agency capacity for these organizations a convenient means of accumulating an interest in The AAL Mutual Funds. Lutheran organizations or enterprises that invest in Institutional shares purchase shares at net asset value. They do not pay initial sales charges, redemption fees or 12b-1fees. The performance of Class A, Class B and Institutional shares will vary based on differences in sales charges and fees. For more information on the Funds’ Institutional shares and a prospectus, you may call The AAL Mutual Funds Service Center (the “service center”) at (800) 553-6319.

THE AAL TECHNOLOGY STOCK FUND

Investment Objective
The AAL Technology Stock Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies
Under normal circumstances, we invest at least 65% of the Fund’s total assets in technology stocks. We focus on equity securities of companies engaged in offering and/or developing products, processes or services that utilize new or improved technologies. Within this group, we look for companies that we believe have strong potential for future growth. We may invest the remaining 35% of the Fund’s total assets in additional common stocks, preferred stocks, and securities convertible into these stocks. We limit our investment in convertible securities to no more than 5% of the Fund’s net assets. The technology companies in which we invest may be in any of the following industries, among others:

  computers, including products, software, hardware, electronic components, and semiconductors;
  network applications;
  the Internet;
  telecommunications;
  media and information services;
  medical devices and medical technology;
  pharmaceutical research and development;
  defense and aerospace; and
  biotechnology.

The Fund may also invest in securities of foreign issuers. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. Foreign securities for the Fund are selected, in part, based on analysis of the technology the company provides and the company’s financial strength. However, we also consider other factors when analyzing an individual, foreign security, such as; expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas. Typically, we consider an issuer as domiciled in a particular country if it:

  is incorporated under the laws of that country;
  has at least 50% of the value of its assets located in that country; or
  derives at least 50% of its income from operations or sales in that country.

The technology sector is composed of many companies representing different market capitalizations. The Fund invests in companies of any size, from small cap companies, to large cap companies. We take a “bottom up” approach to investing for the Fund, meaning each stock in the portfolio is individually selected, in part, based on analysis of the technology the company provides and the company’s financial strength. A company in the Fund’s portfolio will usually have a number of the following qualities: new technology, capable management and a strong outlook for growth. We sell a stock when the company no longer offers sustainable growth and we believe there are better, alternative investments. This investment strategy may result in short-term gains or losses for the Fund.

Principal Risks

Financial Risk:  Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk:  Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may move with these cycles, and in some instances, increase or decrease more than the stock market, as measured by the S&P 500 Index.

Industry Specific Concentration Risk:   Sector funds may be more volatile than funds that diversify across many industries. Fund investments are primarily concentrated in technology-related industries. At times, stocks of companies in the technology industries may experience periods of significant price fluctuations. As a consequence, the Fund may be subject to more price volatility than a fund that invests in a broader range of industries.

Foreign Investment Risks:  The Fund faces particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and non-uniform corporate disclosure standards.

Small Cap Company Risks:   When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

[Sidebar:]
Please note recent returns in technology-related industries were primarily achieved during favorable conditions in the market. Such favorable returns involve the risk of volatility and investors should not expect that they would be consistently achieved.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table
This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                             Class A Shares    Class B Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on          4.00%              None
purchases (as a percentage of offering price)

Maximum deferred sales charge (load)            None               5.00%
(as a percentage of net asset value)

Annual Fund Operating Expenses
(expenses deducted from Fund assets)            Class A Shares    Class B Shares

Management Fees                                 0.75%              0.75%

Distribution and Service (12b-1) Fees           0.25               1.00

Other Expenses
                                                X.XX               X.XX

Total Fund Operating Expenses                   X.XX%              X.XX%

Expense Example
This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                                                     Class B Shares
Time Period    Class A Shares   Class B Shares     without Redemptions
1 Year
3 Years
5 Years
10 Years                             *                 *

*Class B shares convert to Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL AGGRESSIVE GROWTH FUND

Investment Objective
The AAL Aggressive Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies
We invest in companies that offer the potential for accelerated earnings or revenue growth. Stocks of these companies are generally referred to as “growth” stocks. Under normal circumstance we invest at least 65% of the Fund’s total assets in common stocks, not including convertible securities. The Fund invests in companies of any size, from small cap companies, to large cap companies. The Fund may invest in any industry and sector.

We take a “bottom up” approach to investing for the Fund. In other words we seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. We make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, industry or other similar selection criteria. We sell a stock when the company no longer offers sustainable growth and we believe there are better, alternative investments. This investment strategy may result in short-term gains or losses for the Fund.

The Fund may invest in securities of foreign issuers. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and at times the Fund may have significant foreign exposure.

We may invest up to 35% of the Fund’s total assets in additional common stocks, preferred stocks, illiquid securities and high yield bonds or “junk bonds.” While high yield bonds have the potential for a higher yield than investment-grade bonds, they also have speculative characteristics including a higher risk of default on principal and interest payments.

The Fund may also invest in investment-grade bonds, however, the Fund does not invest in bonds for capital growth or for long time periods, but may invest in bonds for temporary defensive measures. We limit our investment in convertible securities to no more than 5% of the Fund’s net assets.

Principal Risks

Financial Risk:  Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk:   Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may move with these cycles, and in some instances, increase or decrease more than the stock market, as measured by the S&P 500 Index.

Aggressive Growth Investment Risk:  “Growth” stocks tend to have greater price volatility than stocks of larger, well-established companies. Generally, the value of the Fund’s investments tends to increase more than the stock market, as measured by the S&P 500 Index, during periods of rising stock prices. Conversely, the value of the Fund’s investments tends to decrease more than the stock market during periods of declining stock prices. However, these price trends may not always occur.

Small Cap Company Risks:   When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Foreign Investment Risks:  The Fund faces particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and non-uniform corporate disclosure standards.

Derivative Risk:   The Fund may use futures, options, swaps, and other derivative instruments to hedge or protect the Fund from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Fund. However, if the Fund Manager’s judgment proves incorrect, the Fund’s performance could be worse than if the Fund had not used such instruments.

High Yield Bond Risk:   High-yield bonds have a higher yield to compensate for greater risk that the issuer might not make its interest and principal payments. High-yield bonds are speculative and, therefore, typically considered to be below investment-grade bonds by national ratings agencies.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table
This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                               Class A Shares     Class B Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on         4.00%              None
purchases (as a percentage of offering price)

Maximum deferred sales charge (load)           None               5.00%
(as a percentage of net asset value)

Annual Fund Operating Expenses                 Class A Shares     Class B Shares
(expenses deducted from Fund assets)

Management Fees                                0.80%              0.80%

Distribution and Service (12b-1) Fees          0.25               1.00

                                               X.XX               X.XX

Other Expenses

                                               X.XX%              X.XX%

Total Fund Operating Expenses

Expense Example
This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                                                    Class B Shares
Time Period   Class A Shares   Class B Shares     without Redemptions
1 Year
3 Years
5 Years
10 Years                         *                  *

*Class B shares convert to Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL SMALL CAP STOCK FUND

Investment Objective
The AAL Small Cap Stock Fund seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Principal Investment Strategies
Under normal circumstances, we invest at least 65% of the Fund’s total assets in small company common stocks. We may invest the remaining 35% of the Fund’s total assets in any combination of small-cap, mid-cap and large-cap stocks and securities convertible into these stocks.

By small companies, we mean those with market capitalizations of less than $1.5 billion. We often refer to small company stocks as small-cap stocks. Small-cap stocks trade in the over-the-counter market as well as on U.S. securities exchanges. We focus on companies with market capitalizations ranging from $100 million to $1 billion. Generally, small companies have not yet gained a reputation for quality. Further, small companies tend to be less recognizable than companies listed in the S&P 500 Index or the S&P MidCap 400 Index. We look for small companies (including companies initially offering stock to the public) that, in our opinion:

  are in the early stages of development or positioned in new and emerging industries;
  have an opportunity for rapid growth;
  have capable management; and
  are financially sound.

Due to certain market inefficiencies, we believe properly selected small company stocks offer greater opportunities for long-term capital growth. We tend to sell the stocks of companies when we think that other investments offer better opportunities. This investment strategy may result in short-term gains or losses for the Fund.

Principal Risks

Financial Risk:   Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk:   Over time, the stock market tends to move in cycles, with periods when stock prices generally rise and periods when stock prices generally decline. Historically, small-cap stocks have experienced more price volatility than mid-cap and large-cap stocks. Generally, the value of the Fund’s investments tends to increase more than the stock market, as measured by the S&P 500 Index, in a period of rising stock prices. Conversely, the value of the Fund’s investments tends to decrease more than the stock market in a period of declining stock prices. However, these price trends do not always occur. You could lose money investing in the Fund.

Small Cap Company Risk:   When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns
The following chart shows calendar year total returns for Class A shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Return
Class A shares
Year Ended December 31st

12/31/97          16.85%
12/31/98          (2.49)%
12/31/99          13.16%

12/31/00

The Fund's year-to-date return as of June 30, 2001 was xx.xx%.

                    Best and Worst Quarterly Returns

Best Quarter            2nd Quarter of 1997                    20.48%
Worst Quarter           3rd Quarter of 1998                   (21.33)%

Average Annual Total Returns
The tables below compare the Fund’s average annual total returns for Class A and B shares with the S&P SmallCap 600 Index. Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return for both the Fund and the S&P SmallCap 600 Index is calculated as of the close of the Fund’s fiscal year, which ends April 30, 2001. Returns for Class A shares are shown for a one-year period and since inception of the Fund. For Class B shares, returns are shown for a one-year period and since inception of Class B shares.

Small Cap Stock Fund                                 Since Inception
                                  1 Year             July 1, 1996
Class A Shares
S&P SmallCap 600 Index*

Small Cap Stock Fund                                 Since Inception
                                  1 Year             January 8, 1997
Class B Shares
S&P SmallCap 600 Index*

* The S&P SmallCap 600 Index is an unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table
This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                  Class A Shares       Class B Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on            4.00%                None
purchases (as a percentage of offering price)

Maximum deferred sales charge (load) imposed on   None                 5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                    Class A Shares       Class B Shares
(expenses deducted from Fund assets)

Management Fees                                   0.70%                0.70%

Distribution and Service (12b-1) Fees             0.25                 1.00

Other Expenses                                    X.XX                 X.XX

Total Fund Operating Expenses                     X.XX%                X.XX%

Expense Example
This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                                                        Class B Shares
Time Period   Class A Shares     Class B Shares       without Redemptions

1 Year
3 Year
5 Year

10 Years                         *                    *

* Class B shares convert into Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL SMALL CAP VALUE FUND

Investment Objective
The AAL Small Cap Value Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stocks and securities convertible into small company common stocks.

Principal Investment Strategies
Under normal circumstances, we invest at least 80% of the Fund’s total assets in small company common stocks. We may invest the remaining 20% of the Fund’s total assets in any combination of small-cap, mid-cap, or large-cap stocks and securities convertible into these stocks.

By small companies, we mean companies with market capitalizations within the range of the companies in the S&P Barra Small Cap Value Index. As of the date of this prospectus, the largest companies included in that Index had market capitalizations of approximately $2.1 billion.

Generally, small companies have not yet gained a reputation in the national or global market. Small companies tend to be less recognizable that companies listed in the S&P 500 Index or the S&P MidCap 400 Index. Due to certain market inefficiencies, we believe properly selected small company stocks offer greater opportunities for long-term capital growth.

We ordinarily invest in equity securities of companieswith prices that are significantly below their inherent value. A company’s equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a general market decline, industry conditions or developments affecting the particular company.

In addition to valuation, we consider these factors, among others, in choosing companies:

  a stable or improving earnings record;
  sound finances;
  solid competitive position in a competitive industry;
  good management; and
  adequate company returns on investment

We consider these factors, among others, in choosing when to sell a stock:

  When the stock price reaches a value through appreciation that is reasonably more than intrinsic value of the business, or
  If the fundamentals of the business change, or our analysis of the business change, and we believe the intrinsic value of the business is less than the stock price.

Principal Risks

Financial Risk:   Many factors affect the performance of companies in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk:   Over time, the stock market tends to move in cycles, with periods when stock prices generally rise and periods when stock prices generally decline. Historically, small-cap stocks have experienced more price volatility than mid-cap and large-cap stocks. Generally, the value of the Fund’s investments tends to increase more than the stock market, as measured by the S&P 500 Index, in a period of rising stock prices. Conversely, the value of the Fund’s investments tends to decrease more than the stock market in a period of declining stock prices. However, these price trends do not always occur. You could lose money investing in the Fund.

Small Cap Company Risk:   When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Past Performance
The Fund is first offering its shares to the public in this prospectus. Because the Fund has been in operation for less than a full year, there is no performance information.

Expenses

Like any investor, you pay certain expenses related to your investments. We refer to such direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid indirectly from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table
This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                  Class A Shares      Class B Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on            4.00%               None
purchases (as a percentage of offering price)

Maximum deferred sales charge (load) imposed on   None                5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                    Class A Shares      Class B Shares
(expenses deducted from Fund assets)

Management Fees                                   X.XX%               X.XX%

Distribution and Service (12b-1) Fees             0.25%               1.00%

Other Expenses                                    X.XX%               X.XX%

Total Fund Operating Expenses                     X.XX%               X.XX%

*Operating expenses are expressed as percentage of average daily net assets based on management's estimate of expenses for the year ending April 30, 2002.

Expense Example
This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                                                            Class B Shares
Time Period     Class A Shares       Class B Shares       without Redemptions
1 Year
3 Years

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MID CAP STOCK FUND

Investment Objective
The AAL Mid Cap Stock Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks, of mid-sized companies.

Principal Investment Strategies
Under normal circumstances, we invest at least 65% of the Fund’s total assets in mid-sized company stocks. By mid-sized companies, we mean those with market capitalizations ranging from $100 million to $7.5 billion. Within this category, we generally focus on companies with market capitalizations ranging from $500 million to $3.5 billion. Mid-cap companies tend to be smaller and less seasoned than large-cap companies listed in the S&P 500 Index. Mid-cap companies may trade in the over-the-counter market as well as on national securities exchanges.

We may invest the remaining 35% of the Fund’s total assets in any combination of additional mid-cap stocks, large-cap stocks and securities convertible into such stocks. We look for mid-sized companies (including companies initially offering their stock to the public) that, in our opinion:

  have prospects for growth in their sales and earnings;
  are in an industry with a good economic outlook;
  have high-quality management; and
  have a strong financial position.

We usually pick companies in the middle stages of their development. These companies tend to have established a record of profitability and possess a new technology, unique product, or market niche. We tend to sell stocks of companies when we think other investments offer better opportunities. Due to this policy, the Fund may, from time to time, have short-term gains or losses.

Principal Risks

Financial Risk:   Stocks of mid-sized companies may present a greater risk of losing value than stocks of larger, more established companies, but may present less risk than stocks of smaller companies. Mid-sized companies tend to have relatively smaller revenues, narrower product lines, less management depth and smaller shares of the market for their products or services than large companies.

Market Risk:   Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Due to the tendency for mid-cap stocks to have less liquidity in the market than large company stocks, the value of the Fund’s investments might increase and decrease more than the stock market in general, as measured by the S&P 500 Index. You could lose money investing in the Fund.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns
The following chart shows calendar year total returns for Class A shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Return
Class A shares
Year Ended December 31st

12/31/94          (4.79)%
12/31/95          44.49%
12/31/96          8.75%
12/31/97          18.03%
12/31/98          2.08%
12/31/99          18.33%

12/31/00

The Fund's year- to-date return as of June 30, 2001 was xx.xx%.

                 Best and Worst Quarterly Returns
Best Quarter         4th Quarter of 1998                    22.85%
Worst Quarter        3rd Quarter of 1998                   (21.26)%

Average Annual Total Returns
The tables below compare the Fund’s average annual total returns for Class A and B shares with the S&P MidCap 400 Index. Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return for both the Fund and the S&P MidCap 400 Index is calculated for the periods ended December 31, 2000.

Mid Cap Stock Fund                                               Since Inception
                           1 Year         5 Year                  June 30, 1993

Class A Shares
S&P Mid Cap 400 Index*

Mid Cap Stock Fund                        Since Inception
                           1 Year         January 8, 1997
Class B Shares
S&P Mid Cap 400 Index*

* The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table
This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                  Class A Shares     Class B Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on            4.00%              None
purchases (as a percentage of offering price)

Maximum deferred sales charge (load) imposed on   None               5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                    Class A Shares     Class B Shares
(expenses deducted from Fund assets)

Management Fees                                   X.XX%              X.XX%

Distribution and Service (12b-1) Fees             0.25               1.00

Other Expenses                                    X.XX               X.XX

Total Fund Operating Expenses                     X.XX%              X.XX%

Expense Example
This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

Time Period   Class A Shares       Class B Shares    Class B Shares
                                                        without Redemptions
1 Year
3 Years
5 Years
10 Years                             *                 *

* Class B shares convert into Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL INTERNATIONAL FUND

Investment Objective
The AAL International Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

Principal Investment Strategies
Under normal circumstances, we invest at least 65% of the Fund’s total assets in foreign stocks primarily traded in at least three countries, not including the United States. We do not have any limitations on how much of the Fund’s assets we may invest in securities primarily traded in any one country. Typically, we consider an issuer as domiciled in a particular country if it:

  is incorporated under the laws of that country;
  has at least 50% of the value of its assets located in that country; or
  derives at least 50% of its income from operations or sales in that country.

We may invest the remaining 35% of the Fund’s total assets in a combination of the following: additional foreign stocks; U.S. stocks; structured notes and/or preferred stocks; and up to 20% of the Fund’s total assets in U.S. and foreign bonds and other debt obligations, including lower-rated debt, commonly referred to as “junk bonds.” We do not place any restrictions on the debt ratings of securities acquired or the portion of the Fund’s assets we may invest in a particular rating category for the Fund.

[Sidebar: Mature and Emerging Markets]

Mature Markets: A mature market is generally defined as a stable and efficient country economy with well-developed governmental entities and an advanced financial infrastructure.

Emerging Markets: An emerging market refers to a lesser-developed country economy. An emerging market is characterized by relatively weak governmental entities and a developing financial infrastructure with market inefficiencies.
The following examples help distinguish mature markets and emerging markets.

Mature Markets               Emerging Markets
United States                Czech Republic
Japan                        Poland
Canada                       Malaysia
United Kingdom               Brazil

We focus on stocks primarily trading in the United Kingdom, Western Europe, Australia, Far East, Latin America and Canada. Many of these markets are mature, while others are emerging. There are no limits on the extent to which we can invest in either mature or emerging markets. We may invest up to 100% of the Fund’s total assets in emerging markets.

Pending the investment of cash from new sales or to meet ordinary daily cash needs, we may, subject to the fundamental investment objective, hold cash temporarily (U.S. dollars, foreign currencies or multinational foreign currency units) for the Fund. For defensive purposes, we may temporarily invest any portion of the Fund’s total assets in money market instruments.

Principal Risks

Foreign Investment Risk:   The Fund faces particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and non-uniform corporate disclosure standards.

Currency Fluctuations:   A change in the value of a foreign currency against the U.S. dollar may affect the value (in terms of U.S. dollars) of the foreign stocks held by the Fund. The value of the Fund's foreign stocks also may be affected significantly by currency restrictions and currency exchange control regulations enacted from time to time by foreign governments.

Market Characteristics and Liquidity:   Foreign exchanges and markets may be more volatile than those in the United States and foreign stocks may be less liquid than domestic securities. Settlement practices for transactions in foreign stock markets may differ from those practices in U.S. stock markets and may involve delays beyond customary periods in the United States.

Political and Economic Factors:   The economies of some foreign countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Also, some foreign governments participate to a significant degree, through ownership interests or regulation, in their economies. Actions by these governments could include restrictions on foreign investments, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on the prices of stocks and the payment of interest on bonds. The economies of many foreign countries are highly dependent on international trade and therefore, are affected by trade policies and economic conditions of their trading partners. If those trading partners engage in protectionist trade legislation, the price of the stocks of the foreign country and the markets in which they trade could be affected.

Regulation:   Some foreign countries have less supervision and regulation of securities markets, broker/dealers and issuers of securities than is the case in the United States. Also, many foreign countries do not require publicly traded companies to disclose information which is as extensive and detailed as that which public companies in the United States are required to disclose. This lack of regulation and disclosure makes our assessment of the growth potential of stocks we select less certain than might be the case for domestic stocks.

These risks tend to be more pronounced in emerging markets than is the case for mature markets. We may invest up to 100% of the Fund's net assets in emerging-growth countries.

Past Performance
The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns
The following chart shows calendar year total returns for Class A shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Return
Class A shares
Year Ended December 31st

12/31/96          12.21%
12/31/97          0.97%
12/31/98          11.06%
12/31/99          39.66%

12/31/00

The Fund's year-to-date return as of June 30, 2001 was x.xx%.

                     Best and Worst Quarterly Returns
Best Quarter             4th Quarter of 1999                    23.40%
Worst Quarter            3rd Quarter of 1998                   (12.50)%

Average Annual Total Returns

The tables below compare the Fund’s average annual total returns for Class A and B shares with the EAFE® Index. Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return for both the Fund and the EAFE® Index is calculated for the periods ended December 31, 2000.

International Fund                                      Since Inception
                              1 Year                    August 1, 1995
Class A Shares
EAFE(R)Index*

International Fund                                      Since Inception
                              1 Year                    January 8, 1997
Class B Shares
EAFE(R)Index*

* The Morgan Stanley Capital International, Europe, Australasia, Far East Index (EAFE® Index) is a stock index designed to measure the investment returns of the developed countries outside North America. The EAFE® Index currently includes stocks from 21 countries.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table
This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                  Class A Shares      Class B Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on            4.00%               None
purchases (as a percentage of offering price)

Maximum deferred sales charge (load) imposed on   None                5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                    Class A Shares      Class B Shares
(expenses deducted from Fund assets)

Management Fees

Distribution and Service (12b-1) Fees             0.25                1.00

Other Expenses

Total Fund Operating Expenses

Expense Example
This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                                                              Class B Shares
Time Period     Class A Shares     Class B Shares            without Redemptions

1 Year
3 Year
5 Year

After 10 Years                     *                         *

* Class B shares convert into Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL CAPITAL GROWTH FUND

Investment Objective
The AAL Capital Growth Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies
Under normal circumstances, we invest at least 65% of the Fund’s total assets in common stocks, not including convertible securities. Generally, we focus on dividend-paying stocks issued by companies with earnings growth per share that is higher than stocks included in the S&P 500. In selecting stocks, we look for quality, operating growth predictability and financial strength.

We may invest the remaining 35% of the Fund’s total assets in additional common stocks, preferred stocks and bonds. The Fund does not invest in bonds for capital growth or for long time periods. We limit our investments in convertible securities to no more than 5% of the Fund’s net assets.

Principal Risks

Financial Risk:   Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk:   Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase and decrease more than the stock market in general, as measured by the S&P 500 Index.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns
The following chart shows calendar year total returns for Class A shares for the past 10 years. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Return
Class A shares
Year Ended December 31st

12/31/91          30.19%
12/31/92          5.71%
12/31/93          6.06%
12/31/94          (1.38)%
12/31/95          31.00%
12/31/96          22.05%
12/31/97          33.57%
12/31/98          28.19%
12/31/99          22.61%

12/31/00

The Fund's year-to-date return as of June 30, 2001 was x.xx%.

                   Best and Worst Quarterly Returns
Best Quarter           4th Quarter of 1998                    21.92%
Worst Quarter          3rd Quarter of 1990                   (11.88)%

Average Annual Total Returns
The tables below compare the Fund’s average annual total returns for Class A and B shares with the S&P 500 Index. Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return is calculated for the periods ended December 31, 2000.

Capital Growth Fund       1 Year                 5 Year                 10 Year
Class A Shares

S&P 500 Index*

Capital Growth Fund      1 Year              Since Inception
                                             January 8, 1997
Class B Shares(1)
S&P 500 Index*

* The S&P 500 Index is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table
This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                  Class A Shares     Class B Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on            4.00%              None
purchases (as a percentage of offering price)

Maximum deferred sales charge (load) imposed on   None               5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                    Class A Shares     Class B Shares
(expenses deducted from Fund assets)

Management Fees

Distribution and Service (12b-1) Fees             0.25               1.00

Other Expenses

Total Fund Operating Expenses

Expense Example
This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                                                           Class B Shares
Time Period      Class A Shares     Class B Shares      without Redemptions

1 Year
3 Years
5 Years
After 10 Years                      *                   *

* Class B shares convert into Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL EQUITY INCOME FUND

Investment Objective
The AAL Equity Income Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

Principal Investment Strategies
Under normal circumstances, we invest at least 65% of the Fund’s total assets in income-producing equity securities. By “income-producing equity securities,” we mean equity securities, including securities exchangeable or convertible into equity securities, that offer dividend yields that exceed the average dividend yields on stocks comprising the S&P 500. We may invest the remainder of the Fund’s total assets, in whole or in part, in additional income-producing equity securities, bonds and commercial paper.

In selecting equity securities for the Fund, we look for companies that:

  have a good growth rate and return on capital;
  have favorable aspects for future growth and dividends;
  are financially sound;
  have high-quality management; and
  are in a favorable competitive environment.

We buy bonds, including convertible securities, if, at the time of purchase at least two nationally recognized statistical rating organizations (NRSRO’s) have rated them investment grade; or, if unrated, we have determined them to be of a credit quality comparable to investment grade. We may invest up to 5% of the Fund’s total assets in such securities rated below investment grade, otherwise known as “high yield bonds” or “junk bonds.” High-yield bonds generally offer a higher yield than investment grade bonds, but also expose the Fund to greater risk that the issuer might not make its interest and principal payments. We may invest up to 5% of the Fund’s total assets in such securities rated below investment grade. We buy commercial paper rated in the top two categories by a NRSRO. We may buy unrated commercial paper, if we determine the commercial paper is of a credit quality comparable to investment grade.

We expect to receive income from dividends paid on equity investments and interest earned on debt securities. We seek capital growth by attempting to select income-producing equity securities that we believe are under-priced relative to the securities of companies with comparable fundamentals.

Principal Risks

Industry Concentration:   Income-producing equity securities in which the Fund invests tend to be more prevalent in some market sectors than others, for example; communications, retail, energy, utilities, financial services and consumer non-cyclical and cyclical market sectors. Prices of stocks of companies in these industries may not always move in tandem with the market, generally, causing the Fund’s performance to lag or outperform the overall market.

Financial Risk:   The market sectors in which companies tend to issue income-producing equity securities usually have high operating, interest and other regulatory expenses, such as the public utilities industry. Also, some of these sectors are maturing, meaning that growth is peaking. Companies in these market sectors frequently use their profits for paying higher dividends rather than reinvesting for company growth. As a result, income-producing equity securities typically have lower capital growth potential than equity securities in other sectors. Capital growth for many income-producing equity securities corresponds to the company’s competitive position, in particular its capability to capture market share from its competitors.

Interest Rate Risk:   Like bonds, changes in the level of interest rates affect the value of income-producing equity securities and the value of the Fund as a whole. Their values tend to move in the opposite direction of interest rates.

Market Risk:   Market cycles affect all equity securities over time, with periods when stock prices rise generally and periods when stock prices decline generally. However, income-producing equity securities may rise less and fall less than the market as a whole, because of the higher income component of these securities.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns
The following chart shows calendar year total returns for Class A shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Return
Class A shares
Year Ended December 31st

12/31/95          29.17%
12/31/96          4.81%
12/31/97          22.37%
12/31/98          13.29%
12/31/99          4.09%

12/31/00
The Fund's year-to-date return as of June 30, 2001 was x.xx%.
                    Best and Worst Quarterly Returns
Best Quarter            4th Quarter of 1998                    15.04%
Worst Quarter           3rd Quarter of 1998                    (10.34)%

Average Annual Total Returns
The tables below compare the Fund’s average annual total returns for Class A and B shares with the S&P 500 Index Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return for both the Fund and the S&P 500 Index is calculated for the periods ended December 31, 2000.

Equity Income Fund       1 Year          5 Year                Since Inception
                                                               March 18, 1994
Class A Shares
S&P 500 Index*

Equity Income Fund      1 Year         Since Inception
                                       January 8, 1997
Class B Shares
S&P 500 Index*

* The S&P 500 Index is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks.

[Sidebar]

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table
This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                  Class A Shares    Class B Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on            4.00%             None
purchases (as a percentage of offering price)

Maximum deferred sales charge (load) imposed on   None              5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                    Class A Shares    Class B Shares
(expenses deducted from Fund assets)

Management Fees                                   0.45%             0.45%

Distribution and Service (12b-1) Fees             0.25              1.00

Other Expenses

Total Fund Operating Expenses

Expense Example
This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                                                               Class B Shares
Time Period     Class A Shares       Class B Shares         without Redemptions

1 Year
3 Years
5 Years
10 Years                             *                      *

* Class B shares convert into Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL BALANCED FUND

Investment Objective
The AAL Balanced Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

Principal Investment Strategies
Under normal circumstances, we invest from 50% to 60% of the Fund’s total assets in common stocks, from 30% to 40% in fixed-income securities (bonds) and up to 20% in money market instruments. However, we will at all times maintain an investment mix within the following ranges:

  35% to 75% in common stocks;
  25% to 50% in fixed-income securities (bonds); and
  0% to 40% in money market instruments.

We select investments in each category of security by using the following criteria:

  common stocks, including the securities in which The AAL Capital Growth Fund may invest;
  bonds and other debt securities with maturities generally exceeding one year, including securities in which The AAL Bond Fund may invest; and
  Money market instruments and other debt securities with maturities generally not exceeding 397 days, including the securities in which The AAL Money Market Fund may invest.

We periodically review and adjust the mix of investments among these three categories to capitalize on potential variations in returns produced by the interaction of changing financial markets and economic conditions. Changes in the investment mix may occur several times within a year or over several years, depending on market and economic conditions.

Principal Risks

Stock Investment Risks

Financial Risk:   Many factors affect an individual company’s performance, such as its management or the demand for a company’s products or services. Company performance affects the value of stock and the value of stocks in the Fund’s portfolio.

Market Risk:   Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase or decrease more than the stock market in general, as measured by the S&P 500 Index. Because we invest 35% to 75% of the Fund’s assets in stocks, fluctuating stock prices will have a significant impact on the Fund’s value (the price of the Fund’s shares).

Bond and Money Market Instrument Investment Risks

Interest Rate Risk:   Changes in interest rate levels affect the value of the bonds and money market instruments in the portfolio and the value of the Fund as a whole.

Credit Risk:   The creditworthiness of bond issuers will affect the value of their bonds and money market instruments, which may decline during the Fund’s holding periods and affect the value of the Fund as a whole.

Asset Allocation Risks

We may shift the portfolio’s asset mix of stocks, bonds and money market instruments based on existing or anticipated market conditions. The returns you receive will depend on how we have allocated the Fund’s investments across these asset categories. As the allocation fluctuates over time, your returns fluctuate as well. The Fund’s performance will depend on our ability to successfully predict market and economic trends and to achieve optimal allocation.

The Fund seeks total return, consisting of capital appreciation, current income and long-term income growth, by following an asset allocation strategy. The Fund, however, may not achieve as high a level of either capital appreciation or income as a mutual fund that has only one of these as a primary objective.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total returns. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns
The following chart shows calendar year total returns for Class A shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions, but do not reflect any deduction for sales charges. If the chart reflected sales loads, returns would be less than those shown.

[Bar chart with following data:]

Annual Return
Class A shares
Year Ended December 31st

12/31/98          18.04%
12/31/99          10.97%

12/31/00

The Fund's year-to-date return as of June 30, 2001 was x.xx%.

                Best and Worst Quarterly Returns
Best Quarter        4th Quarter of 1998                    11.28%
Worst Quarter       3rd Quarter of 1998                    (4.54)%

Average Annual Total Returns
The tables below compare the Fund’s average annual total returns for Class A and B shares with the S&P 500 Index and the Lehman Aggregate Bond Index. Performance of the Fund reflects the maximum sales load you would pay for the stated period. The average annual return for the Fund, the S&P 500 Index and the Lehman Aggregate Bond Index, is calculated for the periods ended December 31, 2000.

Balanced Fund                       1 Year            Since Inception
                                                      December 29, 1997
Class A Shares
S&P 500 Index*

Lehman  Aggregate Bond Index

Balanced Fund                       1 Year            Since Inception
                                                      December 29, 1997
Class B Shares
S&P 500 Index*

Lehman  Aggregate Bond Index

* The S&P 500 Index is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks. The Lehman Aggregate Bond Index is an unmanaged index that encompasses four classes of fixed-income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

[Sidebar]

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table
This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                  Class A Shares     Class B Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on            4.00%              None
purchases (as a percentage of offering price)

Maximum deferred sales charge (load) imposed on   None               5.00%
redemptions (as a percentage of net asset value)

Annual Fund Operating Expenses                    Class A Shares     Class B Shares
(expenses deducted from Fund assets)

Management Fees                                   0.55%              0.55%

Distribution and Service (12b-1) Fees             0.25               1.00

Other Expenses

Total Fund Operating Expenses

Expense Example
This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                                                            Class B Shares
Time Period       Class A Shares     Class B Shares       without Redemptions

1 Year
3 Years
5 Years
10 Years                             *                    *

* Class B shares convert into Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL LARGE COMPANY INDEX FUND II

Investment Objective
The AAL Large Company Index Fund II seeks total returns that track the performance of the S&P 500 Index, by investing primarily in common stocks comprising the Index.

Principal Investment Strategies
We select stocks through the use of computer models, instead of using traditional analysis, to duplicate the S&P 500 Index in proportion to their weightings in the Index. We try to hold all the stocks that comprise the Index, however, there may be variations and delays from time to time due to periodic changes to the Index. We expect portfolio turnover of no more than 50% per year. We seek a correlation factor of 0.95% of the S&P 500 Index.

To the extent possible, the Fund will be fully invested in the Index. Our ability to match the performance of the S&P 500 Index will be affected by the size and timing of cash flows into and out of the Fund. We will try to manage the Fund to minimize such effects. The Fund has expenses that an index does not have, so the Fund will not be able to exactly match the performance of its comparable index.

We may also invest to some degree in money market instruments. We do not expect to have more than 5% of the Fund's assets in money market instruments.

Stocks have historically performed better as an asset class than bonds. Although there is a greater potential for reward, there are also greater risks. Even though we attempt to follow the performance of the S&P 500 Index, we cannot guarantee these results. You could lose money investing in the Fund

Principal Risks

Financial Risk:   Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio.

Market Risk:   Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may move with these cycles, and in some instances, increase or decrease more than the stock market as measured by the S&P 500 Index.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table
This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                               Class A Shares     Class B Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on            4.00%              None
purchases (as a percentage of offering price)

Maximum deferred sales charge (load)              None               5.00%
(as a percentage of net asset value)

Annual Fund Operating Expenses                  Class A Shares     Class B Shares
(expenses deducted from Fund assets)

Management Fees                                   0.25%              0.25%

Distribution and Service (12b-1) Fees             0.25               1.00

Other Expenses

Total Fund Operating Expenses

Expense Example
This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                                                             Class B Shares
Time Period     Class A Shares      Class B Shares         without Redemptions
1 Year
3 Years
5 Years
10 Years                            *                      *

*Class B shares convert to Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MID CAP INDEX FUND II

Investment Objective
The AAL Mid Cap Index Fund II seeks total returns that track the performance of the S&P MidCap 400 Index, by investing primarily in common stocks comprising the Index.

Principal Investment Strategies
We select stocks through the use of computer models, instead of using traditional analysis, to duplicate the S&P MidCap 400 Index in proportion to their weightings in the index. We try to hold all the stocks that comprise the Index, however, there may be variations and delays from time to time due to periodic changes to the Index. We expect portfolio turnover of no more than 50% per year.

To the extent possible, the Fund will be fully invested in the Index. Our ability to match the performance of the S&P MidCap 400 Index will be affected by the size and timing of cash flows into and out of the Fund. We will try to manage the Fund to minimize such effects. The Fund has expenses that an index does not have, so the Fund will not be able to exactly match the performance of its comparable index.

We may also invest to some degree in money market instruments. We do not expect to have more than 5% of the Fund’s assets in money market instruments. Stocks have historically performed better as an asset class than bonds. Although there is a greater potential for reward, there are also greater risks. Although we attempt to follow the performance of the S&P MidCap 400 Index, we cannot guarantee these results. You could lose money investing in the Fund.

Principal Risks

Financial Risk:   Stocks of mid-sized companies may present a greater risk of losing value than stocks of larger, more established companies, but may present less risk than stocks of smaller companies. Mid-sized companies tend to have relatively smaller revenues, narrower product lines, less management depth and smaller shares of the market for their products or services than large companies.

Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk:   Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Due to the tendency for mid-cap stocks to have less liquidity in the market than large company stocks, the value of the Fund’s investments might increase or decrease more than the stock market in general, as measured by the S&P 400 MidCap Index.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table
This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                Class A Shares    Class B Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on
Purchases (as a percentage of offering price)     4.00%             None

Maximum deferred sales charge (load)
(as a percentage of net asset value)              None              5.00%

Annual Fund Operating Expenses                  Class A Shares    Class B Shares
(expenses deducted from Fund assets)

Management Fees                                   0.25%             0.25%

Distribution and Service (12b-1) Fees             0.25%             1.00%

Other Expenses

Total Fund Operating Expenses

Expense Example
This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                                                              Class B Shares
Time Period     Class A Shares        Class B Shares        without Redemptions
1 Year
3 Year
5 Years
10 Years                              *                     *

*Class B shares convert to Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL SMALL CAP INDEX FUND II

Investment Objective
The AAL Small Cap Index Fund II seeks capital growth that tracks the performance of the S&P SmallCap 600 Index, by investing primarily in common stocks of the index.

Principal Investment Strategies
This Fund is indexed against the S&P SmallCap 600 Index by holding the stocks that make up the index in proportion to their weighting in the index. We select stocks through the use of computer models instead of using traditional analysis to duplicate the index. We try to hold all of the stocks that make up the index, however there may be variations and delays from time to time due to periodic changes made to the index. We expect portfolio turnover of no more than 50% per year.

To the extent possible, the Fund will be fully invested. Our ability to match the performance of the S&P SmallCap 600 Index will be affected to some extent by the size and timing of cash flows into and out of the portfolio. Since the portfolio has expenses that an index does not have, the performance will not match the index exactly. We will try to manage the portfolio to reduce such effects.

We may also invest to some degree in money market instruments. We do not expect them to exceed 5% of the portfolio’s assets. Although we will attempt to follow the performance of the S&P SmallCap 600 Index, we cannot guarantee these results. You could lose money investing in the Fund.

Principal Risks

Small company stocks are considerably more risky than large company stocks since small companies are less mature and don’t have access to financial resources that a large company would have. While the risks are greater so is the potential for greater reward. There are three primary types of risk to which this Fund is subject: financial risk, market risk, and volatility risk.

Financial Risk: With financial risk there is the possibility that an individual company may not perform well and, as a result, the value of that company’s security may decline. Financial risk is more pronounced in the securities of small, less established companies that make up the bulk of the Fund’s portfolio.

Market Risk: There is the risk that the value of the Fund’s shares go up and down, to some degree, with the market. Stocks of these companies present a greater risk of losing value than stocks of larger, more established companies. The stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.

Volatility: Historically, small capitalization stocks have experienced more price volatility than mid-size and large capitalization stocks. Some of the reasons they have greater volatility include:

  less certain growth prospects of small firms;
  lower degree of liquidity in the markets for such stocks; and
  greater sensitivity of small companies to changing economic conditions.

As a result, the value of the Fund’s investments may increase and decrease substantially more than the stock market in general, as measured by the S&P 500 Index. As a result, you have a greater risk of losing money in this Fund.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce the share price. Both types of expenses are outlined below.

Fee Table
This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                Class A Shares    Class B Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on
Purchases (as a percentage of offering price)      4.00%              None

Maximum deferred sales charge (load)
(as a percentage of net asset value)               None               5.00%

Annual Fund Operating Expenses                  Class A Shares    Class B Shares
(expenses deducted from Fund assets)

Management Fees                                    0.25%              0.25%

Distribution and Service (12b-1) Fees              0.25               1.00

Other Expenses

Total Fund Operating Expenses

Expense Example
This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                                                           Class B Shares
Time Period      Class A Shares     Class B Shares       without Redemptions
1 Year
3 Year
5 Years
10 Years                            *                    *

*Class B shares convert to Class A shares after five years.

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

Investment Adviser
AAL Capital Management Corporation (“AAL CMC”) serves as investment adviser and distributor to the Funds. AAL CMC was organized in 1986 as a Delaware corporation. AAL Holdings Inc., a wholly owned subsidiary of Aid Association for Lutherans (“AAL”) owns all of AAL CMC’s shares. AAL is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. AAL has approximately 1.8 million members and is one of the world’s largest fraternal benefit societies in terms of assets and life insurance in force. AAL ranks in the top two percent of all life insurers in the United States in terms of ordinary life insurance (over 90.7 billion in force). Membership is open to Lutherans and their families who serve or are associated with Lutherans or Lutheran organizations, but who are not Lutheran. AAL offers life, health, and disability income insurance and fixed annuities to its members, and all members are part of one of approximately 10,000 local AAL branches throughout the United States. Through AAL CMC, AAL offers The AAL Mutual Funds to persons who are eligible for membership in AAL. AAL CMC has served as adviser to The AAL Mutual Funds since the commencement of operations. As of December 31, 2000, AAL CMC managed over $10.3 billion for The AAL Mutual Funds.

[Sidebar:] Adviser and Sub-Adviser principal addresses:]

AAL Capital Management Corporation         Oechsle International Advisors, LLC
222 West College Avenue                    One International Place
Appleton, WI 54919-0007                    Boston, MA  02110

Aid Association for Lutherans              Janus Capital Corporation
4321 North Ballard Road                    100 Fillmore Street
Appleton, Wisconsin 54919-0001             Denver, CO  80206-4928

Pursuant to an investment advisory agreement with the Funds, AAL CMC manages the investment and reinvestment of the Funds’ assets. AAL CMC also provides the Funds with personnel, facilities and administrative services, and supervises the Funds’ daily business affairs. Services provided by AAL CMC to the Funds are subject to the supervision of the Funds’ Board of Trustees. AAL CMC formulates and implements a continuous investment program for the Funds consistent with each Fund’s investment objectives, policies and restrictions.

Adviser Fees per Fund
Effective September 1, 2000, the annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

THE AAL TECHNOLOGY STOCK FUND            0.75% on the average daily net assets (1)

THE AAL AGGRESSIVE GROWTH FUND (4)       0.80% on the first $100 million of average daily net assets
                                         0.75% of average daily net assets over $100 million but less than $500 million and
                                         0.70% of average daily net assets over $500 million

THE AAL SMALL CAP STOCK FUND             0.70% on the first $200 million of average daily net assets and .65% of average daily net assets over  $200 million.

THE AAL MID CAP STOCK FUND               0.70% on the first $200 million of average daily net assets,
                                         0.65% of average daily net assets on the next $800 million, and 0.60% of average daily net assets over $1 billion

THE AAL INTERNATIONAL FUND (4)
                                         0.65% on the first $50 million of average daily net assets and 0.60% of average daily net assets over $50 million

THE AAL CAPITAL GROWTH FUND

                                         0.65% on the first $500 million of average daily net assets,
                                         0.575% on the next $500 million of average daily net
                                         assets,  0.50% on the next $4 billion of average daily net assets and 0.45% of average daily net assets over $5 billion.

THE AAL EQUITY INCOME FUND               0.45% on the average daily net assets

THE AAL LARGE COMPANY INDEX FUND II      0.25% on the average daily net assets(2)

THE AAL MID CAP INDEX FUND II            0.25% on the average daily net assets(2)

THE AAL BALANCED FUND                    0.55% on the average daily net assets (3)

THE AAL HIGH YIELD BOND FUND (4)         0.55% on the average daily net assets

THE AAL MUNICIPAL BOND FUND              0.45% on the average daily net assets (3)

THE AAL BOND FUND                        0.45% on the average daily net assets (3)

THE AAL MONEY MARKET FUND                0.50% on the first $500 million of average daily net assets and 0.45% of average daily net assets over $500 million. (3)

The AAL Small Cap Index Fund II          0.25% on the average daily net assets (2)

The AAL Small Cap Value Fund
  Projected advisory fee per Fund pursuant to the Investment Advisory and Sub-Advisory Agreement for The AAL Technology Stock Fund and The AAL Aggressive Growth Fund, respectively.
  Advisory fees for the Index Funds do not include the adviser's reimbursement of Fund expenses. Actual expenses with reimbursements, "Total Fund Operating Expenses," will be 0.20%
  As of September 1, 2000, the Adviser voluntarily has waived 0.15% of the current fee of 0.45% in The AAL Bond Fund, 0.10% of the current fee of 0.45% in The AAL Municipal Bond Fund, 0.05% of the current fee of 0.55% in The AAL Balanced Fund and changed the current fee waiver for The AAL Money Market Fund from 0.225% to 0.075% to bring the effective advisory fee for this Fund to 0.425%. In addition, the Adviser is waiving all expenses in excess of 1.00% for Class A and 1.75% for Class B of The AAL High Yield Bond Fund.
  The AAL International Fund has entered into a sub-advisory agreement with Oechsle International Advisors, LLC, which is paid 0.40 of 1% on the first $50 million of average daily net assets and .35 of 1% of the average daily net assets over $50 million (payable from the annual advisory fee paid to the advisor).

  The AAL Aggressive Growth Fund has entered into a sub-advisory agreement with Janus Capital Corporation, which is paid 0.55 of 1% on the first $100 million of average daily net assets, 0.50 of 1% on the next $400 million of average daily net assets, and 0.45 of 1% on average daily net assets over $500 million (payable from the annual advisory fee paid to the advisor)

  The AAL High Yield Bond Fund has entered into a sub-advisory agreement with Pacific Investment Management Company (“PIMCO”) which is paid 0.25% of average daily net assets (payable from the annual advisory fee paid to the advisor).

Portfolio Management

THE AAL TECHNOLOGY STOCK FUND

Brian J. Flanagan, CFA has been the co-portfolio manager of The AAL Technology Stock Fund since it commenced operations on July 1, 2000. Mr. Flanagan is also portfolio manager of The AAL Small Cap Index Fund II, which commenced operations on July 1, 2000. He is also the portfolio manager of the AAL Small Cap Index and Technology Stock Portfolios, each a series of an affiliated mutual fund group with an investment objective similar to the Funds’. From 1996 to 1998, he served first as analyst and later as portfolio manager for the Small Cap Portfolio of the AAL Savings Plan. From 1994 to 1995, Mr. Flanagan was the analyst for the fixed-income portfolio for the plan.

James A. Grossman has been co-portfolio manager for The AAL Technology Stock Fund since it commenced operations on July 1, 2000. Mr. Grossman also serves as the co-portfolio manager of the AAL Technology Stock Portfolio, a series of an affiliated mutual fund group with an objective similar to the Funds’. From 1996 through 2000, Mr. Grossman served as a securities analyst, following selected technology investments for The AAL Mutual Funds. Prior to joining AAL CMC, Mr. Grossman served as a securities analyst for Monetta Financial Services.

THE AAL AGGRESSIVE GROWTH FUND

Janus Capital Corporation [“Janus”] makes the day-to-day investment decisions for The AAL Aggressive Growth Fund, subject to the direction and control of AAL CMC. Janus determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the Fund’s portfolio.

Michael Dugas has been the portfolio manager of The AAL Aggressive Growth Fund since it commenced operations on July 1, 2000. Mr. Dugas also serves as the portfolio manager of the AAL Aggressive Growth Portfolio, a series of an affiliated mutual fund group with an objective similar to the Funds’. Mr. Dugas is Assistant Portfolio Manager of Janus Mercury Fund and also manages separate accounts in the diversified growth discipline. Previously, he performed equity security analysis, focusing his research efforts on large-capitalization domestic healthcare and technology companies. Prior to joining Janus in 1993, Mr Dugas was an audit senior at Price Waterhouse, analyzing financials of large investment firms. He was also controller of the U.S. branch of a European manufacturing firm. Mr. Dugas holds a bachelors degree in Spanish from Louisiana State University, where he graduated magna cum laude, and an MBA in professional accounting from the University of Texas. He is a Level II candidate in the CFA Program and has nine years of professional investment experience.

THE AAL SMALL CAP STOCK FUND

Kevin A. Schmitting, CFA, has managed the day-to-day Fund investments since its inception on July 1, 1996. Mr. Schmitting also manages the AAL Small Cap Stock Portfolio, a series of an affiliated mutual fund group. Mr. Schmitting managed The AAL Mid Cap Stock Fund from November 1, 1995, through March 17, 1997. Prior to November 1, 1995, Mr. Schmitting served as investment director and in other investment capacities for the State of Wisconsin Investment Board from 1984 through 1995.

THE AAL SMALL CAP VALUE FUND [to be provided later]

THE AAL MID CAP STOCK FUND

Michael R. Hochholzer, CFA, has managed the day-to-day Fund investments since March 1997. Mr. Hochholzer also serves as portfolio manager of The AAL Mid Cap Index Fund and The AAL Mid Cap Index Fund II. Mr. Hochholzer serves as portfolio manager of the AAL Mid Cap Index Portfolio and AAL Mid Cap Stock Portfolio, each a series of an affiliated mutual fund group. Prior to managing the Fund, Mr. Hochholzer served as a securities analyst and portfolio manager for Aid Association for Lutherans, the parent company of AAL CMC.

THE AAL INTERNATIONAL FUND

Oechsle International Advisers, LLC (“Oechsle”) makes the day-to-day investment decisions for The AAL International Fund under AAL CMC’s direction and control. Oechsle determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the International Fund.

The portfolio managers for The AAL International Fund are Kathleen Harris and Sean Roche. Ms. Harris has been a portfolio manager at Oechsle since January, 1995. Prior to this, she was portfolio manager and investment director for the State of Wisconsin Investment Board and a fund manager and equity analyst for Northern Trust Company. Mr. Roche has been a general partner and portfolio manager with Oechsle since 1986. Ms. Harris and Mr. Roche are also portfolio managers of the AAL International Portfolio, a series of an affiliated mutual fund group.

THE AAL CAPITAL GROWTH FUND

Frederick L. Plautz has managed the day-to-day Fund investments since November 1, 1995. Mr. Plautz also manages the equity portion of The AAL Balanced Fund. Mr. Plautz is the portfolio manager for the AAL Capital Growth Portfolio, a series of an affiliated mutual fund group. Prior to managing the Fund, Mr. Plautz served as vice president and portfolio manager for Federated Investors from 1990 through October 1995.

THE AAL EQUITY INCOME FUND

Lewis A. Bohannon, CFA, has managed the day-to-day Fund investments since November 1, 1995. Mr. Bohannon is also portfolio manager for the AAL Equity Income Portfolio, a series of an affiliated mutual fund group. From 1980 through 1994, Mr. Bohannon was at Cigna Corporation, serving as managing director and portfolio manager from 1990 to 1994.

THE AAL BALANCED FUND

Frederick L. Plautz, portfolio manager of The AAL Capital Growth Fund and Alan D. Onstad, manager of The AAL Bond Fund, serve as co-managers of the Fund. Mr. Onstad currently manages The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006, the AAL Money Market Portfolio, the money market portfolio of the AAL Savings Plan, and the utility portfolio of AAL’s general account. Mr. Onstad has been employed by AAL since 1973, most recently as Assistant Vice-President of Securities. Mr. Plautz is also the portfolio manager for the AAL Capital Growth Portfolio, a series of an affiliated mutual fund group.

THE AAL LARGE COMPANY INDEX FUND II

David J. Schnarsky, CFA, has been the portfolio manager of The AAL Large Company Index Fund II July 1, 2000. He also manages The AAL Large Company Index Fund , which is another series of The AAL Mutual Funds with the same investment objective as the Fund. Since June, 1995, Mr. Schnarsky has been portfolio manager of the AAL Large Company Index Portfolio and co-manager, along with Gregory Anderson, of the AAL Balanced Fund Portfolio, each a series of an affiliated mutual fund group. He serves as portfolio manager of the equity portfolio of AAL’s general account and the Balanced Portfolio of the AAL Savings Plan.

THE AAL MID CAP INDEX FUND II

Michael R. Hochholzer, CFA, has managed the day-to-day Fund investments for The AAL Mid Cap Index Fund II since it commenced operations on July 1, 2000. Mr. Hochholzer also serves as portfolio manager for The AAL Mid Cap Stock Fund and The AAL Mid Cap Index Fund , two additional series of The AAL Mutual Funds. Mr. Hochholzer previously served as a securities analyst and portfolio manager for AAL from 1989 through 1997. Mr. Hochholzer serves as portfolio manager of the AAL Variable Products Series Fund Mid Cap Index Portfolio and Mid Cap Stock Portfolio, each a series of an affiliated mutual fund group.

THE AAL SMALL CAP INDEX FUND II

Brian J. Flanagan CFA, has been the portfolio manager of The AAL Small Cap Index Fund II since it commenced operations on July 1, 2000. Mr. Flanagan is also co-portfolio manager of The AAL Technology Stock Fund. He is also the portfolio manager of the AAL Small Cap Index and Technology Stock Portfolios, each a series of an affiliated mutual fund group with an investment objective similar to the Funds. From 1996 to 1998, he served first as analyst and later as portfolio manager for the small cap portfolio of the AAL Savings Plan. From 1994 to 1995, Mr. Flanagan was the analyst for the fixed-income portfolio for the plan.

The Aid Association for Lutherans Savings Plan
The Aid Association for Lutherans Savings Plan is a 401(k) plan for our employees (plan participants). Through the savings plan, plan participants can allocate part of their income into certain Funds (some of which may not be part of the Funds included in this prospectus). Refer to your plan document for more information on your investment choices and how to invest in the Funds. We may also offer shares of the Funds to other retirement plans.

Index Information
On a monthly basis we compare the performance of each Fund with that of its benchmark index. At that time we may re-balance the Funds’ securities portfolios. The AAL Large Company Index Fund II, Mid Cap Index Fund II and The Small Cap Index Fund II are each considered to be an indexed Fund. That means we passively manage them; we maintain the securities held by each Fund so they are the same as the securities in each Fund’s benchmark index, or a representative sample of securities of that index. Fund performance may not exactly correspond with the performance of its index due to market timing, shifts in the composition of the index, and Fund expenses.

S&P 500 S&P MidCap 400 and the S&P SmallCap 600 Indices
Standard & Poor’s (“S&P”) compiles several broad-based indices used as benchmarks for tracking certain types of markets. The most widely known is the S&P 500 Composite Stock Price Index (“S&P 500 Index”). The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. Most of the largest 500 companies listed on the U.S. stock exchanges are included in the Index. The companies whose stocks are included in the Index tend to be the leading companies in leading industries within the U.S. economy.

The weightings make each company’s influence on the Index performance directly proportional to that company’s market value. This characteristic has made the S&P 500 Index the investment industry standard for measuring the performance of Funds comprised of large-capitalization stocks.

Another index from Standard & Poor’s we use as a benchmark is the S&P MidCap 400 Index. The S&P MidCap 400 Index is a benchmark for tracking performance of medium-capitalization stocks ranging in value from $1 billion to $5 billion.. While this Index is relatively new, the industry recognizes it as a good benchmark for tracking mid-cap stocks. The 400 stocks that make up the Index are listed on the New York Stock Exchange, The American Stock Exchange or the NASDAQ quotation system. In addition, the stocks that make up the Index are liquid, meaning they are easily traded. These characteristics of the S&P MidCap 400 Index make it relatively easy to emulate. The easier it is to track an index, the more likely it is for a Fund to track that index’s performance.

Both the S&P 500 Index and the S&P MidCap 400 Index are comprised of U.S. equity stocks. S&P periodically makes additions and deletions of stocks to its respective indices. Selection of a stock for inclusion in either S&P Index in no way implies an opinion by S&P as to its attractiveness as an investment. Standard & Poor’s only relationship to the Fund is the licensing of the Standard & Poor’s Marks, the S&P 500 Index and the S&P MidCap 400 Index. These indices are determined, composed and calculated by Standard & Poor’s without regard to any particular Fund.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “S&P 500®,” “500,” “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The product is not sponsored, endorsed, or sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation regarding the advisability of investing in the product. See the Statement of Additional Information for additional disclaimers and limitations of liabilities on behalf of S&P.

SHAREHOLDER INFORMATION

PRICING FUNDS’ SHARES

The price of a Fund’s share is based on the Fund’s net asset value (“NAV”). The Funds determine the NAV per share once daily at the close of trading, normally 3:00 p.m. Central Time, on the New York Stock Exchange (“NYSE” or the “Exchange”). The Funds do not determine NAV on holidays observed by the NYSE. The Exchange is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. The price at which you purchase or redeem shares of the Funds is based on the NAV next calculated after the Funds receive your payment or redemption request.

We determine the NAV by dividing the total fund assets, less all liabilities, by the total number of outstanding shares. To determine the NAV, the Funds value their securities at current market value using readily available market prices. The Funds use pricing services as approved by The AAL Mutual Funds’ Board of Trustees. If market prices are not available, NAV is based on a security’s fair value as determined in good faith under policies and guidelines approved by the Board of Trustees.

Some of the Funds hold securities that trade on foreign exchanges. These exchanges may trade on weekends or other days when the Funds do not price their shares. As a result, the value of a Fund’s shares may change at a time when those shares may not be purchased or redeemed.

CHOOSING A CLASS OF SHARES

This prospectus offers two classes of shares, each with its own sales charges and fees. You should consider the amount and intended length of time of your investment when determining which share class would benefit you the most.

                 Class A Shares                          Class B Shares

Sales Charges    Initial maximum sales charge of 4.00%   Contingent deferred sales charge up to 5%
                 of the public offering price ("POP")    if you redeem shares within five years of
                 depending on amount of investment       purchase

You should not consider buying Class B shares if you are eligible for the 50% reduction for purchases of Class A shares or you are investing $100,000 or more in the Funds. Also, because of higher expenses, you should not consider buying Class B shares of The AAL Money Market Fund unless you intend to exchange them for other Class B shares or as part of The AAL Mutual Funds Capital Builder Plan.

In general, if you intend to make a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you intend to make a smaller investment, you might consider Class B shares because all of your dollars are put to work from the time you make your investment. However, until your Class B shares convert to Class A shares, you will have a higher expense ratio, receive lower dividends and may have a lower net asset value than Class A shares due to the higher 12b-1 fees.

Class A Shares

The chart below shows the sales charge percentage for Class A shares imposed at different dollar level purchases.

Breakpoints

                               Sales Charge    Sales Charge as a   50% Sales Charge    50% Sales Charge as a
                               as a Percent      Percent of Net     as a Percent of    Percent of Net Amount
Your Investment Amount            of POP*       Amount Invested*         POP*                Invested*

Less than $25,000                  4.00%             4.17%               2.00%                 2.04%

$25,000 but less than
$50,000                            3.75%             3.90%               1.88%                 1.91%

$50,000 but less than
$100,000                           3.00%             3.09%               1.50%                 1.52%

$100,000 but less than
$250,000**                         2.00%             2.04%               1.00%                 1.01%

$250,000 but less than
$500,000                           1.00%             1.01%               0.50%                 0.50%

$500,000 and up*                   0.00%             0.00%               0.00%                 0.00%

*AAL Representatives may receive compensation of 55% of the sales charge on amounts purchased, plus a bonus based on total commissions. AAL Representatives may also receive compensation of .50 of 1% on amounts invested of $500,000 or more.
**You should purchase Class A shares at this level of investment and above.

Please note, you buy Class A shares of The AAL Money Market Fund at net asset value without a sales charge or redemption fee.

Reducing your Sales Charges

If you are eligible for one of the following reductions, you must tell us or your AAL Representative at the time you purchase Class A shares in order to ensure you receive the appropriate reduction. Trustees, directors and employees of the Funds and the adviser and sub-advisers, Directors of AAL and AAL affiliates, as well as persons licensed to receive commissions for sales of the Funds, do not pay a sales charge on their purchases or on purchases made by family members living with them. We reserve the right to stop or change these reductions at any time. Prior to making any changes, we will notify shareholders with a prospectus supplement.

o	50% Reduction: Non-profit organizations, charitable trusts, charitable remainder unitrusts, endowments, AAL branches and congregations pay only 50% of the normal sales charge so long as there is an affiliation with a Lutheran organization. The reduction does not apply to 403(b)(7) retirement plan accounts.

o	Rights of Accumulation: You can combine all your Class A, Class B and Institutional share purchases, including the purchases of family members who live with you, when computing your current sales charge for Class A shares. Eligible shares for combination in computing the sales charge include those contained in individual, joint tenant, gift/transfer to minor, trust and IRA accounts. Employer sponsored plans can link the shares in the plan for purposes of calculating a sales charge reduction. Rights of accumulation includes the value of all Class A shares at the public offering price, all Class B shares, all Institutional shares and reinvested dividends and capital gains.

o	Letter of Intent: To reduce your sales charge on purchases over the breakpoints, you can sign a letter of intent if you intend to invest new dollars exceeding the amount of any one breakpoint during the next 13 months. Class A or Class B share purchases fulfill the letter of intent, but you receive a reduced sales charge on Class A shares only. You can include purchases in accounts you have linked for purposes of the rights of accumulation, as well as, purchases made in the last 90 days. However, shares you purchase through employer sponsored retirement plans will not be linked for your letter of intent. We will not recalculate the sales charge on prior purchases.

You do not have any obligation to buy additional shares. During the letter of intent period, we will escrow shares totaling 5% of the investment goal. If for some reason you do not fulfill the letter of intent within the 13-month period, we will sell escrowed shares to cover any additional sales charges due from you. You should sign only one letter of intent for all accounts combined under rights of accumulation.

Share purchases in The AAL Money Market Fund do not apply toward your letter of intent, unless you originally purchased shares in another Fund and paid a sales charge, and later exchanged those shares for your shares of The AAL Money Market Fund.

Class B Shares

When you purchase Class B shares, you will not be charged an initial sales charge. However, a contingent deferred sales charge ("CDSC") will apply to shares redeemed within five years of purchase.

Years After Purchase              Deferred Sales Charge on Shares Sold*

      1st Year                                    5.00%

      2nd Year                                    4.00%

      3rd Year                                    3.00%

      4th Year                                    2.00%

      5th Year                                    1.00%

   After 5th Year                                 0.00%

*AAL Representatives may receive compensation in connection with your purchase of Class B shares in the amount of up to 1.25% of the purchase amount, plus a bonus based on total commissions, even if such shares are not redeemed within five years of purchase and thus not subject to a contingent deferred sales charge. We base the sales charge on the lesser of the net asset value of the shares at the time of the purchase or at the time of the sale.

To reduce your cost, when you redeem shares in a Fund, you will redeem either shares that are not subject to a contingent deferred sales charge or shares with the lowest CDSC.

Contingent Deferred Sales Charge Waivers

No CDSC will apply on:

  Class B shares acquired through the reinvestment of dividends and capital gains;

  Class B shares purchased more than five years prior to redemption; and

  Class B shares redeemed following the death or disability of a shareholder or for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans or to meet certain retirement plan requirements.

Conversion to Class A Shares

Your Class B shares automatically convert to Class A shares after 5 years from the purchase date, reducing future annual expenses.

BUYING SHARES

Your AAL Representative is ready to help you open a new account. If you do not know the name of your AAL Representative, please call the Mutual Fund Service Center at (800) 553-6319.

How you register your account with the Funds can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your application. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, or if you have requested and received share certificates, additional documentation may be necessary.

Minimum Purchase Amounts

The following minimum amounts apply to purchases of shares of each Fund:

Minimum Purchase Amount per Account per Transaction*

Account                                                Initial Purchase   Additional Purchase

Regular Account                                             $1,000                $50

Custodial, IRA or other Retirement Plan Account              $250                 $50

Automatic Investment Plan                                     $0                  $25

* Minimum amounts may be waived for qualified group retirement plans and payroll deduction plans with prior approval or when required by law.

Initial Purchases

                            Initial Purchases By Mail

Step 1:  Complete an AAL Mutual Funds application and new account form for each different account registration.  If you do not complete the application properly, your purchase may be delayed or rejected.

Step 2:  Make your check payable to the Fund you are buying.  If more than one Fund, make your check payable to "The AAL Mutual Funds."

Step 3:  Mail your application and check to:

              Attn:  New Accounts

              The AAL Mutual Funds

              P.O. Box 9679

              Providence, RI  02940-9679

                            Initial Purchases By Wire

         In order to buy shares of the Funds by wire transfer, your bank must be a member of, or have a corresponding relationship with a member of the Federal Reserve System.

Step 1:  Call the Mutual Fund Service Center at (800) 553-6319 and provide the following information:

         o    your account registration;

         o    the name of the Fund(s) in which you want to invest;

         o    the Class of shares you wish to buy;

         o    your address;

         o    your Social Security or tax identification number;

         o    the dollar amount;

         o    the name of the wiring bank; and

         o    the name and telephone number of the person at your bank who the Funds can contact about your purchase.

         We must receive your wire order before the closing of the NYSE, normally 3:00 p.m. Central
         Time, to receive that day's price.

Step 2:  Instruct your bank to use the following instructions when wiring funds:

              Wire to:

              Boston Safe Deposit and Trust Co.
              Boston, MA
              ABA #011001234

              Credit:

              PFPC, Inc. as Agent for the benefit of The AAL Mutual Funds
              Account #014338

              Further Credit:

              [Name of the Fund]
              [Shareholder Account Number]
              [Shareholder Registration/Name]

         Please call (800) 553-6319 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.

         The Fund's transfer agent, PFPC, Inc., must receive your wire order funds in its offices prior to the close of the NYSE, normally 3:00 p.m. Central Time, to purchase shares on that day.
         Money received after the close of the NYSE will go toward the purchase of shares the next business day at that day's price.

Step 3:  Complete The AAL Mutual Funds application and mail it immediately to:

              Attn:  New Accounts

              The AAL Mutual Funds

              P.O. Box 9679

              Providence, RI  02940-9679

The Fund and its transfer  agent are not  responsible  for the  consequences  of delays  resulting  from the  banking or Federal  Reserve  Wire  system,  or from incomplete wiring instructions.

Additional Purchases

                          Additional Purchases By Mail

Step 1:  Make check payable to the specific Fund in which you are investing.  Please indicate your AAL
         Mutual Fund account number on the face of your check. If you have more than one account, always verify that you are investing in the proper account.  This will help ensure the proper handling of the transaction.

Step 2:  Payment for additional purchases should be sent directly to the Funds' transfer agent.

              Regular Mail:

              The AAL Mutual Funds
              P.O. Box 9679
              Providence, RI  02940-9679

              Express Mail/Private Delivery:

              The AAL Mutual Funds
              4400 Computer Dr.
              Westborough, MA  01581

                          Additional Purchases By Wire

You may make  additional wire purchases in an existing Fund account by following
Step 2 of the wire  transfer  instructions  shown for the  "Initial  Purchase by
Wire."

                        Additional Purchases By Telephone

Before you can buy  additional  shares by telephone,  you must have selected the
Request for Telephone Purchase option on the application. Once you have selected this option,  you can call the Mutual Fund Service  Center at (800) 553-6319 and we will withdraw  money from your bank checking or savings  account to make your investment.  You pay the next price  computed after the Funds have received your investment  from your  bank,  which is  usually  three  business  days after you authorize the transfer. If you need to invest sooner, you should consider making a bank wire purchase.

Automatic Investment Plans

The Funds offer several automatic investment plans to make periodic investing more convenient. These plans are not required to meet a minimum initial investment. Using The AAL Mutual Funds automatic investment plans, you may implement a strategy called dollar cost averaging. Dollar cost averaging involves investing a fixed amount of money at regular intervals. When you dollar cost average, you purchase more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves a continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are high.

Please note, it takes 10 business days from the time you invest for the transfer agent to validate any electronic transfer. This will cause some delay in your ability to write checks on an AAL Money Market Fund account or to redeem or transfer from your account.

For further information regarding any of the following automatic investment plans, contact your AAL Representative or the Mutual Fund Service Center at (800) 553-6319.

The Bank Draft Plan

Investors who wish to make regular additional investments in an existing Fund account may do so through the Funds’ bank draft plan. Under this plan the Funds will draft an investor’s bank checking or savings account in the amount specified -- which may not be less than $25 per account -- on specified dates, up to two transactions per month (at least 10 business days apart). The proceeds will be invested in shares of the specified Fund at the applicable offering price determined on the date of the draft. To use this plan you must authorize the plan on your application form, or subsequently in writing, and submit additional documents. Your instructions to establish a bank draft plan or to change the bank on an existing plan, must be received by the Funds’ transfer agent at least 13 business days prior to the transaction date. Your instructions for stopping a bank draft plan or changing the dollar amount on an existing plan must be received by the Funds’ transfer agent at least 5 business days prior to the transaction date. Instructions for changes, additions or termination of a bank draft plan must be in writing and signed by all bank account owners.

The Capital Builder Plan

The capital builder plan allows investors to make regular automatic investments in an existing account in any of The AAL Mutual Funds by redemption of shares from their AAL Money Market Fund account (same class of shares only). The capital builder plan allows investors to select the transaction date. If you do not select the date, it will automatically be drawn from your account on the 15th of the month. All such investments may not be less than $25 and will be subject to the applicable sales charge. To start, stop or change the plan, you must notify the Funds at least 24 hours prior to the transaction date.

Payroll Deduction Savings and Investment Plan

The payroll deduction savings and investment plan allows employees of AAL and employees of Lutheran-affiliated institutions to invest in the Funds through direct deduction from their paychecks or commission checks.

The Government Allotment Plan

The Government Allotment Plan allows Social Security recipients, federal employees and military personnel to invest in The AAL Mutual Funds through direct deduction from their paychecks.

Prestige Account

Investors who maintain a significant share balance will be provided with additional benefits, including personal attention from Prestige Account representatives, an exclusive toll-free telephone number, personalized investment analysis, complimentary financial information, a Prestige Account organizer and more.

Retirement Plans

AAL members and their enterprises and Lutheran organizations may establish their own individual or business retirement plans with assets invested in The AAL Mutual Funds. These accounts may offer you tax advantages. You should consult with your legal and/or tax adviser before you establish a retirement plan. A third-party maintenance fee may apply to some retirement accounts. Please review plan documents for more information. Your AAL Representative will provide you with the materials, documents and forms you need, and will work with you in establishing your retirement and education plan from among these choices:

  IRA (Individual Retirement Account);
  Rollover IRA;
  Roth IRA;*
  Education IRA;*
  SEP-IRA (Simplified Employee Pension Plan);
  SARSEP-IRA (Salary Reduction Simplified Employee Pension Plan);**
  SIMPLE-IRA (Savings Incentive Match Plan for Employees);
  403(b)(7) Custodial Account;***
  Money Purchase Pension Plan;
  Profit Sharing Plan; and
  401(k) Plan.

*Annual contributions are not tax deductible but distributions may not be subject to income tax
**No new plans may start after 1996, but existing plans may continue
*** For employees of public schools and certain non-profit organizations

Please note, The AAL Municipal Bond Fund is generally not an appropriate investment for a retirement account or Education IRA.

Purchase Policies

We reserve the right to suspend the offering of shares for a period of time and the right to reject any specific purchase of shares.

We must have physical possession of your request to consider your request received. Current law will determine the legal effect of posting for deadline purposes. The U.S. Postal Service or private delivery services are not agents of the Funds, the distributor, or the transfer agent. We do not legally receive your purchase application or your request for redemption when you deposit them in the mail, send them with a private delivery service or when you deposit them in our Post Office Box.

Earning Income

You begin earning income, if any, on your shares on the business day following the day our transfer agent receives your payment.

Purchases

Your purchase must be in U.S. dollars and your check must be drawn on a U.S. bank. We do not accept cash or traveler’s checks. If your check does not clear, we will cancel your purchase and hold you liable for any losses and any applicable fees. If you buy shares by any type of check, electronic funds transfer (other than bank wires) or automatic investment plan, and you elect to redeem your shares soon thereafter, we may postpone paying the redemption proceeds for 10 business days, or until your check has cleared. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by the transfer agent.

Confirmation

We generally mail written confirmation of your purchases, except for The AAL Money Market Fund, within two business days following the date of your purchase. We mail confirmation of additional purchases in The AAL Money Market Fund monthly. We mail confirmation of your automatic investment plan purchases at least quarterly.

Share Certificates

We issue share certificates only upon written request, and then only for full shares (no fractional shares). You must make a new written request for a share certificate each time you purchase shares. We do not charge a fee to issue share certificates. If you have asked for or have received share certificates, you cannot use certain shareholder services, including wire, check and telephone redemption, share exchange and any systematic withdrawal. Before you can redeem, transfer or exchange your shares, you must deliver the share certificates to our transfer agent in negotiable form (with a signature guarantee). We may not have share certificates available for some retirement accounts. If you lose your share certificate(s), you will be unable to redeem your shares until you receive a replacement certificate. To replace your share certificates contact the Mutual Fund Service Center at (800) 553-6319 for instructions. There may be a charge for replacement.

Changes to Your Account

After opening your AAL Mutual Fund account, you may wish to make changes to your account. Certain types of changes, such as moving to a new address or getting a new telephone number, do not have any other effect on an account. Any feature such as telephone exchange or participation in an automatic investment plan would continue uninterrupted. Other changes, such as exchanging from one Fund to another or transferring shares from a regular account to an IRA or adding a joint owner, will affect your account options because a new account is actually created. Account options, such as an automatic investment plan, are discontinued unless additional action is taken. These changes may require additional instructions and specific forms. If you are not sure whether a change affects your account, please contact your AAL Representative or the Mutual Fund Service Center at (800) 553-6319. When making these types of changes, please use The AAL Mutual Funds Account Change Request Form, which is available from your AAL Representative or from the Service Center.

Householding

As a shareholder of The AAL Mutual Funds, you currently receive a great deal of information from us through the mail. To help reduce the volume of mail that you receive, we will “household” all regulatory materials from this point. When we household mailings, we simply identify addresses on file that have two or more accounts and send only one copy of items such as prospectuses and annual/semi-annual reports to that address. These “shared” addresses will be used for mailings even if the accounts’ owners of record are not exactly the same.

Householding helps to save money through reduced printing and mailing costs, which benefits all shareholders. From this point forward, we will continue to household your regulatory materials unless you tell us otherwise. If you would like to discontinue householding for your account(s), please call the Mutual Fund Service Center at (800) 553-6319. When we receive notice from you to stop householding, we will begin sending you multiple copies of the same materials free of charge within 30 days.

Please note, this policy applies only to regulatory documents and not to quarterly account statements.

REDEEMING SHARES

You can sell your shares on any business day we price The AAL Mutual Funds’ shares. When you sell your shares, you receive the net asset value per share, except for Class B shares, for which you will receive the net asset value per share minus the contingent deferred sales charge, if any, depending on how long you have held the shares. If we receive your request in good order before the close of the NYSE, normally 3:00 p.m. Central Time, you will receive that day’s price. If we receive your redemption request in good order on a holiday, weekend or day the NYSE is closed, we will process your transaction request on the next business day. Shareholders earn income and receive dividends paid on Funds through the date of redemption.

The Funds may postpone payment or suspend the right of redemption in unusual circumstances, as permitted by the U.S. Securities and Exchange Commission. When you purchase shares by check, the Funds may delay payment for redemption requests for the shares purchased for 10 business days or until your check has cleared.

If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, or if you have requested and received share certificates, additional documentation may be necessary.

                               Redemptions By Mail

Step 1:  Prepare a written request including the following information:

         o  name(s) of the account owner(s);
         o  your account number;
         o  dollar or share amount you wish to redeem; and
         o  all persons registered as shareholders on the account must sign the redemption request exactly as the account is registered.

         You must have a signature guarantee if you want:

         o   to sell shares with a value of more than $100,000;
         o   the proceeds sent to an address other than the one listed for your account; or
         o   the check payable to someone other than the account owners(s).

         The transfer agent will accept signature guarantees from all institutions that are eligible to provide signature guarantees under federal or state law, provided that the individual giving the signature guarantee is authorized to do so.  Institutions that usually are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan institutions and credit unions.  Please note that a signature guarantee is not the same as a notarized signature.

         If you wish to redeem any type of IRA account, you must indicate on the redemption request whether or not federal income tax should be withheld.  Redemption requests that fail to indicate an election not to have federal tax withheld will be subject to the 10% Federal Tax withholding.

Step 2:  Mail your written redemption request to:

              Regular Mail:

              The AAL Mutual Funds
              P.O. Box 9679
              Providence, RI  02940-9679

              Express Mail/Private Delivery:

              The AAL Mutual Funds
              4400 Computer Dr.
              Westborough, MA  01581

         Please note, an $8.00 fee is assessed for a redemption by overnight mail; a $15.00 fee is assessed for a redemption for Saturday delivery.

         The Funds will mail payment proceeds within seven days following receipt of all required documents.

                            Redemptions By Telephone

The privilege to redeem shares by telephone is automatically extended to all accounts, unless the option is specifically declined on your application.  If you do not want the telephone redemption option, please call the Mutual Fund Service Center at (800) 553-6319.  By accepting this privilege, you assume some risks for unauthorized transactions.  Once a telephone request has been made, it cannot be canceled or modified.  We have implemented procedures designed to reasonably ensure that telephone instructions are genuine.  These procedures include recording telephone conversations, requesting verification of certain personal information, restricting transmittal of redemption proceeds to pre-authorized account owners and addresses and supplying transaction verification information.  Please note, we will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

The following conditions apply:

o  telephone redemption checks will be issued to the same payee(s) as the account registration and sent only to the address of record;
o  there has been no change of address in the preceding 60 days;
o  the request is for $100,000 or less;
o  retirement plan accounts are generally not eligible; and
o  shares to be redeemed cannot be in certificate form.

Please note that individual retirement plan accounts can be redeemed by phone only with 10% Federal Tax withholding.

The Funds will mail payment proceeds within seven days following receipt of all required documents.

                               Redemptions By Wire

Existing  shareholders  must  send an  Account  Change  Request  Form  with  the appropriate  section  completed  prior  to  exercising  the  privilege  of  wire redemption to:

     Regular Mail:

     The AAL Mutual Funds
     P.O. Box 9679
     Providence, RI  02940-9679

     Express Mail/Private Delivery:

     The AAL Mutual Funds
     4400 Computer Dr.
     Westborough, MA  01581

When redeeming shares by bank wire, please be aware of the following conditions:

o  wire redemptions can be made for any amount;
o  a $10.00 fee is assessed for redemptions by wire;
o  requests received in good order before the close of the NYSE, usually 3:00 p.m. Central Time, receive that day's price; and
o  if an account has multiple owners, we may rely on the instructions of any one account owner.  This privilege may not be available on all retirement plan accounts.

Redemption Options

Systematic Withdrawal Plan (Usually Only Appropriate for Class A Shares)

You can have money automatically withdrawn from your AAL Mutual Funds account(s) on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or direct payments at regular intervals. The following rules and/or guidelines apply:

  you need a minimum of $5,000 in your account to start the plan;
  you can select the date(s) on which the money is withdrawn. If you don't select the date(s), we will withdraw the money automatically from your account on the 15th of the month;
  to start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;
  money can be sent by check or bank wire;
  to stop or change your plan, you must notify us at least 5 business days prior to the next withdrawal; and
  because of sales charges, you must consider carefully the costs of frequent investments in and withdrawals from your account.

Please note, for minimum required distributions from IRA accounts, we will waive the contingent deferred sales charge on Class B shares.

Redemption Policies

Reinstatement Privilege (Class A Shares Only)

You have 60 days after you sell shares to reinvest the dollar amount you redeemed without having to pay another sales charge. You will pay the net asset value per share on the day you make your reinvestment and not on the day you sold your investment. The following rules and/or guidelines apply:

  you may use this privilege only ONCE per account;
  the dollar amount you reinvest cannot exceed the dollar amount you sold;
  the sale of your shares may be a taxable event despite the reinstatement;
  the reinstatement privilege does not apply to qualified retirement plan accounts (i.e., 403(b) and 401(k) accounts); and
  you must send a written request and a check for the amount you wish to reinvest to the Funds' transfer agent:

Regular Mail:

The AAL Mutual Funds
P.O. Box 9679
Providence, RI 02940-9679

Express Mail/Private Delivery:

The AAL Mutual Funds
4400 Computer Dr.
Westborough, MA 01581

Involuntary Redemption

Because all account owners share the high cost of maintaining accounts with low balances, the Funds reserve the right to involuntarily redeem a shareholder’s account, other than a retirement plan account, at any time the value of the account falls below $250 as a result of redemption. Shareholders will be notified in writing of any planned involuntary redemption and will be allowed 30 days to increase the account balance above the stated minimum before the redemption is processed.

EXCHANGING SHARES

Shares of the Funds may be exchanged for shares of any other AAL Mutual Fund with the same registration, without an additional sales charge, at the net asset value per share next computed after receipt of a written exchange request in proper form by the transfer agent. However, if you initially purchased Class A shares of The AAL Money Market Fund and did not pay an initial sales charge, you would not be able to exchange these shares for another Fund without paying a sales charge.

Minimum investment rules may apply when you open a new account by exchanging shares, and you may have to submit a new application if you have not invested shares in the other AAL Mutual Fund account before. You can exchange for the same class of shares only.

Shareholders of a Fund may only exchange into such other Funds as are legally available for sale in any state. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, or if you have requested and received share certificates, additional documentation may be necessary.

An exchange constitutes a redemption of the shares of one mutual fund and the purchase of shares of another. Exchanges are sales for tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged.

An excessive number of exchanges may be disadvantageous to the Funds. Therefore, the Funds reserve the right to terminate the exchange privilege of any shareholder who makes more than twelve exchanges in a year. Further, the Funds reserve the right to modify or terminate the exchange privilege at any time with respect to any Fund, if the Funds’ Trustees determine that continuing the privilege may be detrimental to shareholders. The Funds will provide at least 60 days notice prior to modifying or terminating the exchange privilege. In the event your exchange privilege is terminated for any reason, you will still have the right to redeem your shares as described in this prospectus.

                                Exchanges By Mail

Step 1:  Prepare a written request including the following information:

         o  name(s) of the account owner(s)

         o  your account number(s)

         o  dollar or share amount you wish to exchange

         o  the name of the Fund you are exchanging into; and

         o  signatures of all account owners.

Step 2:  Mail your redemption request to:

              Regular Mail:

              The AAL Mutual Funds
              P.O. Box 9679
              Providence, RI  02940-9679

              Express Mail/Private Delivery:

              The AAL Mutual Funds
              4400 Computer Dr.
              Westborough, MA  01581

Exchanges By Telephone

The privilege to exchange shares by telephone is automatically extended to all accounts, unless the option is specifically declined on your application. If you do not want the telephone exchange option, please call the Mutual Fund Service Center at (800) 553-6319. By accepting this privilege, you assume some risks for unauthorized transactions. Once a telephone request has been made, it cannot be canceled or modified. We have implemented procedures designed to reasonably ensure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of certain personal information, restricting transmittal of redemption proceeds to pre-authorized account owners and addresses and supplying transaction verification information. Please note, however, that we will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

You may exchange shares for which certificates have not been issued by telephoning the Mutual Fund Service Center at (800) 553-6319. Telephone exchange requests received prior to the close of the NYSE, usually 3:00 p.m. Central Time, will receive that day's price.

During periods of extreme volume caused by dramatic economic or stock market changes, shareholders may have difficulty reaching the Mutual Fund Service Center by phone, and a telephone exchange may be difficult to implement at those times. The Funds reserve the right to temporarily discontinue the telephone exchange privilege during such periods of extreme volume.

INTERNET TRANSACTIONS

Various AAL Mutual Fund transactions may be performed over the internet at www.aal.org. You are able to purchase, redeem and exchange shares within your Fund accounts (pre-authorized bank information is required prior to purchase). To protect your Fund assets, we require a Personal Identification Number (“PIN”) prior to authorizing transactions on your Fund accounts. Please call the Mutual Fund Service Center at (800) 553-6319 to request information about obtaining a PIN. Your will receive you PIN approximately five to seven days after your request.

DIVIDENDS

The Funds endeavor to qualify annually for, and elect tax treatment applicable to, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (Code). Pursuant to the requirements of the Code, we intend to distribute substantially all of the Funds’ net investment income and net realized capital gains, if any, less any available capital loss carryover, to shareholders annually. We do this to avoid paying income tax on the Funds’ net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized gains. Annually, we intend to comply with all of the requirements to qualify as a regulated investment company for each Fund. We provide you with full information on dividends and capital gains distributions for each Fund on an annual basis.

Below, we provide you with a general description of the distribution policies and some of the tax consequences for the Funds’ shareholders. You should always check with your tax adviser to determine whether any dividends and distributions paid to you by a Fund are subject to any taxes, including state and local taxes.

The dividends from net investment income of each of the Funds, including net short-term capital gains, are taxable as ordinary income to shareholders, whether paid in additional shares or in cash. Any long-term capital gains distributed to shareholders are taxable as capital gains to shareholders, whether they receive them in cash or in additional shares, regardless of the length of time a shareholder has owned the shares.

We distribute substantially all net investment income and any net realized capital gains, if any, for the Funds as shown in the table below.

Fund                                   Dividends (If Any)   Capital Gains (If Any)
The AAL Technology Stock Fund          Annually             Annually
The AAL Aggressive Growth Fund         Annually             Annually
The AAL Small Cap Stock Fund           Annually             Annually
The AAL Small Cap Value Fund           Annually             Annually
The AAL Mid Cap Stock Fund             Annually             Annually
The AAL International Fund             Annually             Annually
The AAL Capital Growth Fund            Semi-Annually        Annually
The AAL Equity Income Fund             Quarterly            Annually
The AAL Balanced Fund                  Quarterly            Annually
The AAL Large Company Index Fund II    Annually             Annually
The AAL Mid Cap Index Fund II          Annually             Annually
The AAL Small Cap Index Fund II        Annually             Annually

Reinvestment of Fund Distributions

You can reinvest all of your income dividends and/or capital gains distributions into the Funds at net asset value and pay no up-front (Class A shares) or contingent deferred (Class B shares) sales charges. You also can have your distributions paid in cash. When you receive a distribution you may have to pay taxes whether or not you reinvest them or we pay it out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends.

TAX CONSIDERATIONS

Dividends

As with all funds distributing taxable income, you as a tax-paying investor will be subject to income taxes on all dividends and distributions, regardless of whether you elect to take them in cash or have them reinvested.

Each Fund intends to distribute in December and, if necessary, at such other times as the Fund may determine, its net investment income and any net realized capital gains resulting from investment activity. Any dividend (including a capital gains dividend) declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31, of the calendar year declared. Cumulative statements showing all activity in the account for the prior year will be mailed annually to all shareholders.

All income and capital gains distributions are reinvested in full and fractional shares of a Fund at net asset value, without sales charges, on a payment date unless a shareholder has requested payment in cash on the shareholder application or by separate written request. The shareholder returns that we project at maturity assume the reinvestment of all income and capital gains distributions. If a shareholder elects to receive these distributions in cash, the return at maturity will be substantially less than our projections at the time of purchase.

Each Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code (the Code) and to take all other action required so that no federal income tax will be payable by the Funds themselves. Each Fund will be treated as a separate regulated investment company under the Code.

Exchanges

Any exchange of fund shares will be treated as a sale of the fund’s shares and any gain on the transaction may be subject to federal income tax. However, if you hold the shares in a qualified or tax-deferred plan, you generally will not be taxed on investment income, dividends, exchanges or capital gains until you take a withdrawal or distribution from the plan.

Form 1099

Shareholders are provided annually with full information on income and capital gains distributions for tax purposes. For each tax year, you will receive Form 1099, which reports the amount of dividends and capital gains we distribute to you during that year. If you own shares as a part of a qualified plan, you will not receive Form 1099 unless you take a withdrawal or distribution from the plan.

If you redeem or exchange fund shares from a taxable account, proceeds from the sale or exchange will be reported on Form 1099-B. If you redeem shares from a qualified plan or IRA, proceeds from the sale will be reported on Form 1099-R. No reporting is done on exchanges within a qualified plan or IRA.

Short-term capital gains and investment income will be taxed as ordinary income rather than long-term capital gains. Shareholders should consult their tax advisers regarding the applicability of state and local taxes to dividends and distributions.

Withholding Taxes

        The Funds are required by federal law to withhold 31% of reportable payments (which include dividends, capital gain distributions and redemption proceeds) paid to certain shareholders who have not properly certified that the Social Security or other taxpayer identification number provided by the shareholder is correct and that he or she is not otherwise subject to backup withholding. The Funds’ shareholder application includes the required certification.

This discussion provides no information as to state and local tax consequences of ownership of shares of the Funds. You should consult your personal tax adviser to determine the consequences of state and local taxes, and for a more detailed assessment of federal tax consequences for your particular circumstances.

DISTRIBUTION ARRANGEMENTS

12b-1 Fees

In addition to the sales charge deducted at the time of purchase, each Fund is authorized, pursuant to a Rule 12b-1 Distribution Plan it has adopted (12b-1 Distribution Plan or Plan), to use a portion of its assets to cover the costs of certain activities relating to the distribution of its shares to investors.

The 12b-1 Distribution Plan permits each Fund to reimburse the distributor for expenses incurred in distributing the Funds’ shares to investors, which includes expenses relating to: sales representative compensation (excluding the initial sales charge); advertising; preparation and distribution of sales literature and prospectuses to prospective investors; implementing and operating the Plan; and performing other promotional or administrative activities on behalf of the Funds.

Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Pursuant to the Plan, we may also reimburse the distributor for overhead expenses incurred in distributing the Funds’ shares. We may not reimburse the distributor for expenses of past fiscal years or in contemplation of expenses for future fiscal years. We may not use distribution fees we pay for one Fund to finance the distribution of shares for another Fund. The table below shows the maximum 12b-1 distribution and service fee paid by each Fund.

Distribution Fees

Fund                                     Class A Shares          Class B Shares
The AAL Technology Stock Fund            None                    0.75%
The AAL Aggressive Growth Fund           None                    0.75%
The AAL Small Cap Stock Fund             None                    0.75%
The AAL Small Cap Value Fund             None                    0.75%
The AAL Mid Cap Stock Fund               None                    0.75%
The AAL International Fund               None                    0.75%
The AAL Capital Growth Fund              None                    0.75%
The AAL Equity Income Fund               None                    0.75%
The AAL Balanced Fund                    None                    0.75%
The AAL Large Company Index Fund II      None                    0.75%
The AAL Mid Cap Index Fund II            None                    0.75%
The AAL Small Cap Index Fund II          None                    0.75%

Service Fees

Fund                                     Class A Shares          Class B Shares
The AAL Technology Stock Fund            0.25%                   0.25%
The AAL Aggressive Growth Fund           0.25%                   0.25%
The AAL Small Cap Stock Fund             0.25%                   0.25%
The AAL Small Cap Value Fund             0.25%                   0.25%
The AAL Mid Cap Stock Fund               0.25%                   0.25%
The AAL International Fund               0.25%                   0.25%
The AAL Capital Growth Fund              0.25%                   0.25%
The AAL Equity Income Fund               0.25%                   0.25%
The AAL Balanced Fund                    0.25%                   0.25%
The AAL Large Company Index Fund II      None                    0.25%
The AAL Mid Cap Index Fund II            None                    0.25%
The AAL Small Cap Index Fund II          None                    0.25%

Shareholder Maintenance Agreement
Under contracts approved by the Board of Trustees, AAL CMC provides certain shareholder maintenance services. AAL CMC receives an annual fee for providing these services. This fee is based upon, and limited by, the difference between the current account fees charged and the normal full-service fee schedule established by our transfer agent. It also includes reimbursement for out-of-pocket costs including postage and telephone charges. This account differential, including reimbursement for expenses, is approximately $3.5 per account per year.

FINANCIAL HIGHLIGHTS INFORMATION

The AAL Small Cap Value Fund first offers its shares pursuant to this prospectus and consequently does not have financial highlights information.

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the accounting firm of PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements are included in the annual report, which is available upon request.

                        THE AAL TECHNOLOGY STOCK FUND
Institutional Shares                                      Year Ended    Period:
                                                          4/30/01       7/1/00 to
                                                                        4/30/01
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period
Income from Investment Operations
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total From Investment Operations
Distributions from:
Net Investment Income
Net Realized Capital Gains
Total Distributions
Net Asset Value - End of Period
Total Return (1)
Supplemental Data and ratios
Net Assets at End of Period (in millions)
Ratio of Expenses to Average Net Assets (2)*
Ratio of Investment Income (Loss) to Average Net Assets (2)*
Portfolio Turnover Rate

*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:

Ratio of Expenses to Average Net Assets
Ratio of Net Investment Income (Loss) to Average Net Assets
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                           THE AAL AGGRESSIVE GROWTH FUND
Institutional Shares                                      Year Ended   Period:
                                                          4/30/01      7/1/00 to
                                                                       4/30/01
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period
Income from Investment Operations
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total From Investment Operations
Distributions from:
Net Investment Income
Net Realized Capital Gains
Total Distributions
Net Asset Value - End of Period
Total Return (1)
Supplemental Data and ratios
Net Assets at End of Period (in millions)
Ratio of Expenses to Average Net Assets (2)*
Ratio of Investment Income (Loss) to Average Net Assets (2)*
Portfolio Turnover Rate

*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:

Ratio of Expenses to Average Net Assets
Ratio of Net Investment Income (Loss) to Average Net Assets
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                              THE AAL SMALL CAP STOCK FUND

Class A Shares                                         Year Ended   Year        Year Ended  Year        Period:
                                                       4/30/01      Ended       4/30/99     Ended       7/16/96 to

                                                                    4/30/00                 4/30/98     4/30/97
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                               $10.89      $13.84      $9.84       $10.00
Income from Investment Operations
Net Investment Income (Loss)                                        (0.08)      (0.12)      (0.10)      (0.06)
Net Realized and Unrealized Gain (Loss) on Investments              3.79        (2.51)      4.73        0.17
Total From Investment Operations                                    3.71        (2.63)      4.63        0.11
Distributions from:
Net Investment Income                                               -           -           -           -
Net Realized Capital Gains                                          -           (0.32)      (0.63)      (0.27)
Total Distributions                                                 -           (0.32)      (0.63)      (0.27)
Net Asset Value - End of Period                                     $14.60      $10.89      $13.84      $9.84
Total Return (1)                                                    34.07%      (18.97)%    47.97%      (0.78)%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                           $191.3      $116.0      $120.3      $44.5
Ratio of Expenses to Average Net Assets (2)*                        1.53%       1.82%       1.71%       2.06%
Ratio of Investment Income (Loss) to Average Net Assets (2)*        (0.72)%     (1.15)%     (1.05)%     (1.20)%
Portfolio Turnover Rate                                             147.01%     112.96%     105.60%     138.50%
*  If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                             1.65%       1.82%       1.71%       2.06%
Ratio of Net Investment Income (Loss) to Average Net Assets         (0.85)%     (1.15)%     (1.05)%     (1.20)%
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                                THE AAL SMALL CAP STOCK FUND

Class B Shares                                            Year        Year Ended   Year Ended    Year Ended    Period:
                                                          Ended       4/30/00      4/30/99       4/30/98       1/8/97 to
                                                          4/30/01                                              4/30/97

Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                 $10.74       $13.73        $9.81         $11.17
Income from Investment Operations
Net Investment Income (Loss)                                          (0.19)       (0.22)        (0.16)        (0.03)
Net Realized and Unrealized Gain (Loss) on Investments                3.69         (2.50)        4.67          (1.33)
Total From Investment Operations                                      3.50         (2.72)        4.51          (1.36)
Distributions from:
Net Investment Income                                                 -            -             -             -
Net Realized Capital Gains                                            -            (0.27)        (0.59)        -
Total Distributions                                                   -            (0.27)        (0.59)        -
Net Asset Value - End of Period                                       $14.24       $10.74        $13.73        $9.81
Total Return (1)                                                      32.71%       (19.85)%      46.86%        (12.18)%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                             $24.6        $15.8         $14.4         $3.4
Ratio of Expenses to Average Net Assets (2)*                          2.56%        2.89%         2.60%         3.20%
Ratio of Investment Income (Loss) to Average Net Assets (2)*          (1.76)%      (2.22)%       (1.94)%       (2.39)%
Portfolio Turnover Rate                                               147.01%      112.96%       105.60%       138.50%
*  If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                               2.68%        2.89%         2.60%         3.21%
Ratio of Net Investment Income (Loss) to Average Net Assets           (1.88)%      (2.22)%       (1.94)%       (2.40)%
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                                  THE AAL MID CAP STOCK FUND

Class A Shares                                          Year        Year Ended  Year       Year Ended  Year Ended
                                                        Ended       4/30/00     Ended      4/30/98     4/30/97
                                                        4/30/01                 4/30/99

Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                               $13.89      $15.93     $12.71      $17.11
Income from Investment Operations
Net Investment Income (Loss)                                        (0.00)      (0.04)     (0.04)      (0.12)
Net Realized and Unrealized Gain (Loss) on Investments              3.67        (1.25)     4.75        (1.63)
Total From Investment Operations                                    3.67        (1.29)     4.71        (1.75)
Distributions from:
Net Investment Income                                               -           -          -           -
Net Realized Capital Gains                                          (0.83)      (0.75)     (1.49)      (2.65)
Total Distributions                                                 (0.83)      (0.75)     (1.49)      (2.65)
Net Asset Value - End of Period                                     $16.73      $13.89     $15.93      $12.71
Total Return (1)                                                    27.29%      (7.62)%    38.73%      (11.08)%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                           $759.0      $584.9     $671.5      $461.7
Ratio of Expenses to Average Net Assets (2)*                        1.14%       1.37%      1.30%       1.35%
Ratio of Investment Income (Loss) to Average Net Assets (2)*        (0.02)%     (0.28)%    (0.27)%     (0.94)%
Portfolio Turnover Rate                                             142.26%     125.94%    104.73%     112.60%
*  If the Fund had paid all of its expenses for Class A
Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                             1.24%       1.37%      1.30%       1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets         (0.12)%     (0.28)%    (0.27)%     (0.94)%
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                                            THE AAL MID CAP STOCK FUND

Class B Shares                                          Year        Year        Year Ended  Year        Period:
                                                        Ended       Ended       4/30/99     Ended       1/8/97 to
                                                        4/30/01     4/30/00                 4/30/98     4/30/97

Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                               $13.64      $15.78      $12.69      $13.67
Income from Investment Operations
Net Investment Income (Loss)                                        (0.17)      (0.17)      (0.12)      (0.03)
Net Realized and Unrealized Gain (Loss) on Investments              3.56        (1.27)      4.65        (0.95)
Total From Investment Operations                                    3.39        (1.44)      4.53        (0.98)
Distributions from:
Net Investment Income                                               -           -           -           -
Net Realized Capital Gains                                          (0.83)      (0.70)      (1.44)      -
Total Distributions                                                 (0.83)      (0.70)      (1.44)      -
Net Asset Value - End of Period                                     $16.20      $13.64      $15.78      $12.69
Total Return (1)                                                    25.71%      (8.70)%     37.41%      (7.17)%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                           $26.9       $17.0       $13.6       $3.3
Ratio of Expenses to Average Net Assets (2)*                        2.46%       2.56%       2.33%       2.29%
Ratio of Investment Income (Loss) to Average Net Assets (2)*        (1.33)%     (1.46)%     (1.30)%     (1.41)%
Portfolio Turnover Rate                                             142.26%     125.94%     104.73%     112.60%
*  If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                             2.55%       2.56%       2.33%       2.29%
Ratio of Net Investment Income (Loss) to Average Net Assets         (1.43)%     (1.46)%     (1.30)%     (1.41)%
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                                                THE AAL INTERNATIONAL FUND

Class A Shares                                             Year       Year       Year Ended  Year       Year
                                                           Ended      Ended      4/30/99     Ended      Ended
                                                           4/30/01    4/30/00                4/30/98    4/30/97

Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                 $11.35     $11.15      $11.37     $11.08
Income from Investment Operations
Net Investment Income (Loss)                                          -          0.08        0.17       0.01
Net Realized and Unrealized Gain (Loss) on Investments                2.71       0.65        0.56       0.68
Total From Investment Operations                                      2.71       0.73        0.73       0.69
Distributions from:
Net Investment Income                                                 -          (0.44)      (0.37)     (0.34)
Net Realized Capital Gains                                            -          (0.09)      (0.58)     (0.06)
Total Distributions                                                   -          (0.53)      (0.95)     (0.40)
Net Asset Value - End of Period                                       $14.06     $11.35      $11.15     $11.37
Total Return (1)                                                      23.91%     6.82%       7.34%      6.32%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                             $226.7     $146.9      $144.2     $116.2
Ratio of Expenses to Average Net Assets (2)*                          1.36%      1.74%       1.91%      2.10%
Ratio of Investment Income (Loss) to Average Net Assets (2)*          (0.01)%    0.64%       1.36%      0.88%
Portfolio Turnover Rate                                               43.5%      100.90%     19.90%     12.95%
*  If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                               1.41%      1.74%       1.91%      2.10%
Ratio of Net Investment Income (Loss) to Average Net Assets           (0.07)%    0.64%       1.36%      0.88%
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                                           THE AAL INTERNATIONAL FUND

Class B Shares                                             Year       Year       Year Ended  Year       Period:
                                                           Ended      Ended      4/30/99     Ended      1/8/97 to
                                                           4/30/01    4/30/00                4/30/98    4/30/97

Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                 $11.23     $11.05      $11.34     $10.98
Income from Investment Operations
Net Investment Income (Loss)                                          (0.13)     (0.03)      0.13       -
Net Realized and Unrealized Gain (Loss) on Investments                2.65       0.64        0.49       0.36
Total From Investment Operations                                      2.52       0.61        0.62       0.36
Distributions from:
Net Investment Income                                                 -          (0.34)      (0.33)     -
Net Realized Capital Gains                                            -          (0.09)      (0.58)     -
Total Distributions                                                   -          (0.43)      (0.91)     -
Net Asset Value - End of Period                                       $13.75     $11.23      $11.05     $11.34
Total Return (1)                                                      22.44%     5.72%       6.30%      3.28%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                             $15.6      $9.8        $7.9       $2.6
Ratio of Expenses to Average Net Assets (2)*                          2.53%      2.85%       2.90%      2.94%
Ratio of Investment Income (Loss) to Average Net Assets (2)*          (1.19)%    (0.52)%     0.34%      (0.03)%
Portfolio Turnover Rate                                               43.59%     100.90%     19.90%     12.95%
*  If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                               2.59%      2.85%       2.90%      2.94%
Ratio of Net Investment Income (Loss) to Average Net Assets           (1.25)%    (0.52)%     0.34%      (0.03)%
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                                THE AAL CAPITAL GROWTH FUND

Class A Shares                                              Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                                            4/30/01      4/30/00     4/30/99     4/30/98     4/30/97

Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                    $35.87      $29.64      $21.50      $18.79
Income from Investment Operations
Net Investment Income (Loss)                                             0.13        0.09        0.10        0.13
Net Realized and Unrealized Gain (Loss) on Investments                   3.19        6.69        9.26        3.68
Total From Investment Operations                                         3.32        6.78        9.36        3.81
Distributions from:
Net Investment Income                                                    (0.09)      (0.09)      (0.08)      (0.15)
Net Realized Capital Gains                                               (0.43)      (0.46)      (1.14)      (0.95)
Total Distributions                                                      (0.52)      (0.55)      (1.22)      (1.10)
Net Asset Value - End of Period                                          $38.67      $35.87      $29.64      $21.50
Total Return (1)                                                         9.28%       23.20%      44.48%      20.55%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                                $4,115.1    $3,594.5    $2.766.7    $1,794.4
Ratio of Expenses to Average Net Assets (2)*                             0.90%       0.97%       0.98%       1.06%
Ratio of Investment Income (Loss) to Average Net Assets (2)*             0.35%       0.30%       0.39%       0.62%
Portfolio Turnover Rate                                                  7.50%       8.74%       17.96%      24.30%
*  If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                                  0.92%       0.97%       0.98%       1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets              0.33%       0.30%       0.39%       0.62%
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                                THE AAL CAPITAL GROWTH FUND

Class B Shares                                             Year       Year       Year      Year       Period:
                                                           Ended      Ended      Ended     Ended      1/8/97 to
                                                           4/30/01    4/30/00    4/30/99   4/30/98    4/30/97

Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                 $35.29     $29.38    $21.45     $20.66
Income from Investment Operations
Net Investment Income (Loss)                                          (0.22)     (0.19)    0.04       (0.01)
Net Realized and Unrealized Gain (Loss) on Investments                3.07       6.56      9.06       0.80
Total From Investment Operations                                      2.85       6.37      9.10       0.79
Distributions from:
Net Investment Income                                                 -          -         (0.03)     -
Net Realized Capital Gains                                            (0.43)     (0.46)    (1.14)     -
Total Distributions                                                   (0.43)     (0.46)    (1.17)     -
Net Asset Value - End of Period                                       $37.71     $35.29    $29.38     $21.45
Total Return (1)                                                      8.09%      21.94%    43.25%     3.82%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                             $148.6     $107.6    $54.9      $11.0
Ratio of Expenses to Average Net Assets (2)*                          1.95%      1.99%     1.90%      1.89%
Ratio of Investment Income (Loss) to Average Net Assets (2)*          (0.69)%    (0.74)%   (0.58)%    (0.39)%
Portfolio Turnover Rate                                               7.50%      8.74%     17.96%     24.30%
*  If the Fund had paid all of its expenses for Class B , the ratios would be as follows:
Ratio of Expenses to Average Net Assets                               1.96%      1.99%     1.90%      1.89%
Ratio of Net Investment Income (Loss) to Average Net Assets           (0.71)%    (0.74)%   (0.58)%    (0.39)%
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                                 THE AAL EQUITY INCOME FUND

Class A Shares                                              Year       Year       Year      Year       Year
                                                            Ended      Ended      Ended     Ended      Ended
                                                            4/30/01    4/30/00    4/30/99   4/30/98    4/30/97

Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                  $14.68     $14.31    $11.34     $10.90
Income from Investment Operations
Net Investment Income (Loss)                                           0.18       0.16      0.27       0.39
Net Realized and Unrealized Gain (Loss) on Investments                 (0.30)     1.17      3.44       0.46
Total From Investment Operations                                       (0.12)     1.33      3.71       0.85
Distributions from:
Net Investment Income                                                  (0.16)     (0.17)    (0.29)     (0.41)
Net Realized Capital Gains                                             -          (0.79)    (0.45)     -
Total Distributions                                                    (0.16)     (0.96)    (0.74)     (0.41)
Net Asset Value - End of Period                                        $14.40     $14.68    $14.31     $11.34
Total Return (1)                                                       (0.80)%    10.08%    33.50%     7.88%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                              $277.6     $262.2    $197.7     $134.2
Ratio of Expenses to Average Net Assets (2)*                           0.92%      1.05%     1.11%      1.15%
Ratio of Investment Income (Loss) to Average Net Assets (2)*           1.24%      1.22%     2.17%      3.57%
Portfolio Turnover Rate                                                26.93%     13.35%    64.00%     5.14%
*  If the Fund had paid all of its expenses for Class A Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                                 0.98%      1.05%     1.11%      1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets             1.18%      1.22%     2.17%      3.57%
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                                  THE AAL EQUITY INCOME FUND

Class B Shares                                            Year       Year       Year      Year       Period:
                                                          Ended      Ended      Ended     Ended      1/8/97 to
                                                          4/30/01    4/30/00    4/30/99   4/30/98    4/30/97

Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                $14.66     $14.31    $11.37     $11.40
Income from Investment Operations
Net Investment Income (Loss)                                         0.02       0.02      0.19       0.05
Net Realized and Unrealized Gain (Loss) on Investments               (0.28)     1.17      3.41       (0.06)
Total From Investment Operations                                     (0.26)     1.19      3.60       (0.01)
Distributions from:
Net Investment Income                                                (0.02)     (0.05)    (0.21)     (0.02)
Net Realized Capital Gains                                           -          (0.79)    (0.45)     -
Total Distributions                                                  (0.02)     (0.84)    (0.66)     (0.02)
Net Asset Value - End of Period                                      $14.38     $14.66    $14.31     $11.37
Total Return (1)                                                     (1.80)%    8.97%     32.42%     (0.04)%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                            $11.6      $9.6      $3.8       $0.5
Ratio of Expenses to Average Net Assets (2)*                         1.99%      2.09%     2.04%      1.99%
Ratio of Investment Income (Loss) to Average Net Assets (2)*         0.17%      0.16%     0.96%      2.36%
Portfolio Turnover Rate                                              26.93%     13.35%    64.00%     5.14%
*  If the Fund had paid all of its expenses for Class B s, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                              2.05%      2.09%     2.04%      1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets          0.11%      0.16%     0.96%      2.36%
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                                 THE AAL BALANCED FUND
Class A Shares                                               Year Ended    Year Ended    Year Ended    Period:
                                                             4/30/01       4/30/00       4/30/99       12/29/97 to
                                                                                                       4/30/98
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                      $12.15        $10.81        $10.00
Income from Investment Operations
Net Investment Income (Loss)                                               0.32          0.21          0.04
Net Realized and Unrealized Gain (Loss) on Investments                     0.25          1.34          0.80
Total From Investment Operations                                           0.57          1.55          0.84
Distributions from:
Net Investment Income                                                      (0.31)        (0.20)        (0.03)
Net Realized Capital Gains                                                 -             (0.01)        -
Total Distributions                                                        (0.31)        (0.21)        (0.03)
Net Asset Value - End of Period                                            $12.41        $12.15        $10.81
Total Return (1)                                                           4.78%         14.14%        8.37%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                                  $256.1        $158.3        $27.7
Ratio of Expenses to Average Net Assets (2)*                               1.09%         1.15%         1.37%
Ratio of Investment Income (Loss) to Average Net Assets (2)*               2.76%         2.26%         2.19%
Portfolio Turnover Rate                                                    64.58%        213.46%       11.52%
*  If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                                    1.14%         1.23%         1.63%
Ratio of Net Investment Income (Loss) to Average Net Assets                2.72%         2.17%         1.93%
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                                                THE AAL BALANCED FUND

Class B Shares                                             Year Ended    Year Ended   Year Ended  Period:
                                                           4/30/01       4/30/00      4/30/99     12/29/97
                                                                                                  to 4/30/98
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                    $12.10       $10.79      $10.00
Income from Investment Operations
Net Investment Income (Loss)                                             0.21         0.14        0.03
Net Realized and Unrealized Gain (Loss) on Investments                   0.24         1.31        0.78
Total From Investment Operations                                         0.45         1.45        0.81
Distributions from:
Net Investment Income                                                    (0.20)       (0.13)      (0.02)
Net Realized Capital Gains                                               -            (0.01)      -
Total Distributions                                                      (0.20)       (0.14)      (0.02)
Net Asset Value - End of Period                                          $12.35       $12.10      $10.79
Total Return (1)                                                         3.74%        13.47%      8.10%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                                $18.2        $11.9       $2.3
Ratio of Expenses to Average Net Assets (2)*                             2.03%        1.98%       2.11%
Ratio of Investment Income (Loss) to Average Net Assets (2)*             1.82%        1.42%       1.45%
Portfolio Turnover Rate                                                  64.58%       213.46%     11.52%
*  If the Fund had paid all of its expenses for Class B Shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                                  2.08%        2.18%       2.50%
Ratio of Net Investment Income (Loss) to Average Net Assets              1.77%        1.22%       1.06%
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                         THE AAL LARGE COMPANY INDEX FUND II

Class A Shares                                             Year Ended       Period:
                                                           4/30/01          7/1/00 to

                                                                            4/30/00
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                       $10.00
Income from Investment Operations
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total From Investment Operations
Distributions from:
Net Investment Income
Net Realized Capital Gains
Total Distributions
Net Asset Value - End of Period
Total Return (1)
Supplemental Data and ratios
Net Assets at End of Period (in millions)
Ratio of Expenses to Average Net Assets (2)*
Ratio of Investment Income (Loss) to Average Net Assets (2)*
Portfolio Turnover Rate
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets
Ratio of Net Investment Income (Loss) to Average Net Assets
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                         THE AAL LARGE COMPANY INDEX FUND II

Class B Shares                                             Year Ended       Period:
                                                           4/30/01          7/1/00 to

                                                                            4/30/00
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                       $10.00
Income from Investment Operations
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total From Investment Operations
Distributions from:
Net Investment Income
Net Realized Capital Gains
Total Distributions
Net Asset Value - End of Period
Total Return (1)
Supplemental Data and ratios
Net Assets at End of Period (in millions)
Ratio of Expenses to Average Net Assets (2)*
Ratio of Investment Income (Loss) to Average Net Assets (2)*
Portfolio Turnover Rate
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets
Ratio of Net Investment Income (Loss) to Average Net Assets
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                            THE AAL MID CAP INDEX FUND II

Class A Shares                                      Year Ended       Period:
                                                    4/30/01          7/1/00 to

                                                                     4/30/00
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                $10.00
Income from Investment Operations
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total From Investment Operations
Distributions from:
Net Investment Income
Net Realized Capital Gains
Total Distributions
Net Asset Value - End of Period
Total Return (1)
Supplemental Data and ratios
Net Assets at End of Period (in millions)
Ratio of Expenses to Average Net Assets (2)*
Ratio of Investment Income (Loss) to Average Net Assets (2)*
Portfolio Turnover Rate
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets
Ratio of Net Investment Income (Loss) to Average Net Assets
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                            THE AAL MID CAP INDEX FUND II

Class B Shares                                          Year Ended       Period:
                                                        4/30/01          7/1/00 to

                                                                         4/30/00
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                    $10.00
Income from Investment Operations
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total From Investment Operations
Distributions from:
Net Investment Income
Net Realized Capital Gains
Total Distributions
Net Asset Value - End of Period
Total Return (1)
Supplemental Data and ratios
Net Assets at End of Period (in millions)
Ratio of Expenses to Average Net Assets (2)*
Ratio of Investment Income (Loss) to Average Net Assets (2)*
Portfolio Turnover Rate
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets
Ratio of Net Investment Income (Loss) to Average Net Assets
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                           THE AAL SMALL CAP INDEX FUND II
Class A Shares                                          Year Ended       Period:
                                                        4/30/01          7/1/00 to
                                                                         4/30/00
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                    $10.00
Income from Investment Operations
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total From Investment Operations
Distributions from:
Net Investment Income
Net Realized Capital Gains
Total Distributions
Net Asset Value - End of Period
Total Return (1)
Supplemental Data and ratios
Net Assets at End of Period (in millions)
Ratio of Expenses to Average Net Assets (2)*
Ratio of Investment Income (Loss) to Average Net Assets (2)*
Portfolio Turnover Rate
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets
Ratio of Net Investment Income (Loss) to Average Net Assets
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

                           THE AAL SMALL CAP INDEX FUND II
Class A Shares                                         Year Ended       Period:
                                                       4/30/01          7/1/00 to
                                                                        4/30/00
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                   $10.00
Income from Investment Operations
Net Investment Income (Loss)
Net Realized and Unrealized Gain (Loss) on Investments
Total From Investment Operations
Distributions from:
Net Investment Income
Net Realized Capital Gains
Total Distributions
Net Asset Value - End of Period
Total Return (1)
Supplemental Data and ratios
Net Assets at End of Period (in millions)
Ratio of Expenses to Average Net Assets (2)*
Ratio of Investment Income (Loss) to Average Net Assets (2)*
Portfolio Turnover Rate
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets
Ratio of Net Investment Income (Loss) to Average Net Assets
(1)	Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge. The aggregate, not annualized total return is shown for periods less than one year.

(2)	For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

ADDITIONAL INFORMATION

You will find additional information in the statement of additional information and the annual and semi-annual reports to shareholders. The Funds’ statement of additional information and annual and semi-annual reports are available, without charge, upon request. To request this or other information about the Funds, please call (800) 553-6319.

Annual and Semi-Annual Reports

In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performances during their last fiscal year.

Statement of Additional Information

The Funds’ statement of additional information provides more detailed information about the Funds.

You also may review and copy information about the Funds (including the statement of additional information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room call 1-800-SEC-0330. You also may obtain reports and other information about the Funds on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplication fee, by electronic request to e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission at 405 5th Street, N. W., Washington, D. C. 20549-6009.

The Funds' Investment Company Act File Number is 811-5075

[Logo]
THE AAL MUTUAL FUNDS
222 West College Ave.
Appleton, WI 54919-0007
Telephone: (800) 553-6319
www.aal.org
e-mail: aalcmc@aal.org

THE AAL MUTUAL FUNDS

PROSPECTUS

Institutional Shares

July 17, 2001

The AAL Technology Stock Fund

The AAL Aggressive Growth Fund

The AAL Small Cap Stock Fund

The AAL Small Cap Value Fund

The AAL Mid Cap Stock Fund

The AAL International Fund

The AAL Capital Growth Fund

The AAL Equity Income Fund

The AAL Large Company Index Fund

The AAL Mid Cap Index Fund

The AAL Balanced Fund

The AAL High Yield Bond Fund

The AAL Municipal Bond Fund

The AAL Bond Fund

The AAL Bond Index Fund

The AAL Money Market Fund

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                            PAGE

RISK/RETURN INFORMATION: INVESTMENT OBJECTIVES AND STRATEGIES

         PROSPECTUS SUMMARY
         THE AAL TECHNOLOGY STOCK FUND
         THE AAL AGGRESSIVE GROWTH FUND
         THE AAL SMALL CAP STOCK FUND
         THE AAL SMALL CAP VALUE FUND
         THE AAL MID CAP STOCK FUND
         THE AAL INTERNATIONAL FUND
         THE AAL CAPITAL GROWTH FUND
         THE AAL EQUITY INCOME FUND
         THE AAL LARGE COMPANY INDEX FUND
         THE AAL MID CAP INDEX FUND
         THE AAL BALANCED FUND
         THE AAL HIGH YIELD BOND FUND
         THE AAL MUNICIPAL BOND FUND
         THE AAL BOND FUND
         THE AAL BOND INDEX FUND
         THE AAL MONEY MARKET FUND

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

         Investment Adviser
         Adviser Fees
         Portfolio Management
         The AAL Savings Plan

SHAREHOLDER INFORMATION
         Pricing Funds' Shares
         Choosing a Class of Shares
         Buying Shares
         Redeeming Shares
         Exchanging Shares
         Internet Transactions

DIVIDENDS

TAX CONSIDERATIONS

DISTRIBUTION ARRANGEMENTS

FINANCIAL HIGHLIGHTS
         THE AAL TECHNOLOGY STOCK FUND
         THE AAL AGGRESSIVE GROWTH FUND
         THE AAL SMALL CAP STOCK FUND
         THE AAL SMALL CAP VALUE FUND
         THE AAL MID CAP STOCK FUND
         THE AAL INTERNATIONAL FUND
         THE AAL CAPITAL GROWTH FUND
         THE AAL EQUITY INCOME FUND
         THE AAL LARGE COMPANY INDEX FUND
         THE AAL MID CAP INDEX FUND
         THE AAL BALANCED FUND
         THE AAL HIGH YIELD BOND FUND
         THE AAL MUNICIPAL BOND FUND
         THE AAL BOND FUND
         THE AAL BOND INDEX FUND
         THE AAL MONEY MARKET FUND

RISK/RETURN INFORMATION: INVESTMENT OBJECTIVES AND STRATEGIES

PROSPECTUS SUMMARY

Reading the Prospectus

References to “you” and “your” in the prospectus refer to prospective investors or shareholders. References to “we,” “us” or “our” refer to the trust or the Funds and fund management; the adviser, and/or sub-adviser, distributor, administrator, transfer agent and custodians.

Institutional Shares

In this prospectus, we provide you with information on the investment objectives and policies of the Funds; risks of investing in the Funds; how to buy and sell Institutional shares; management and services provided to the Funds; and other information.

This prospectus describes a separate class of shares for each Fund, Institutional shares (also “Class I shares”), for Lutheran organizations or enterprises with minimum initial investment in the Funds of $500,000. We designed Institutional shares to give Lutheran organizations and enterprises (non-natural persons) or financial institutions acting in a fiduciary or agency capacity for them, a convenient means of accumulating an interest in The AAL Mutual Funds. We did not design Institutional shares for individuals, their individual retirement accounts or trusts designed for the benefit of individuals. Investors in Institutional shares purchase at net asset value. They pay no initial sales charges, redemption fees, nor 12b-1distribution and service fees.

Principal Risks Common to All Funds

You assume certain risks when you invest in any of the Funds. Risks specific to each Fund are discussed on the following pages. More generally, the investment style and strategies that we use to select stocks, bonds and other securities for each Fund depends on our ability to select those that perform well over time. Our selections may not always achieve our growth and/or income expectations and securities we select could decline in value. There can be no assurance that any of the Funds will achieve its objective and you could lose money.

RISK/RETURN INFORMATION: INVESTMENT PROGRAMS AND PERFORMANCE

THE AAL TECHNOLOGY STOCK FUND

Investment Objective

The AAL Technology Stock Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in technology stocks. We focus on equity securities of companies engaged in offering and/or developing products, processes or services that utilize new or improved technologies. Within this group, we look for companies that we believe have strong potential for future growth. We may invest the remaining 35% of the Fund’s total assets in additional common stocks, preferred stocks, and securities convertible into these stocks. We limit our investment in convertible securities to no more than 5% of the Fund’s net assets. The technology companies in which we invest may be in any of the following industries, among others:

  computers, including products, software, hardware, electronic components, and semiconductors;
  network applications;
  the Internet;
  telecommunications;
  media and information services;
  medical devices and medical technology;
  pharmaceutical research and development;
  defense and aerospace; and
  biotechnology.

The Fund may also invest in securities of foreign issuers. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. Foreign securities for the Fund are selected, in part, based on analysis of the technology the company provides and the company’s financial strength. However, we also consider other factors when analyzing an individual, foreign security, such as; expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas. Typically, we consider an issuer as domiciled in a particular country if it:

  is incorporated under the laws of that country;
  has at least 50% of the value of its assets located in that country; or
  derives at least 50% of its income from operations or sales in that country.

The technology sector is composed of many companies representing different market capitalizations. The Fund invests in companies of any size, from small cap companies, to large cap companies. We take a “bottom up” approach to investing for the Fund, meaning each stock in the portfolio is individually selected, in part, based on analysis of the technology the company provides and the company’s financial strength. A company in the Fund’s portfolio will usually have a number of the following qualities: new technology, capable management and a strong outlook for growth. We sell a stock when the company no longer offers sustainable growth and we believe there are better, alternative investments. This investment strategy may result in short-term gains or losses for the Fund.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may move with these cycles, and in some instances, increase or decrease more than the stock market, as measured by the S&P 500® Index.

Industry Specific Concentration Risk: Sector funds may be more volatile than funds that diversify across many industries. Fund investments are primarily concentrated in technology-related industries. At times, stocks of companies in the technology industries may experience periods of significant price fluctuations. As a consequence, the Fund may be subject to more price volatility than a fund that invests in a broader range of industries.

Foreign Investment Risks: The Fund faces particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and non-uniform corporate disclosure standards.

Small Cap Company Risks: When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

[Sidebar:]
Please note, recent returns in technology-related industries were primarily achieved during favorable conditions in the market. Such favorable returns involve the risk of volatility and investors should not expect that they would be consistently achieved.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees
(fees paid directly from your investment)               Institutional Shares

Maximum sales charge (load) imposed on                  None
purchases

Maximum deferred sales charge (load) imposed on         None
redemption

Annual Fund Operating Expenses
(expenses deducted from Fund assets)                    Institutional Shares

Management fees                                         0.75%

Distribution and service (12b-1) fees                   None

Other expenses

Total fund operating expenses

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

         Time Period                  Institutional Shares

         1 Year
         3 Years
         5 Years
         10 Years

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL AGGRESSIVE GROWTH FUND

Investment Objective

The AAL Aggressive Growth Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies

We invest in companies that offer the potential for accelerated earnings or revenue growth. Stocks of these companies are generally referred to as “growth” stocks. Under normal circumstance we invest at least 65% of the Fund’s total assets in common stocks, not including convertible securities. The Fund invests in companies of any size, from small cap companies, to large cap companies. The Fund may invest in any industry and sector.

We take a “bottom up” approach to investing for the Fund. In other words we seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. We make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, industry or other similar selection criteria. We sell a stock when the company no longer offers sustainable growth and we believe there are better, alternative investments. This investment strategy may result in short-term gains or losses for the Fund.

The Fund may invest in securities of foreign issuers. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest and at times the Fund may have significant foreign exposure.

We may invest up to 35% of the Fund’s total assets in additional common stocks, preferred stocks, illiquid securities and high yield bonds or “junk bonds.” While high yield bonds have the potential for a higher yield than investment-grade bonds, they also have speculative characteristics including a higher risk of default on principal and interest payments.

The Fund may also invest in investment-grade bonds, however, the Fund does not invest in bonds for capital growth or for long time periods, but may invest in bonds for temporary defensive measures. We limit our investment in convertible securities to no more than 5% of the Fund’s net assets.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may move with these cycles, and in some instances, increase or decrease more than the stock market, as measured by the S&P 500® Index.

Aggressive Growth Investment Risk: “Growth” stocks tend to have greater price volatility than stocks of larger, well-established companies. Generally, the value of the Fund’s investments tends to increase more than the stock market, as measured by the S&P 500® Index, during periods of rising stock prices. Conversely, the value of the Fund’s investments tends to decrease more than the stock market during periods of declining stock prices. However, these price trends may not always occur.

Small Cap Company Risks: When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Foreign Investment Risks: The Fund faces particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and non-uniform corporate disclosure standards.

Derivative Risk: The Fund may use futures, options, swaps, and other derivative instruments to hedge or protect the Fund from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including foreign currency contracts, to manage exchange rate risk. The use of these instruments may benefit the Fund. However, if the Fund Manager’s judgment proves incorrect, the Fund’s performance could be worse than if the Fund had not used such instruments.

High Yield Bond Risk: High-yield bonds have a higher yield to compensate for greater risk that the issuer might not make its interest and principal payments. High-yield bonds are speculative and, therefore, typically considered to be below investment-grade bonds by national ratings agencies.

Past Performance

The Fund commenced operations on July 1, 2000. Because the Fund has been in operation for less than a full calendar year, we have not included any performance information.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees
(fees paid directly from your investment)               Institutional Shares

Maximum sales charge (load) imposed on                  None
purchases

Maximum deferred sales charge (load) imposed on         None
redemption

Annual Fund Operating Expenses
(expenses deducted from Fund assets)                    Institutional Shares

Management fees                                         0.80%

Distribution and service (12b-1) fees                   None

Other expenses

Total fund operating expenses

* Operating expenses are expressed as a percentage of average daily net assets based on management’s estimate of expenses for the fiscal year ending April 30, 2001.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                Time Period               Institutional Shares
                1 Year
                3 Year

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL SMALL CAP STOCK FUND

Investment Objective

The AAL Small Cap Stock Fund seeks long-term capital growth by investing primarily in small company common stocks, and securities convertible into small company common stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in small company common stocks. We may invest the remaining 35% of the Fund’s total assets in any combination of small-cap, mid-cap and large-cap stocks and securities convertible into these stocks.

By small companies, we mean those with market capitalizations of less than $1.5 billion. We often refer to small company stocks as small-cap stocks. Small-cap stocks trade in the over-the-counter market as well as on U.S. securities exchanges. We focus on companies with market capitalizations ranging from $100 million to $1 billion. Generally, small companies have not yet gained a reputation for quality. Further, small companies tend to be less recognizable than companies listed in the S&P 500 Index or the S&P MidCap 400 Index. We look for small companies (including companies initially offering stock to the public) that, in our opinion:

  are in the early stages of development or positioned in new and emerging industries;
  have an opportunity for rapid growth;
  have capable management; and
  are financially sound.

Due to certain market inefficiencies, we believe properly selected small company stocks offer greater opportunities for long-term capital growth. We tend to sell the stocks of companies when we think that other investments offer better opportunities. This investment strategy may result in short-term gains or losses for the Fund.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices generally rise and periods when stock prices generally decline. Historically, small-cap stocks have experienced more price volatility than mid-cap and large-cap stocks. Generally, the value of the Fund’s investments tends to increase more than the stock market, as measured by the S&P 500 Index, in a period of rising stock prices. Conversely, the value of the Fund’s investments tends to decrease more than the stock market in a period of declining stock prices. However, these price trends do not always occur. You could lose money investing in the Fund.

Small Cap Company Risk: When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional shares.

[Bar chart with following data:]

Annual Return
Institutional Shares
Year Ended December 31st

12/31/98          (1.80)%
12/31/99          14.13%

12/31/00

The Fund's year-to-date return as of June 30, 2001 was xx.xx%.

Best and Worst Quarterly Returns

Best Quarter                             4th Quarter of 1998                    20.71%
Worst Quarter                            3rd  Quarter of 1998                   (21.18)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional shares with the S&P SmallCap 600 Index. The average annual total return is calculated for the periods ended December 31, 2000..

Small Cap Stock Fund           1 Year          Since Inception December 29, 1997
Institutional Shares

* The S&P SmallCap 600 Index is an unmanaged index comprised of 600 stocks designed to represent performance of the small-cap segment of the U.S. equity markets.

[Sidebar]
Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                            Institutional Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases            None

Maximum deferred sales charge (load) imposed on             None
redemptions

Annual Fund Operating Expenses                              Institutional Shares
(expenses deducted from Fund assets)

Management fees                                             0.70%

Distribution and service (12b-1) fees                       None

Other expenses

Total fund operating expenses

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                         Time Period                 Institutional Shares
                         1 Year
                         3 Year
                         5 Year
                         10 Year

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL SMALL CAP VALUE FUND

Investment Objective

The AAL Small Cap Value Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of small company common stocks and securities convertible into small company common stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund’s total assets in small company common stocks. We may invest the remaining 20% of the Fund’s total assets in any combination of small-cap, mid-cap, or large-cap stocks and securities convertible into these stocks.

By small companies, we mean companies with market capitalizations within the range of the companies in the S&P Barra Small Cap Value Index. As of the date of this prospectus, the largest companies included in that Index had market capitalizations of approximately $2.1 billion.

Generally, small companies have not yet gained a reputation in the national or global market. Small companies tend to be less recognizable than companies listed in the S&P 500 Index or the S&P MidCap 400 Index. Due to certain market inefficiencies, we believe properly selected small company stocks offer greater opportunities for long-term capital growth.

We ordinarily invest in equity securities of companies with prices that are significantly below their inherent value. A company’s equity securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a general market decline, industry conditions or developments affecting the particular company.

In addition to valuation, we consider these factors, among others, in choosing companies:

  a stable or improving earnings record;
  sound finances;
  solid competitive position in a competitive industry;
  good management; and
  adequate company returns on investment

We consider these factors, amoung others, in choosing when to sell a stock:

  When the stock price reashes a value through appreciation that is reasonably more than intrinsic value of the business, or
  If the fundamental of the business change, or our analysis of the business change, and we believe the intrinsic value of the business is less than the stock price.

Principal Risks

Financial Risk: Many factors affect the performance of companies in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices generally rise and periods when stock prices generally decline. Historically, small-cap stocks have experienced more price volatility than mid-cap and large-cap stocks. Generally, the value of the Fund’s investments tends to increase more than the stock market, as measured by the S&P 500 Index, in a period of rising stock prices. Conversely, the value of the Fund’s investments tends to decrease more than the stock market in a period of declining stock prices. However, these price trends do not always occur. You could lose money investing in the Fund.

Small Cap Company Risk: When compared with large companies, small, less-established companies may have relatively lower revenues, limited product lines, less management depth and a lower share of the market for their products or services. Because of these and other factors, stocks of small companies present a greater risk of losing value than stocks of larger, more established companies.

Past Performance

The Fund is first offering its shares to the public in this prospectus. Because the Fund has been in operation for less than a full year, there is no performance information.

Expenses

Like any investor, you pay certain expenses related to your investments. We refer to such direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid indirectly from Fund assets, so they reduce the share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                            Institutional Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases            None

Maximum deferred sales charge (load) imposed on             None
redemptions

Annual Fund Operating Expenses                              Institutional Shares
(expenses deducted from Fund assets)

Management fees

Distribution and service (12b-1) fees                       None

Other expenses

Total fund operating expenses*
*Operating expenses are expressed as a percentage of average daily net assets based on management's estimate of expenses for the year ending April 30, 2002.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                         Time Period                 Institutional Shares
                         1 Year
                         3 Years

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MID CAP STOCK FUND

Investment Objective

The AAL Mid Cap Stock Fund seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks, of mid-sized companies.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in mid-sized company stocks. By mid-sized companies, we mean those with market capitalizations ranging from $100 million to $7.5 billion. Within this category, we generally focus on companies with market capitalizations ranging from $500 million to $3.5 billion. Mid-cap companies tend to be smaller and less seasoned than large-cap companies listed in the S&P 500 Index. Mid-cap companies may trade in the over-the-counter market as well as on national securities exchanges.

We may invest the remaining 35% of the Fund’s total assets in any combination of additional mid-cap stocks, large-cap stocks and securities convertible into such stocks. We look for mid-sized companies (including companies initially offering their stock to the public) that, in our opinion:

  have prospects for growth in their sales and earnings;
  are in an industry with a good economic outlook;
  have high-quality management; and
  have a strong financial position.

We usually pick companies in the middle stages of their development. These companies tend to have established a record of profitability and possess a new technology, unique product, or market niche. We tend to sell stocks of companies when we think other investments offer better opportunities. Due to this policy, the Fund may, from time to time, have short-term gains or losses.

Principal Risks

Financial Risk: Stocks of mid-sized companies may present a greater risk of losing value than stocks of larger, more established companies, but may present less risk than stocks of smaller companies. Mid-sized companies tend to have relatively smaller revenues, narrower product lines, less management depth and smaller shares of the market for their products or services than large companies.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Due to the tendency for mid-cap stocks to have less liquidity in the market than large company stocks, the value of the Fund’s investments might increase and decrease more than the stock market in general, as measured by the S&P 500 Index. You could lose money investing in the Fund.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional shares.

[Bar chart with following data:]

Annual Return
Institutional Shares
Year Ended December 31st

12/31/98          2.62%
12/31/99          19.01%

12/31/00
The Fund's year-to-date return as of June 30, 2001 was xx.xx%.

Best and Worst Quarterly Returns

Best Quarter            4th Quarter of 1998                    22.99%
Worst Quarter           3rd  Quarter of 1998                   (21.14)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional shares with the S&P MidCap 400 Index. The average annual return is calculated for the periods ended December 31, 2000.

Mid Cap Stock Fund              1 Year         Since Inception December 29, 1997
Institutional Shares
S&P MidCap 400 Index

* The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks.

[Sidebar]
Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                            Institutional Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases            None

Maximum deferred sales charge (load) imposed on             None
redemptions

Annual Fund Operating Expenses                              Institutional Shares
(expenses deducted from Fund assets)

Management fees                                             0.66%

Distribution and service (12b-1) fees                       None

Other expenses

Total fund operating expenses

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                      Time Period                  Institutional Shares
                      1 Year
                      3 Years
                      5 Years
                      10 Years

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL INTERNATIONAL FUND

Investment Objective

The AAL International Fund seeks long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in foreign stocks primarily traded in at least three countries, not including the United States. We do not have any limitations on how much of the Fund’s assets we may invest in securities primarily traded in any one country. Typically, we consider an issuer as domiciled in a particular country if it:

  is incorporated under the laws of that country;
  has at least 50% of the value of its assets located in that country; or
  derives at least 50% of its income from operations or sales in that country.

We may invest the remaining 35% of the Fund’s total assets in a combination of the following: additional foreign stocks; U.S. stocks; structured notes and/or preferred stocks; and up to 20% of the Fund’s total assets in U.S. and foreign bonds and other debt obligations, including lower-rated debt, commonly referred to as “junk bonds.” We do not place any restrictions on the debt ratings of securities acquired or the portion of the Fund’s assets we may invest in a particular rating category for the Fund.

[Sidebar: Mature and Emerging Markets]

Mature Markets: A mature market is generally defined as a stable and efficient country economy with well-developed governmental entities and an advanced financial infrastructure.

Emerging Markets: An emerging market refers to a lesser-developed country economy. An emerging market is characterized by relatively weak governmental entities and a developing financial infrastructure with market inefficiencies.

The following examples help distinguish mature markets and emerging markets.

Mature Markets                              Emerging Markets
United States                               Czech Republic
Japan                                       Poland
Canada                                      Malaysia
United Kingdom                              Brazil

We focus on stocks primarily trading in the United Kingdom, Western Europe, Australia, Far East, Latin America and Canada. Many of these markets are mature, while others are emerging. There are no limits on the extent to which we can invest in either mature or emerging markets. We may invest up to 100% of the Fund’s total assets in emerging markets.

Pending the investment of cash from new sales or to meet ordinary daily cash needs, we may, subject to the fundamental investment objective, hold cash temporarily (U.S. dollars, foreign currencies or multinational foreign currency units) for the Fund. For defensive purposes, we may temporarily invest any portion of the Fund’s total assets in money market instruments.

Principal Risks

Foreign Investment Risk: The Fund faces particular risks associated with foreign investing. Foreign investment risks include currency, liquidity, political, economic and market risks, as well as risks associated with governmental regulation and non-uniform corporate disclosure standards.

Currency Fluctuations: A change in the value of a foreign currency against the U.S. dollar may affect the value (in terms of U.S. dollars) of the foreign stocks held by the Fund. The value of the Fund's foreign stocks also may be affected significantly by currency restrictions and currency exchange control regulations enacted from time to time by foreign governments.

Market Characteristics and Liquidity: Foreign exchanges and markets may be more volatile than those in the United States and foreign stocks may be less liquid than domestic securities. Settlement practices for transactions in foreign stock markets may differ from those practices in U.S. stock markets and may involve delays beyond customary periods in the United States.

Political and Economic Factors: The economies of some foreign countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Also, some foreign governments participate to a significant degree, through ownership interests or regulation, in their economies. Actions by these governments could include restrictions on foreign investments, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on the prices of stocks and the payment of interest on bonds. The economies of many foreign countries are highly dependent on international trade and therefore, are affected by trade policies and economic conditions of their trading partners. If those trading partners engage in protectionist trade legislation, the price of the stocks of the foreign country and the markets in which they trade could be affected.

Regulation: Some foreign countries have less supervision and regulation of securities markets, broker/dealers and issuers of securities than is the case in the United States. Also, many foreign countries do not require publicly traded companies to disclose information which is as extensive and detailed as that which public companies in the United States are required to disclose. This lack of regulation and disclosure makes our assessment of the growth potential of stocks we select less certain than might be the case for domestic stocks.

These risks tend to be more pronounced in emerging markets than is the case for mature markets. We may invest up to 100% of the Fund’s net assets in emerging growth countries.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional shares.

[Bar chart with following data:]

Annual Return
Institutional Shares
Year Ended December 31st

12/31/98          11.76%
12/31/99          40.55%

12/31/00
The Fund's year-to date-return as of June 30, 2001 was x.xx%.

Best and Worst Quarterly Returns

Best Quarter                             4th Quarter of 1999                    23.58%
Worst Quarter                            3rd  Quarter of 1998                   (12.38)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional shares with the EAFE® Index. The average annual return is calculated for the periods ended December 31, 2000.

International Fund            1 Year           Since Inception December 29, 1997
Institutional Shares
EAFE(R)Index

* The Morgan Stanley Capital International, Europe, Australasia, Far East Index (EAFE® Index) is a stock index designed to measure the investment returns of the developed countries outside North America. The EAFE® Index currently includes stocks from 21 countries.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                            Institutional Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases            None

Maximum deferred sales charge (load) imposed on             None
redemptions

Annual Fund Operating Expenses                              Institutional Shares
(expenses deducted from Fund assets)

Management fees                                             0.61%

Distribution and service (12b-1) fees                       None

Other expenses

Total fund operating expenses

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period                    Institutional Shares
                    1 Year
                    3 Years
                    5 Years
                    10 Years

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL CAPITAL GROWTH FUND

Investment Objective

The AAL Capital Growth Fund seeks long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in common stocks, not including convertible securities. Generally, we focus on dividend-paying stocks issued by companies with earnings growth per share that is higher than stocks included in the S&P 500. In selecting stocks, we look for quality, operating growth predictability and financial strength.

We may invest the remaining 35% of the Fund’s total assets in additional common stocks, preferred stocks and bonds. The Fund does not invest in bonds for capital growth or for long time periods. We limit our investments in convertible securities to no more than 5% of the Fund’s net assets.

Principal Risks

Financial Risk: Many factors affect the performance of a company in which the Fund may invest. Some examples include strength of management, demand for a company’s products or services and general economic conditions. A company’s performance will affect the market price of its stock, and consequently, the value of the Fund’s portfolio. You could lose money investing in the Fund.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase and decrease more than the stock market in general, as measured by the S&P 500 Index.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional shares.

[Bar chart with following data:]

Annual Return
Institutional Shares
Year Ended December 31st

12/31/98          28.61%
12/31/99          23.02%

12/31/00

The Fund's year-to-date return as of June 30, 2001 was x.xx%.

Best and Worst Quarterly Returns

Best Quarter                     4th Quarter of 1998                    20.07%
Worst Quarter                    3rd Quarter of 1998                    (10.55)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional shares with the S&P 500 Index. The average annual return is calculated for the periods ended December 31, 2000.

Capital Growth Fund          1 Year            Since Inception December 29, 1997
Institutional Shares
S&P 500 Index

* The S&P 500 Index is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                            Institutional Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases            None

Maximum deferred sales charge (load) imposed on             None
redemptions

Annual Fund Operating Expenses                              Institutional Shares
(expenses deducted from Fund assets)

Management fees                                             0.53%

Distribution and service (12b-1) fees                       None

Other expenses

Total fund operating expenses

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period               Institutional Shares
                    1 Year
                    3 Years
                    5 Years
                    10 Years

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL EQUITY INCOME FUND

Investment Objective

The AAL Equity Income Fund seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in income-producing equity securities. By “income-producing equity securities,” we mean equity securities, including securities exchangeable or convertible into equity securities, that offer dividend yields that exceed the average dividend yields on stocks comprising the S&P 500. We may invest the remainder of the Fund’s total assets, in whole or in part, in additional income-producing equity securities, bonds and commercial paper.

In selecting equity securities for the Fund, we look for companies that:

  have a good growth rate and return on capital;
  have favorable aspects for future growth and dividends;
  are financially sound;
  have high-quality management; and
  are in a favorable competitive environment.

We buy bonds, including convertible securities, if, at the time of purchase at least two nationally recognized statistical rating organizations (NRSRO’s) have rated them investment grade; or, if unrated, we have determined them to be of a credit quality comparable to investment grade. We may invest up to 5% of the Fund’s total assets in such securities rated below investment grade, otherwise known as “high yield bonds” or “junk bonds.” High-yield bonds generally offer a higher yield than investment grade bonds, but also expose the Fund to greater risk that the issuer might not make its interest and principal payments. We may invest up to 5% of the Fund’s total assets in such securities rated below investment grade. We buy commercial paper rated in the top two categories by a NRSRO. We may buy unrated commercial paper, if we determine the commercial paper is of a credit quality comparable to investment grade.

We expect to receive income from dividends paid on equity investments and interest earned on debt securities. We seek capital growth by attempting to select income-producing equity securities that we believe are under-priced relative to the securities of companies with comparable fundamentals.

Principal Risks

Industry Concentration: Income-producing equity securities in which the Fund invests tend to be more prevalent in some market sectors than others, for example; communications, retail, energy, utilities, financial services and consumer non-cyclical and cyclical market sectors. Prices of stocks of companies in these industries may not always move in tandem with the market, generally, causing the Fund’s performance to lag or outperform the overall market.

Financial Risk: The market sectors in which companies tend to issue income-producing equity securities usually have high operating, interest and other regulatory expenses, such as the public utilities industry. Also, some of these sectors are maturing, meaning that growth is peaking. Companies in these market sectors frequently use their profits for paying higher dividends rather than reinvesting for company growth. As a result, income-producing equity securities typically have lower capital growth potential than equity securities in other sectors. Capital growth for many income-producing equity securities corresponds to the company’s competitive position, in particular its capability to capture market share from its competitors.

Interest Rate Risk: Like bonds, changes in the level of interest rates affect the value of income-producing equity securities and the value of the Fund as a whole. Their values tend to move in the opposite direction of interest rates.

Market Risk: Market cycles affect all equity securities over time, with periods when stock prices rise generally and periods when stock prices decline generally. However, income-producing equity securities may rise less and fall less than the market as a whole, because of the higher income component of these securities.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional shares.

[Bar chart with following data:]

Annual Return
Institutional Shares
Year Ended December 31st

12/31/98          13.80%
12/31/99          4.63%

12/31/00

The Fund's year-to-date return as of June 30, 2001 was x.xx%.

Best and Worst Quarterly Returns

Best Quarter                    4th Quarter of 1998                    15.15%
Worst Quarter                   3rd Quarter of 1998                    (10.17)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional shares with the S&P 500 Index. The average annual return is calculated for the periods ended December 31, 2000.

Equity Income Fund            1 Year           Since Inception December 29, 1997
Institutional Shares
S&P 500 Index

* The S&P 500 Index is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                            Institutional Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases            None

Maximum deferred sales charge (load) imposed on             None
redemptions

Annual Fund Operating Expenses                              Institutional Shares
(expenses deducted from Fund assets)

Management fees                                             0.45%

Distribution and service (12b-1) fees                       None

Other expenses

Total fund operating expenses

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period             Institutional Shares
                    1 Year
                    3 Years
                    5 Years
                    10 Years

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL LARGE COMPANY INDEX FUND

Investment Objective

The AAL Large Company Index Fund seeks total returns that track the performance of the S&P 500® Index, by investing primarily in common stocks comprising the Index.

Principal Investment Strategies

We select stocks through the use of computer models, instead of using traditional analysis, to duplicate the S&P 500 Index in proportion to their weightings in the Index. We try to hold all the stocks that comprise the Index, however, there may be variations and delays from time to time due to periodic changes to the Index. We expect portfolio turnover of no more than 50% per year. We seek a correlation factor of 0.95% of the S&P 500 Index.

To the extent possible, the Fund will be fully invested in the Index. Our ability to match the performance of the S&P 500 Index will be affected by the size and timing of cash flows into and out of the Fund. We will try to manage the Fund to minimize such effects. The Fund has expenses that an index does not have, so the Fund will not be able to exactly match the performance of its comparable index.

We may also invest to some degree in money market instruments. We do not expect to have more than 5% of the Fund's assets in money market instruments.

Stocks have historically performed better as an asset class than bonds. Although there is a greater potential for reward, there are also greater risks. Even though we attempt to follow the performance of the S&P 500 Index, we cannot guarantee these results. You could lose money investing in this Fund

Principal Risks

Financial Risk: Many factors affect an individual company’s performance, such as management or the demand for a company’s products or services. A company’s performance will affect the market price of its stocks, and consequently, it will impact the value of the Fund’s portfolio.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may move with these cycles, and in some instances, increase or decrease more than the stock market as measured by the S&P 500 Index.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional shares.

[Bar chart with following data:]

Annual Return
Institutional Shares
Year Ended December 31st

12/31/00          x.xx%

The Fund's year-to-date return as of June 30, 2001 was x.xx%.

Best and Worst Quarterly Returns

Best Quarter                             Xx Quarter of 1998
Worst Quarter                            xx Quarter of 1998

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional shares with the S&P 500 Index. The average annual return is calculated for the periods ended December 31, 2000.

Large Company Index Fund        1 Year         Since Inception December 29, 1999
Institutional Shares
S&P 500(R)Index

* The S&P 500 Index is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees
(fees paid directly from your investment)               Institutional Shares

Maximum sales charge (load) imposed on                  None
purchases

Maximum deferred sales charge (load) imposed on         None
redemptions

Annual Fund Operating Expenses
(expenses deducted from Fund assets)                    Institutional Shares

Management fees                                         0.25%

Distribution and service (12b-1) fees                   None

Other expenses

Total fund operating expenses

AAL CMC, the Fund's adviser, has agreed to reimburse expenses so as to limit "Total Fund Operating Expenses," to 0.20% for the fiscal year.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period                  Institutional Shares

                    1 Year
                    3 Year
                    5 Years
                    10 Years

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MID CAP INDEX FUND

Investment Objective

The AAL Mid Cap Index Fund seeks total returns that track the performance of the S&P MidCap 400 Index, by investing primarily in common stocks comprising the Index.

Principal Investment Strategies

We select stocks through the use of computer models, instead of using traditional analysis, to duplicate the S&P MidCap 400 Index in proportion to their weightings in the index. We try to hold all the stocks that comprise the Index, however, there may be variations and delays from time to time due to periodic changes to the Index. We expect portfolio turnover of no more than 50% per year.

To the extent possible, the Fund will be fully invested in the Index. Our ability to match the performance of the S&P MidCap 400 Index will be affected by the size and timing of cash flows into and out of the Fund. We will try to manage the Fund to minimize such effects. The Fund has expenses that an index does not have, so the Fund will not be able to exactly match the performance of its comparable index.

We may also invest to some degree in money market instruments. We do not expect to have more than 5% of the Fund's assets in money market instruments.

Stocks have historically performed better as an asset class than bonds. Although there is a greater potential for reward, there are also greater risks. Although we attempt to follow the performance of the S&P MidCap 400 Index, we cannot guarantee these results. You could lose money investing in this Fund

Principal Risks

Financial Risk: Stocks of mid-sized companies may present a greater risk of losing value than stocks of larger, more established companies, but may present less risk than stocks of smaller companies. Mid-sized companies tend to have relatively smaller revenues, narrower product lines, less management depth and smaller shares of the market for their products or services than large companies.

Many factors affect an individual company’s performance, such as management or the demand for a company’s products or services. A company’s performance will affect the market price of its stocks, and consequently, it will impact the value of the Fund’s portfolio.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. Due to the tendency for mid-cap stocks to have less liquidity in the market than large company stocks, the value of the Fund’s investments might increase or decrease more than the stock market in general, as measured by the S&P MidCap 400 Index. You could lose money investing in the Fund.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional shares.

[Bar chart with following data:]

Annual Return
Institutional Shares
Year Ended December 31st

12/31/00          x.xx%

The Fund's year-to-date return as of June 30, 2001 was x.xx%.

Best and Worst Quarterly Returns

Best Quarter                xx Quarter of 1998                     xx.xx%
Worst Quarter               xx Quarter of 1998                     xx.xx%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional shares with the S&P MidCap 400 Index. The average annual return is calculated for the periods ended December 31, 2000.

Equity Income Fund              1 Year         Since Inception December 29, 1999
Institutional Shares
S&P MidCap 400 Index

* The S&P MidCap 400 Index is an unmanaged index that represents the average performance of a group of 400 medium capitalization stocks.

Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees
(fees paid directly from your investment)               Institutional Shares

Maximum sales charge (load) imposed on                  None
purchases

Maximum deferred sales charge (load) imposed on         None
redemptions

Annual Fund Operating Expenses
(expenses deducted from Fund assets)                    Institutional Shares

Management fees                                         0.25%

Distribution and service (12b-1) fees                   None

Other expenses

Total fund operating expenses

AAL CMC, the Fund's Adviser, has agreed to reimburse expenses so as to limit "Total Fund Operating Expenses," to 0.20% for the fiscal year.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period                  Institutional Shares

                    1 Year
                    3 Years
                    5 Years
                    10 Years

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL BALANCED FUND

Investment Objective

The AAL Balanced Fund seeks long-term total return through a balance between income and the potential for long-term capital growth by investing primarily in a diversified portfolio of common stocks, bonds and money market instruments.

Principal Investment Strategies

Under normal circumstances, we invest from 50% to 60% of the Fund’s total assets in common stocks, from 30% to 40% in fixed-income securities (bonds) and up to 20% in money market instruments. However, we will at all times maintain an investment mix within the following ranges:

  35% to 75% in common stocks;
  25% to 50% in fixed-income securities (bonds); and
  0% to 40% in money market instruments.

We select investments in each category of security by using the following criteria:

  common stocks, including the securities in which The AAL Capital Growth Fund may invest;
  bonds and other debt securities with maturities generally exceeding one year, including securities in which The AAL Bond Fund may invest; and
  money market instruments and other debt securities with maturities generally not exceeding 397 days, including the securities in which The AAL Money Market Fund may invest.

We periodically review and adjust the mix of investments among these three categories to capitalize on potential variations in returns produced by the interaction of changing financial markets and economic conditions. Changes in the investment mix may occur several times within a year or over several years, depending on market and economic conditions.

Principal Risks

Stock Investment Risks

Financial Risk: Many factors affect an individual company’s performance, such as its management or the demand for a company’s products or services. Company performance affects the value of stock and the value of stocks in the Fund’s portfolio.

Market Risk: Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may increase or decrease more than the stock market in general, as measured by the S&P 500 Index. Because we invest 35% to 75% of the Fund’s assets in stocks, fluctuating stock prices will have a significant impact on the Fund’s value (the price of the Fund’s shares).

Bond and Money Market Instrument Investment Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds and money market instruments in the portfolio and the value of the Fund as a whole.

Credit Risk: The creditworthiness of bond issuers will affect the value of their bonds and money market instruments, which may decline during the Fund’s holding periods and affect the value of the Fund as a whole.

Asset Allocation Risks

We may shift the portfolio’s asset mix of stocks, bonds and money market instruments based on existing or anticipated market conditions. The returns you receive will depend on how we have allocated the Fund’s investments across these asset categories. As the allocation fluctuates over time, your returns fluctuate as well. The Fund’s performance will depend on our ability to successfully predict market and economic trends and to achieve optimal allocation.

The Fund seeks total return, consisting of both capital appreciation, current income and long-term income growth, by following an asset allocation strategy. The Fund, however, may not achieve as high a level of either capital appreciation or income as a mutual fund that has only one of these as a primary objective.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional shares.

[Bar chart with following data:]

Annual Return
Institutional Shares
Year Ended December 31st

12/31/98          18.01%
12/31/99          11.56%

12/31/00

The Fund's year-to-date return as of June 30, 2001 was %.

Best and Worst Quarterly Returns

Best Quarter             4th Quarter of 1998                    11.37%
Worst Quarter            3rd Quarter of 1998                    (4.51)%

Average Annual Total Returns

The table below compares the Fund's average annual total return for Institutional shares with the S&P 500 Index and the Lehman Aggregate Bond Index. The average annual return is calculated for the periods ended December 31, 2000.

Balanced Fund                   1 Year         Since Inception December 29, 1997
Institutional Shares
S&P 500 Index
Lehman  Aggregate Bond Index

* The S&P 500 Index is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held, publicly-traded stocks. The Lehman Aggregate Bond Index is an unmanaged index that encompasses four classes of fixed-income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                            Institutional Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases            None

Maximum deferred sales charge (load) imposed on             None
redemptions

Annual Fund Operating Expenses                              Institutional Shares
(expenses deducted from Fund assets)

Management fees                                             0.55%

Distribution and service (12b-1) fees                       None

Other expenses

Total fund operating expenses

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                  Time Period                      Institutional Shares
                  1 Year
                  3 Years
                  5 Years
                  10 Years

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL HIGH YIELD BOND FUND

Investment Objective

The AAL High Yield Bond Fund seeks high current income and secondarily capital growth by investing primarily in a diversified portfolio of high-risk, high-yield bonds commonly referred to as “junk bonds.” The Fund actively seeks to achieve the secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in high-yield bonds. We may invest the remaining 35% of the Fund’s total assets in any combination of:

  additional high-yield bonds;
  investment-grade bonds;
  common and preferred stocks (including structured preferred stocks); and
  securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. government obligations").

We may invest up to 20% of the Fund’s net assets in bonds of foreign issuers. In evaluating the quality of a particular high-yield bond for investment in the Fund, we do not rely exclusively on ratings assigned by the NRSRO’s. In appropriate circumstances, we perform our own credit analysis. We consider the issuer’s:

  financial resources;
  operating history;
  sensitivity to economic conditions and trends;
  management's abilities;
  debt maturity schedules;
  borrowing requirements; and
  relative values based on anticipated cash flow, interest and asset coverage and earnings prospects.

We attempt to identify those issuers of high-yield bonds whose financial condition is adequate to meet future obligations and has improved or is expected to improve in the future. However, there are no restrictions on the rating level of the securities in the Fund’s portfolio, and we may purchase and hold securities in default.

[Sidebar: Junk Bonds]

High-yield bonds have a higher yield to compensate for greater risk that the issuer might not make its interest and principal payments. Most bonds are rated by national rating agencies according to the issuers ability to maintain interest payments and repay the principal amount at the time the bond comes due. High-yield bonds are speculative and, therefore, typically considered to be below investment-grade bonds by national ratings agencies. High yield bonds include:

  fixed rate bonds;
  variable rate bonds;
  convertible bonds;
  zero coupon bonds;
  pay-in-kind bonds;
  floating rate interest debt obligations;
  deferred interest debt obligations;
  structured debt obligations;
  asset-backed debt obligations; and
  mortgage-backed debt obligations.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the portfolio and the value of the Fund as a whole.

Credit Risk: The primary risk of investing in the high-yield sector is the credit risk. Bonds rated below investment grade have greater risk of default than investment-grade bonds and, may in fact, be in default. Issuers of high-yield bonds usually do not have strong historical financial conditions, requiring them to offer higher yields to compensate for the greater risk of default on the payment of interest and principal. These bonds have speculative characteristics or are speculative. As a result, their market values are less sensitive to interest rate changes on a short-term basis, but more sensitive to adverse economic developments or individual corporate developments because of their lower credit quality. During an economic downturn or period of rising interest rates, issuers of lower rated bonds may have more difficulty meeting their principal and interest payment obligations or obtaining additional financing to make the interest payments on their debt. When issuers have difficulty meeting projected goals or obtaining additional financing, the default rate on high-yield bonds will likely rise.

Market Risk: Frequently, high-yield bonds have a less liquid resale market than the market for investment-grade bonds. In some cases, these bonds have no resale market at all. As a result, we may have difficulty valuing portfolio securities, choosing the securities to sell to meet redemption requests and/or selling or disposing of portfolio securities on favorable terms.

The high-yield market has in the past, and may in the future, experience market risk due to adverse publicity and investor perceptions. In the past, Congress has attempted restricting the advantages of high-yield bonds and similar attempts could occur in the future.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional shares.

[Bar chart with following data:]

Annual Return
Institutional Shares
Year Ended December 31st

12/31/98          (2.17)%
12/31/99          (3.42)%

12/31/00

The Fund's year-to-date return as of June 30, 2001 was %.

Best and Worst Quarterly Returns

Best Quarter                1st Quarter of 1998                    3.10%
Worst Quarter               3rd  Quarter of 1998                   (7.74)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional shares with the Merrill Lynch High Yield Master Index. The average annual return is calculated for the periods ended December 31, 2000.

High Yield Bond Fund             1 Year        Since Inception December 29, 1997
Institutional Shares
Merril Lynch High Yield Master Index

* The Merrill Lynch High Yield Master Index is an unmanaged index comprised of over 900 “cash-pay” high-yield bonds representative of the high-yield market as a whole.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                            Institutional Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases            None

Maximum deferred sales charge (load) imposed on             None
redemptions

Annual Fund Operating Expenses                              Institutional Shares
(expenses deducted from Fund assets)

Management fees                                             0.55%

Distribution and service (12b-1) fees                       None

Other expenses

Total fund operating expenses

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                    Time Period               Institutional Shares
                    1 Year
                    3 Year
                    5 Year
                    10 Year

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MUNICIPAL BOND FUND

Investment Objectives

The AAL Municipal Bond Fund seeks a high level of current income exempt from federal income taxes, consistent with capital preservation by investing primarily in a diversified portfolio of municipal bonds.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund’s net assets in municipal bonds, where the income is exempt from federal income tax. However, the Fund may invest in certain bonds that are subject to the alternative minimum tax as discussed below. Of the 80% invested in municipal bonds, we invest at least 75% in bonds rated within the three highest rating categories assigned by at least one NRSRO at the time of purchase.

State and local governments and municipalities issue municipal bonds to raise money for a variety of public purposes, including general financing for state and local governments or financing for specific projects or public facilities. A municipality may issue municipal bonds in anticipation of future revenues from a specific municipal project (revenue bonds), or backed by the full taxing power of a municipality (general obligation bonds), or from the revenues of a specific project on the credit of a private organization (industrial development bonds).

Federal law generally exempts the interest paid on municipal bonds from federal income taxes.

We may invest 25% or more of the Fund’s total assets in industrial development bonds. The Fund tries not to invest more than 25% of its total assets in municipal bonds that are so closely related that an economic, business or political development affecting one bond could also affect the others.

We may purchase certain tax-exempt bonds that involve a private purpose. The interest paid on these private activity bonds is subject to the alternative minimum tax (“AMT paper”). We limit our purchases of AMT paper to 25% of the Fund’s total assets.

Options and Futures

We may engage in transactions in options, futures contracts and options on futures contracts to hedge against anticipated declines in the market value of the Fund’s portfolio securities or to manage the Fund’s exposure to changes in interest rates. We will generally not use these instruments for speculation. Our options and futures strategies may include selling futures, buying puts and writing calls, all of which tend to hedge the Fund’s investments against price fluctuations. We may combine options and futures transactions with each other in order to adjust their risk and return characteristics or the Fund’s overall strategy. Successful hedging strategies depend on our skill in predicting future movements in securities prices, interest rates and other economic factors. Our use of these strategies may not be successful, and could reduce the Fund’s total return. In order to limit the Fund’s exposure to these risks, we will not:

  commit more than 25% of the Fund’s net assets to such options and futures instruments;
  commit more than 25% of the Fund’s net assets to covered options written by the Fund; or
  commit more than 5% of the Fund’s net assets to premiums for put or call options purchased by the Fund.

[Sidebar: Tax Implications of Options and Futures on The AAL Municipal Bond Fund]

The use of options and futures for The AAL Municipal Bond Fund portfolio may result in taxable income. You should consult your personal tax adviser to determine the consequences of federal, state and local taxes.

When-Issued and Delayed Delivery Securities

We may purchase securities on a when-issued or delayed delivery basis (i.e., obligate the Fund to purchase or sell securities with delivery and payment to occur at a later date in order to secure what we consider to be an advantageous price and yield at the time we enter into the transaction). We will make such commitments on behalf of the Fund only with the intention of actually acquiring the securities, but we may sell the securities before the settlement date if we later determine it is advisable to do so for investment reasons.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the Fund's portfolio and the value of the Fund as a whole. Generally, the value of bonds moves in the opposite direction of interest rates

Credit Risk: The creditworthiness of bond issuers will affect the value of their bonds, which may decline during the Fund’s holding period and reduce the value of the Fund as a whole.

Tax Risk: Changes in federal income tax rates may affect both the net asset value of the Fund and the taxable equivalent interest generated from its portfolio securities..

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional shares.

[Bar chart with following data:]

Annual Return
Institutional Shares
Year Ended December 31st

12/31/98          6.24%
12/31/99          (5.32)%

12/31/00

The Fund's year-to-date return as of June 30, 2001 was %.

Best and Worst Quarterly Returns

Best Quarter                 3rd Quarter of 1998                    3.54%
Worst Quarter                2nd Quarter of 1999                    (0.03)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional shares with the Lehman Municipal Bond Index. The average annual return for the Fund and the Index is calculated for the periods ended December 31, 2000..

Municipal Bond Fund             1 Year         Since Inception December 29, 1997
Institutional Shares
Lehman  Municipal Bond Index

* Lehman Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                            Institutional Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases            None

Maximum deferred sales charge (load) imposed on             None
redemptions

Annual Fund Operating Expenses                              Institutional Shares
(expenses deducted from Fund assets)

Management fees                                             0.45%

Distribution and service (12b-1) fees                       None

Other expenses

Total fund operating expenses

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                      Time Period                    Institutional Shares
                      1 Year
                      3 Year
                      5 Year
                      10 Year

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL BOND FUND

Investment Objective

The AAL Bond Fund seeks a high level of current income, consistent with capital preservation, by investing primarily in a diversified portfolio of investment-grade bonds.

Principal Investment Strategies

Under normal circumstances, we invest at least 65% of the Fund’s total assets in:

  bonds of U.S. and foreign issuers payable in U.S. dollars rated within the four highest rating categories by at least two NRSROs at the time of purchase; and
  bonds or other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, primarily those securities supported by the full faith and credit of the U.S. Treasury.

We may invest the remaining 35% of the Fund's total assets in:

  privately issued or guaranteed mortgage-related securities (such as home equity asset-backed securities) rated within the four highest categories by at least two NRSROs or unrated mortgage-related securities, if we determine at the time of purchase that these unrated securities have credit quality characteristics comparable to these ratings. Securities rated in the fourth highest category have speculative investment characteristics;
  commercial paper rated in the highest rating category by a NRSRO, or commercial paper issued or guaranteed by a corporation who has outstanding debt rated in the two highest categories by a NRSRO at the time of purchase;
  bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion; and
  corporate obligations, including variable rate master notes, rated in the two highest categories by a NRSRO, or issued by a corporation whose outstanding debt has an equal or better rating at the time of purchase.

Although there are no restrictions on the maturity of the debt securities we may purchase for the Fund, generally we maintain a weighted average effective maturity of between 5 and 10 years. Effective maturity of a debt security takes into account projected prepayments, call dates, put dates and sinking funds, if any, that reduce the stated maturity date of the bond.

We anticipate that during normal market conditions the average portfolio maturity of the Fund will not exceed 20 years. We use the stated final maturity date (rather than effective maturity) of a security to calculate average maturity, notwithstanding earlier call dates and possible prepayments.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the portfolio and the value of the Fund as a whole. Generally, the value of a bond moves in the opposite direction of interest rates. Longer term bond prices tend to move more in response to interest changes than shorter term bonds.

Credit Risk: The creditworthiness of bond issuers will affect the value of their bonds, which may decline during the Fund's holding periods and affect the value of the Fund as a whole. The risk, generally, is less pronounced for U.S. government and U.S. agency bonds than is the case for municipal and privately issued bonds.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional shares.

[Bar chart with following data:]

Annual Return
Institutional Shares
Year Ended December 31st

12/31/98          7.15%
12/31/99          (1.35)%

12/31/00

The Fund's year-to-date return as of June 30, 2001 was x.xx%.

Best and Worst Quarterly Returns

Best Quarter               3rd Quarter of 1998                    4.13%
Worst Quarter              2nd Quarter of 1999                    (1.11)%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional shares with the Lehman Aggregate Bond Index. The average annual return is calculated for the periods ended December 31, 2000.

Bond Fund                       1 Year         Since Inception December 29, 1997
Institutional Shares
Lehman  Aggregate Bond Index

* The Lehman Aggregate Bond Index is an unmanaged index that encompasses four classes of fixed-income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                            Institutional Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases            None

Maximum deferred sales charge (load) imposed on             None
redemptions

Annual Fund Operating Expenses                              Institutional Shares
(expenses deducted from Fund assets)

Management fees                                             0.45%

Distribution and service (12b-1) fees                       None

Other expenses

Total fund operating expenses

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                         Time Period                   Institutional Shares
                         1 Year
                         3 Years
                         5 Years
                         10 Years

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL BOND INDEX FUND

Investment Objective

The AAL Bond Index Fund seeks total returns approximating the total return of the Lehman Brothers Aggregate Bond Index by investing primarily in bonds and other debt securities that comprise the Index.

Principal Investment Strategies

We invest in a representative sample of fixed-income and mortgage-backed securities included in the Lehman Aggregate Bond Index (Lehman Bond Index), an unmanaged, broad-based bond index. It is not possible for us to invest in and manage all 6,300 issues that comprise the Lehman Bond Index, however, we consider this Fund to be “indexed” (track the performance of the Index). We invest in four classes of investment-grade, fixed-income securities for this Fund:

  U.S. Treasury and U.S. government agency securities;
  corporate debt obligations;
  mortgage-backed securities; and
  asset-backed securities.

We seek to invest 80% or more of the Fund’s total assets in securities of the Lehman Bond Index. For inclusion in the Fund, the security must:

  have a maturity of no less than one year;
  have at least $100 million par amount outstanding;
  be rated as investment quality;
  have a fixed rate;
  be dollar-denominated and nonconvertible; and
  be publicly issued.

Fixed-income securities are securities that pay a fixed rate of return until they mature. When they mature, the principal is paid back. Such an investment provides the security of a fixed income stream but does not protect against the eroding effects of inflation. These fixed-income securities make-up the bulk of the Fund.

We may also invest in mortgage-backed securities. These are securities that are “backed” by real property that has a mortgage. This type of investment pays principal and interest on a monthly basis. At the end of the life of a mortgage, the entire principal is repaid and no more interest is due.

For this Fund, we may select securities issued by business or the government. We will invest in the securities of a particular agency only when we determine there is a minimal credit risk. Even though some securities are guaranteed by the U.S. government, it only guarantees timely payment of principal and interest, the U.S. government does not guarantee market value.

We try to keep the Fund fully invested, allowing for some liquidity for purchases and sales. Typically, we will invest no more than 5% of the Fund’s assets in money market instruments. Although we try to match the performance of the Lehman Bond Index, we cannot guarantee that the Fund will achieve such results. We do not expect the portfolio turnover rate for the Fund to be more than 50% a year. Lehman Brothers reserves the right to make changes to the Lehman Bond Index at any time, and eligible investments for the Fund will include additional asset classes included in the Lehman Bond Index.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the value of the bonds in the portfolio and the value of the Fund as a whole. Generally, the value of a bond moves in the opposite direction of interest rates. Longer term bond prices tend to move more in response to interest changes than shorter term bonds.

Credit Risk: The creditworthiness of bond issuers will affect the value of their bonds, which may decline during the Fund's holding periods and affect the value of the Fund as a whole. The risk, generally, is less pronounced for U.S. government and U.S. agency bonds than is the case for municipal and privately issued bonds.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional shares.

[Bar chart with following data:]

Annual Return
Institutional Shares
Year Ended December 31st

12/31/00%

The Fund's year-to-date return as of June 30, 2001 was x.xx%.

Best and Worst Quarterly Returns

Best Quarter                             Xx Quarter of xxxx
Worst Quarter                            xx Quarter of xxxx

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional shares with the Lehman Aggregate Bond Index. The average annual return is calculated for the periods ended December 31, 2000.

Bond Fund                        1 Year        Since Inception December 29, 1999
Institutional Shares
Lehman  Aggregate Bond Index

* The Lehman Aggregate Bond Index is an unmanaged index that encompasses four classes of fixed-income securities in the United States: U.S. Treasury and U.S. government agency securities, corporate debt obligations, mortgage-backed securities and asset-backed securities.

[Sidebar] Please note, investment returns and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the price you paid.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees
(fees paid directly from your investment)               Institutional Shares

Maximum sales charge (load) imposed on                  None
Purchases

Maximum deferred sales charge (load) imposed on         None
redemptions

Annual Fund Operating Expenses
(expenses deducted from Fund assets)                    Institutional Shares

Management fees                                         0.25%

Distribution and service (12b-1) fees                   None

Other expenses

Total fund operating expenses

AAL CMC, the Fund's adviser, has agreed to reimburse expenses so as to limit "Total Fund Operating Expenses," to 0.20% for the fiscal year.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                  Time Period                    Institutional Shares

                  1 Year
                  3 Years
                  5 Years
                  10 Years

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

THE AAL MONEY MARKET FUND

Investment Objective

The AAL Money Market Fund seeks a high level of current income, while maintaining liquidity and a constant net asset value of $1.00 per share, by investing in a diversified portfolio of high-quality, short-term money market instruments.

[Sidebar: Important Information Concerning The AAL Money Market Fund]

This portfolio is a mutual fund, not a savings account. It consists of a pool of investments that are professionally managed. You should not consider an investment in the Fund a deposit or other obligation of any bank, credit union or any affiliated entity. Neither the Federal Deposit Insurance Company (FDIC) nor any other government agency insures or protects your investment. We cannot guarantee that the Fund will achieve its goal of maintaining a constant net asset value of $1.00 per share. You could lose money investing in the Fund.

Principal Investment Strategies

We invest in short-term money market instruments for the Fund, such as:
  obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
  certificates of deposit, bankers acceptances and similar obligations of U.S. banks, savings associations, foreign branches of U.S. banks and domestic branches of foreign banks, which have total assets of more than $1 billion at the time of purchase, and who are members of the Federal Deposit Insurance Corporation (FDIC);
  commercial paper that at the time of purchase is defined as First Tier or Second Tier by the 1940 Act, as long as we do not invest more than 5% of the Fund’s total assets in Second Tier commercial paper; and
  corporate obligations, including variable rate master notes, that at the time of purchase are in one of the two highest categories of a NRSRO, or, if unrated, issued by a corporation with outstanding debt that has an equivalent or better rating at the time of purchase.

We make investments for the Fund consistent with Rule 2a-7 under the 1940 Act. As such, we invest in securities maturing in 397 days or less and maintain a dollar-weighted average portfolio maturity of not more than 90 days. By limiting the maturity of the Fund’s investments, we seek to lessen the changes in asset values caused by fluctuations in short-term interest rates. Part of the Fund’s objective is to maintain a constant net asset value per share of $1.00.

We may purchase participation interests (interests in securities held by others) in securities we are authorized to invest in for the Fund as described above.

Principal Risks

Interest Rate Risk: Changes in interest rate levels affect the yield. Increases in short-term interest rates generally cause the Fund’s assets to decline in value. The relatively short maturity of the Fund as a whole tends to reduce this volatility, and minimizes the risk that the Fund’s per share net asset value will deviate from $1.00.

Credit Risk: The price of a security that the Fund holds may decline in response to a deterioration of the creditworthiness of an issuer, the provider of credit support or a maturity-shortening structure for that security.

Financial Services Exposure: Changes in government regulations or economic downturns can have a significant negative effect on issuers of money market instruments in the financial services sector. The Fund frequently concentrates its investments in this sector.

Past Performance

The following table and chart reflect the Fund’s annual return and long-term performance. The bar chart and table show the risks of investing in the Fund by demonstrating the variability in the Fund’s annual total return. As with all investments, past performance is not a guarantee of future results.

Annual Total Returns

The following chart shows calendar year total returns for Institutional shares since the Fund started operations. Total returns assume reinvestment of all dividends and distributions. There is no front-end sales charge or contingent deferred sales charge on the Fund’s Institutional shares.

[Bar chart with following data:]

Annual Return
Institutional Shares
Year Ended December 31st

12/31/98          5.17%
12/31/99          4.96%

12/31/00

The Fund's year-to-date return as of June 30, 2001 was x.xx%.

The 7-day yield for the period ended 4/30/01 for The AAL Money Market Fund was 5.78%.

Best and Worst Quarterly Returns

Best Quarter                    1st Quarter of 2000                    1.40%
Worst Quarter                   1st Quarter of 1999                    1.13%

Average Annual Total Returns

The table below compares the Fund’s average annual total return for Institutional shares with the Salomon Brothers Short-Term Index. The average annual return is calculated for the periods ended December 31, 2000.

Money Market Fund                 1 Year       Since Inception December 29, 1997
Institutional Shares
Salomon Brothers Short-Term Index

* The Salomon Brothers Short-Term Index is an unmanaged index composed of 1-month U.S. Treasury Bills.

The Fund attempts to maintain a stable net asset value per share of $1.00.

Expenses

Like any investor, you directly pay certain expenses related to your investments. We refer to these direct expenses as shareholder fees. Other expenses, called annual fund operating expenses, are paid from Fund assets, so they reduce your share price. Institutional shares have no shareholder fees. Annual fund operating expenses are outlined below.

Fee Table

This table describes the fees and expenses you may pay if you buy and hold the Fund’s shares:

Shareholder Fees                                            Institutional Shares
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases            None

Maximum deferred sales charge (load) imposed on             None
redemptions

Annual Fund Operating Expenses                              Institutional Shares
(expenses deducted from Fund assets)

Management fees(1)                                          0.50%

Distribution and service (12b-1) fees                       None

Other expenses

Total fund operating expenses(2)
  AAL CMC, as the adviser to the Fund, voluntarily waives a portion of the maximum management fee for Institutional shares. With this waiver, the actual management fee was 0.275 of 1% for Institutional shares.
  Operating expenses do not include the adviser’s fee waivers. Actual expenses with fee waivers, “Total Fund Operating Expenses,” were 0.31 of 1% for Institutional shares.

Expense Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the foregoing assumptions your costs would be:

                         Time Period                 Institutional Shares
                         1 Year
                         3 Year
                         5 Year
                         10 Year

You should use the expense example for comparison purposes only. It does not represent the Fund’s actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown.

MANAGEMENT, ORGANIZATION, AND CAPITAL STRUCTURE

Investment Adviser

AAL Capital Management Corporation (“AAL CMC”) serves as investment adviser and distributor to the Funds. AAL CMC was organized in 1986 as a Delaware corporation. AAL Holdings Inc., a wholly owned subsidiary of Aid Association for Lutherans (“AAL”) owns all of AAL CMC’s shares. AAL is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. AAL has approximately 1.8 million members and is one of the world’s largest fraternal benefit societies in terms of assets and life insurance in force. AAL ranks in the top two percent of all life insurers in the United States in terms of ordinary life insurance (over 90.7 billion in force). Membership is open to Lutherans and their families who serve or are associated with Lutherans or Lutheran organizations, but who are not Lutheran. AAL offers life, health, and disability income insurance and fixed annuities to its members, and all members are part of one of approximately 10,000 local AAL branches throughout the United States. Through AAL CMC, AAL offers The AAL Mutual Funds to persons who are eligible for membership in AAL. AAL CMC has served as adviser to The AAL Mutual Funds since the commencement of operations. As of December 31, 2000, AAL CMC managed over $10.3 billion for The AAL Mutual Funds.

[Sidebar]

Adviser's Principal Addresses:        Sub-Advisers' Principal Addresses:

AAL Capital Management Corporation    Oechsle International Advisors LLC
222 West College Avenue               One International Place
Appleton, WI 54919-0007               Boston, MA  02110

Aid Association for Lutherans         Janus Capital Corporation
4321 North Ballard Road               100 Fillmore Street
Appleton, Wisconsin 54919-0001        Denver, CO  80206-4928

                                      Pacific Investment Management Company (PIMCO)
                                      840 Newport Center Drive
                                      Newport Beach, CA  92660

Pursuant to an investment advisory agreement with the Funds, AAL CMC manages the investment and reinvestment of the Funds’ assets. AAL CMC also provides the Funds with personnel, facilities and administrative services, and supervises the Funds’ daily business affairs. Services provided by AAL CMC to the Funds are subject to the supervision of the Funds’ Board of Trustees. AAL CMC formulates and implements a continuous investment program for the Funds consistent with each Fund’s investment objectives, policies and restrictions.

Adviser Fees per Fund

Effective September 1, 2000, the annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

THE AAL TECHNOLOGY STOCK FUND            0.75% on the average daily net assets (1)

THE AAL AGGRESSIVE GROWTH FUND (4)       0.80% of the first $100 million of average daily net assets
                                         0.75% of average daily net assets over $100 million but less than $500 million and
                                         0.70% of average daily net assets over $500 million (1)

THE AAL SMALL CAP STOCK FUND             0.70% on the first $200 million of average daily net assets and 0.65% of average daily net assets over $200 milliom.

THE AAL MID CAP STOCK FUND               0.70% on the first $200 million of average daily net assets,
                                         0.65% of average daily net assets on the next $800 million, and 0.60% of average daily net assets over $1 billion

THE AAL INTERNATIONAL FUND (4)
                                         0.65% on the first $50 million of average daily net assets and 0.60% of average daily net assets over $50 million

THE AAL CAPITAL GROWTH FUND

                                         0.65% on the first $500 million of average daily net assets,
                                         0.575% on the next $500 million of average daily net
                                         assets,  0.50% on the next $4 billion of average daily net assets and 0.45% of average daily net assets over $5 billion.

THE AAL EQUITY INCOME FUND               0.45% on the average daily net assets

THE AAL LARGE COMPANY INDEX FUND         0.25% on the first $50 million of average daily net assets and 0.175% of average daily net assets over $50 million (2)

THE AAL MID CAP INDEX FUND               0.25% on the first $50 million of average daily net assets and .20% of average daily net assets over $50 million (2)

THE AAL BALANCED FUND                    0.55% on the average daily net assets (3)

THE AAL HIGH YIELD BOND FUND (4)         0.55% on the average daily net assets

THE AAL MUNICIPAL BOND FUND              0.45% on the average daily net assets (3)

THE AAL BOND FUND                        0.45% on the average daily net assets (3)

THE AAL BOND INDEX FUND                  0.25% on the first $50 million of average daily net assets and 0.175% of average daily net assets over $50 million (2)

THE AAL MONEY MARKET FUND                0.50% on the first $500 million of average daily net assets and .45% of average daily net assets over $500 million. (3)

THE AAL SMALL CAP VALUE FUND [to be provided later]
  Projected advisory fee per Fund pursuant to the Investment Advisory and Sub-Advisory Agreement for The AAL Technology Stock Fund and The AAL Aggressive Growth Fund, respectively.
  Advisory fees for the Index Funds do not include the adviser’s reimbursement of Fund expenses. Actual expenses with reimbursements, “Total Fund Operating Expenses,” will be 0.20%.
  As of September 1, 2000, the Adviser voluntarily has waived 0.15% of the current fee of 0.45% in The AAL Bond Fund, 0.10% of the current fee of 0.45% in The AAL Municipal Bond Fund, 0.05% of the current fee of 0.55% in The AAL Balanced Fund and changed the current fee waiver for The AAL Money Market Fund from 0.225% to 0.075% to bring the effective advisory fee for this Fund to 0.425%. In addition, the Adviser is waiving all expenses in excess of 1.00% for Class A and 1.75% for Class B of The AAL High Yield Bond Fund.
  The AAL International Fund has entered into a sub-advisory agreement with Oechsle International Advisors, LLC, which is paid 0.40 of 1% on the first $50 million of average daily net assets and .35 of 1% of the average daily net assets over $50 million (payable from the annual advisory fee paid to the advisor).

  The AAL Aggressive Growth Fund has entered into a sub-advisory agreement with Janus Capital Corporation, which is paid 0.55 of 1% on the first $100 million of average daily net assets, 0.50 of 1% on the next $400 million of average daily net assets, and 0.45 of 1% on average daily net assets over $500 million (payable from the annual advisory fee paid to the advisor)

  The AAL High Yield Bond Fund has entered into a sub-advisory agreement with Pacific Investment Management Company (“PIMCO”) which is paid 0.25% of average daily net assets (payable from the annual advisory fee paid to the advisor).

Portfolio Management

THE AAL TECHNOLOGY STOCK FUND

Brian J. Flanagan, CFA has been the co-portfolio manager of The AAL Technology Stock Fund since it commenced operations on July 1, 2000. Mr. Flanagan is also portfolio manager of The AAL Small Cap Index Fund II, which commenced operations on July 1, 2000. He is also the portfolio manager of the AAL Small Cap Index and Technology Stock Portfolios, each a series of an affiliated mutual fund group with an investment objective similar to the Funds’. From 1996 to 1998, he served first as analyst and later as portfolio manager for the Small Cap Stock Portfolio of the AAL Savings Plan. From 1994 to 1995, Mr. Flanagan was the analyst for the fixed-income portfolio for the plan.

James A. Grossman has been co-portfolio manager for The AAL Technology Stock Fund since it commenced operations on July 1, 2000. Mr. Grossman also serves as the co-portfolio manager of the AAL Technology Stock Portfolio, a series of an affiliated mutual fund group with an objective similar to the Funds’. From 1996 through 2000, Mr. Grossman served as a securities analyst, following selected technology investments for The AAL Mutual Funds. Prior to joining AAL CMC, Mr. Grossman served as a securities analyst for Monetta Financial Services.

THE AAL AGGRESSIVE GROWTH FUND

Janus Capital Corporation [“Janus”] makes the day-to-day investment decisions for The AAL Aggressive Growth Fund, subject to the direction and control of AAL CMC. Janus determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the Fund's portfolio.

Michael Dugas has been the portfolio manager of The AAL Aggressive Growth Fund since it commenced operations on July 1, 2000. Mr. Dugas also serves as the portfolio manager of the AAL Aggressive Growth Portfolio, a series of an affiliated mutual fund group with an objective similar to the Funds’. Mr. Dugas is Assistant Portfolio Manager of Janus Mercury Fund and also manages separate accounts in the diversified growth discipline. Previously, he performed equity security analysis, focusing his research efforts on large-capitalization domestic healthcare and technology companies. Prior to joining Janus in 1993, Mr Dugas was an audit senior at Price Waterhouse, analyzing financials of large investment firms. He was also controller of the U.S. branch of a European manufacturing firm. Mr. Dugas holds a bachelors degree in Spanish from Louisiana State University, where he graduated magna cum laude, and an MBA in professional accounting from the University of Texas. He is a Level II candidate in the CFA Program and has nine years of professional investment experience.

THE AAL SMALL CAP STOCK FUND

Kevin A. Schmitting, CFA, has managed the day-to-day Fund investments since its inception on July 1, 1996. Mr. Schmitting also manages the AAL Small Cap Stock Portfolio, a series of an affiliated mutual fund group. Mr. Schmitting managed The AAL Mid Cap Stock Fund from November 1, 1995, through March 17, 1997. Prior to November 1, 1995, Mr. Schmitting served as investment director and in other investment capacities for the State of Wisconsin Investment Board from 1984 through 1995.

THE AAL SMALL CAP VALUE FUND [to be provided later}

THE AAL MID CAP STOCK FUND

Michael R. Hochholzer, CFA, has managed the day-to-day Fund investments since March 1997. Mr. Hochholzer also serves as portfolio manager of The AAL Mid Cap Index Fund and The AAL Mid Cap Index Fund II. Mr. Hochholzer serves as portfolio manager of the AAL Mid Cap Index Portfolio and AAL Mid Cap Stock Portfolio, each a series of an affiliated mutual fund group. Prior to managing the Fund, Mr. Hochholzer served as a securities analyst and portfolio manager for Aid Association for Lutherans, the parent company of AAL CMC.

THE AAL INTERNATIONAL FUND

Oechsle International Advisers, LLC (“Oechsle”) makes the day-to-day investment decisions for The AAL International Fund under AAL CMC’s direction and control. Oechsle determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the International Fund.

The portfolio managers for The AAL International Fund are Kathleen Harris and Sean Roche. Ms. Harris has been a portfolio manager at Oechsle since January, 1995. Prior to this, she was portfolio manager and investment director for the State of Wisconsin Investment Board and a fund manager and equity analyst for Northern Trust Company. Mr. Roche has been a general partner and portfolio manager with Oechsle since 1986. Ms. Harris and Mr. Roche are also portfolio managers of the AAL International Portfolio, a series of an affiliated mutual fund group.

THE AAL CAPITAL GROWTH FUND

Frederick L. Plautz has managed the day-to-day Fund investments since November 1, 1995. Mr. Plautz also manages the equity portion of The AAL Balanced Fund. Mr. Plautz is the portfolio manager for the AAL Capital Growth Portfolio, a series of an affiliated mutual fund group. Prior to managing the Fund, Mr. Plautz served as vice president and portfolio manager for Federated Investors from 1990 through October 1995.

THE AAL EQUITY INCOME FUND

Lewis A. Bohannon, CFA, has managed the day-to-day Fund investments since November 1, 1995. Mr. Bohannon is also portfolio manager for the AAL Equity Income Portfolio, a series of an affiliated mutual fund group. From 1980 through 1994, Mr. Bohannon was at Cigna Corporation, serving as managing director and portfolio manager from 1990 to 1994.

THE AAL BALANCED FUND

Frederick L. Plautz, portfolio manager of The AAL Capital Growth Fund and Alan D. Onstad, manager of The AAL Bond Fund, serve as co-managers of the Fund. Mr. Onstad currently manages The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006, the AAL Money Market Portfolio, the money market portfolio of the AAL Savings Plan, and the utility portfolio of AAL’s general account. Mr. Onstad has been employed by AAL since 1973, most recently as Assistant Vice-President of Securities. Mr. Plautz is also the portfolio manager for the AAL Capital Growth Portfolio, a series of an affiliated mutual fund group.

THE AAL LARGE COMPANY INDEX FUND

David J. Schnarsky, CFA, has been the portfolio manager of The AAL Large Company Index Fund since it commenced operations on December 31, 1999. He also manages The AAL Large Company Index Fund II which is another series of The AAL Mutual Funds with the same investment objective as the Fund. Since June, 1995, Mr. Schnarsky has been portfolio manager of the AAL Large Company Index Portfolio and co-manager, along with Gregory Anderson, of the AAL Balanced Fund Portfolio, each a series of an affiliated mutual fund group. He serves as portfolio manager of the equity portfolio of AAL’s general account and the Balanced Portfolio of the AAL Savings Plan.

THE AAL MID CAP INDEX FUND

Michael R. Hochholzer, CFA, has managed the day-to-day Fund investments for The AAL Mid Cap Index Fund since it commenced operations on December 31, 1999. Mr. Hochholzer also serves as portfolio manager for The AAL Mid Cap Stock Fund and The AAL Mid Cap Index Fund, two additional series of The AAL Mutual Funds. Mr. Hochholzer previously served as a securities analyst and portfolio manager for AAL from 1989 through 1997. Mr. Hochholzer serves as portfolio manager of the AAL Mid Cap Index Portfolio and Mid Cap Stock Portfolio, each a series of an affiliated mutual fund group.

THE AAL HIGH YIELD BOND FUND

Pacific Investment Management Company (“PIMCO”) makes the day-to-day investment decisions for The AAL High Yield Bond Fund, subject to the direction and control of AAL CMC. PIMCO determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the Fund.

Andrea Feingold has been the portfolio manager for The AAL High Yield Bond Fund since April 1, 2001. Prior to this, she was a managing director with Triumph Capital Group, Inc.

THE AAL MUNICIPAL BOND FUND

Duane A. McAllister, CFA, has managed the day-to-day Fund investments since April 1994. Prior to joining AAL Capital Management Corporation on November 1, 1995, he managed the Fund while serving as vice president of Duff & Phelps Investment Management Co. For the five-year period before managing the Fund, Mr. McAllister managed portfolios for Northern Trust Company and First National Bank and Trust in Rockford, Illinois.

THE AAL BOND FUND

Alan D. Onstad has managed the day-to-day Fund investments since July 19, 1999. Mr. Onstad currently manages The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006, the AAL Money Market Portfolio, the money market portfolio of the AAL Savings Plan, and the utility portfolio of AAL's general account. Mr. Onstad is also co-manager of The AAL Balanced Fund. Mr. Onstad has been employed by AAL since 1973, most recently as Assistant Vice-President of Securities.

THE AAL BOND INDEX FUND

Gregory R. Anderson, CPA, is an assistant portfolio manager of the mortgage and asset-backed security portfolio of AAL’s general account. He has served in a number of investment roles with AAL since 1997. From 1991 through 1997, Mr Anderson was employed at Telephone and Data Systems, Inc., serving as a senior treasury analyst from 1994 through 1997.

THE AAL MONEY MARKET FUND

Michael R. Hilt, CFA, has managed the day-to-day Fund investments since November 1, 1995. From April 1994 through August 1995, Mr. Hilt served as portfolio manager and quantitative analyst for Conseco Capital Management, Inc. From August 1992 through April 1994, he served as a portfolio manager and quantitative analyst for PPM America, Inc.

The Aid Association for Lutherans Savings Plan

The Aid Association for Lutherans Savings Plan is a 401(k) plan for our employees (plan participants). Through the savings plan, plan participants can allocate part of their income into certain Funds (some of which may not be part of the Funds included in this prospectus). Refer to your plan document for more information on your investment choices and how to invest in the Funds. We may also offer shares of the Funds to other retirement plans.

Index Information

On a monthly basis we compare the performance of each Fund with that of its benchmark index. At that time we may re-balance the Funds’ securities portfolios. The AAL Large Company Index, Mid Cap Index and Bond Index Funds are each considered to be an indexed Fund. That means we passively manage them; we maintain the securities held by each Fund so they are the same as the securities in each Fund’s benchmark index, or a representative sample of securities of that index. Fund performance may not exactly correspond with the performance of its index due to market timing, shifts in the composition of the index, and Fund expenses.

S&P 500 and the S&P MidCap 400 Indices

Standard & Poor’s (“S&P”) compiles several broad-based indices used as benchmarks for tracking certain types of markets. The most widely known is the S&P 500 Composite Stock Price Index (“S&P 500 Index”). The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. Most of the largest 500 companies listed on the U.S. stock exchanges are included in the Index. The companies whose stocks are included in the Index tend to be the leading companies in leading industries within the U.S. economy.

The weightings make each company’s influence on the Index performance directly proportional to that company’s market value. This characteristic has made the S&P 500 Index the investment industry standard for measuring the performance of Funds comprised of large-capitalization stocks.

Another index from Standard & Poor’s we use as a benchmark is the S&P MidCap 400 Index. The S&P MidCap 400 Index is a benchmark for tracking performance of medium-capitalization stocks ranging in value from $1 billion to $5 billion.. While this Index is relatively new, the industry recognizes it as a good benchmark for tracking mid-cap stocks. The 400 stocks that make up the Index are listed on the New York Stock Exchange, The American Stock Exchange or the NASDAQ quotation system. In addition, the stocks that make up the Index are liquid, meaning they are easily traded. These characteristics of the S&P MidCap 400 Index make it relatively easy to emulate. The easier it is to track an index, the more likely it is for a Fund to track that index’s performance.

Both the S&P 500 Index and the S&P MidCap 400 Index are comprised of U.S. equity stocks. S&P periodically makes additions and deletions of stocks to its respective indices. Selection of a stock for inclusion in either S&P Index in no way implies an opinion by S&P as to its attractiveness as an investment. Standard & Poor’s only relationship to the Fund is the licensing of the Standard & Poor’s Marks, the S&P 500 Index and the S&P MidCap 400 Index. These indices are determined, composed and calculated by Standard & Poor’s without regard to any particular Fund.

“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “S&P 500®,” “500,” “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The product is not sponsored, endorsed, or sold or promoted by Standard & Poor’s. Standard & Poor’s makes no representation regarding the advisability of investing in the product. See the Statement of Additional Information for additional disclaimers and limitations of liabilities on behalf of S&P.

SHAREHOLDER INFORMATION

PRICING FUNDS’ SHARES

The price of a Fund’s share is based on the Fund’s net asset value (“NAV”). The Funds determine the NAV per share once daily at the close of trading, normally 3:00 p.m. Central Time, on the New York Stock Exchange (“NYSE”or the “Exchange”). The Funds do not determine NAV on holidays observed by the Exchange. The Exchange is regularly closed on Saturdays and Sundays, New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. The price at which you purchase or redeem shares of the Funds is based on the NAV next calculated after the Funds receive your payment or redemption request.

We determine the NAV by dividing the total fund assets, less all liabilities, by the total number of outstanding shares. To determine the NAV, the Funds value their securities at current market value using readily available market prices. The Funds use pricing services as approved by The AAL Mutual Funds’ Board of Trustees. If market prices are not available, NAV is based on a security’s fair value as determined in good faith under policies and guidelines approved by the Board of Trustees.

Some of the Funds hold securities that trade on foreign exchanges. These exchanges may trade on weekends or other days when the Funds do not price their shares. As a result, the value of a Fund’s shares may change at a time when those shares may not be purchased or redeemed.

BUYING SHARES

For help in opening an institutional account, please contact The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602. We will need to determine eligibility for Institutional shares purchases in advance.

You purchase Institutional shares of a Fund at net asset value. Your initial minimum purchase must be at least $500,000, with a minimum of at least $50,000 in any one Fund account. You can combine all your Class A, Class B and Institutional shares for purposes of meeting the $500,000 minimum purchase requirement.

For Index Funds, we may pay AAL Representatives compensation of up to 0.25 of 1% of the amounts you invest. For all other Funds, we will pay AAL Representatives compensation of up to .50 of 1% of the amounts you invest.

If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, additional documentation may be necessary to make a purchase.

Initial Purchases

Initial Purchases By Mail

Step 1:  Complete an AAL Mutual Funds application and new account form for each different account registration.  If you do not complete the application properly, your purchase may be delayed or rejected.

Step 2:  Make your check payable to the Fund you are buying.  If more than one Fund, make your check payable to "The AAL Mutual Funds."

Step 3:  Mail your application and check to:

              Attn:  Institutional Sales
              The AAL Mutual Funds
              222 W. College Avenue
              Appleton, WI  54919-0007

Initial Purchases By Wire

In order to buy Institutional shares of the Funds by wire transfer, your bank must be a member of, or have a corresponding relationship with a member of the Federal Reserve System.

Step 1:  Call The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602 and
         provide the following information:

         o    your account registration;
         o    the name of the Fund(s) in which you want to invest;
         o    your address;
         o    your Social Security or tax identification number;
         o    the dollar amount;
         o    the name of the wiring bank; and
         o    the name and telephone number of the person at your bank who the Funds can contact about your purchase.

         We must receive your wire order before the closing of the NYSE, normally 3:00 p.m. Central
         Time, to receive that day's price.

Step 2:  Instruct your bank to use the following instructions when wiring funds:

              Wire to:
              Boston Safe Deposit and Trust Co.
              Boston, MA
              ABA #011001234

              Credit:
              PFPC, Inc. as Agent for the benefit of The AAL Mutual Funds
              Account #014338

              Further Credit:
              [Name of the Fund]
              [Shareholder Account Number]
              [Shareholder Registration/Name]

         Please call (800) 227-8602 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.

         The Fund's transfer agent, PFPC, Inc., must receive your wire order funds in its offices prior to the close of the NYSE, normally 3:00 p.m. Central Time, to purchase shares on that day.
         Money received after the close of the NYSE will go toward the purchase of shares the next business day at that day's price.

Step 3:  Complete The AAL Mutual Funds application and mail it immediately to:

              Attn:  Institutional Sales
              The AAL Mutual Funds
              222 W. College Avenue
              Appleton, WI  54919-0007

The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Additional Purchases

Additional Purchases By Mail

Step 1:  Make check payable to the specific Fund in which you are investing.  Please indicate your AAL
         Mutual Fund account number on the face of your check. If you have more than one account, always verify that you are investing in the proper account.  This will help ensure the proper handling of the transaction.

Step 2:  Payment for additional purchases should be sent directly to the Funds' transfer agent.

              Regular Mail:

              The AAL Mutual Funds
              P.O. Box 9679
              Providence, RI  02940-9679

              Express Mail/Private Delivery:

              The AAL Mutual Funds
              4400 Computer Dr.
              Westborough, MA  01581

Additional Purchases By Wire

You may make additional wire purchases in an existing Fund account by following Step 2 of the wire transfer instructions shown for the “Initial Purchase by Wire.”

Purchase Plans

Retirement Plans

AAL members, their enterprises and Lutheran organizations may establish their pension, profit sharing and 401(k) plans with Institutional shares. A third party maintenance fee may apply to some retirement accounts. Please review plan documents for more information.

The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602 will provide you with all the materials, documents and forms you need, and will work with you in establishing your retirement plan.

Automatic Investment Plans

The capital builder plan allows you to transfer money every month from your AAL Money Market Fund Account into another AAL Mutual Fund Account(s). The following rules apply:

  you can select the transaction date. If you do not select the date, we will automatically transfer the money from your account on the 15th of the month;
  to start, stop, or change the plan, you must notify us in writing at least 24 hours prior to the transaction date; and
  you must have all account owners sign the capital builder plan card.

Purchase Policies

We reserve the right to suspend the offering of shares for a period of time and the right to reject any specific purchase of shares.

We must have physical possession of your request to consider your request received. Current law will determine the legal effect of posting for deadline purposes. The U.S. Postal Service or private delivery services are not agents of the Funds, the distributor, or the transfer agent. We do not legally receive your purchase application or your request for redemption when you deposit them in the mail, send them with a private delivery service or when you deposit them in our Post Office Box.

Earning Income

You begin earning income, if any, on your shares on the business day following the day our transfer agent receives your payment.

Purchases

Your purchase must be in U.S. dollars and your check must be drawn on a U.S. bank. We do not accept cash or traveler’s checks. If your check does not clear, we will cancel your purchase and hold you liable for any losses and any applicable fees. If you buy shares by any type of check, electronic funds transfer (other than bank wires) or automatic investment plan, and you elect to redeem your shares soon thereafter, we may postpone paying the redemption proceeds for 10 business days, or until your check has cleared. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares redeemed has been received by the transfer agent.

Confirmation

We generally mail written confirmation of your purchases, except for The AAL Money Market Fund, within two business days following the date of your purchase. We mail confirmation of additional purchases in The AAL Money Market Fund monthly. We mail confirmation of your automatic investment plan purchases at least quarterly.

Changes to Your Account

After opening your AAL Mutual Fund account, you may wish to make changes to your account. Certain types of changes, such as moving to a new address or getting a new telephone number, do not have any other effect on an account. Any feature such as telephone exchange or participation in an automatic investment plan would continue uninterrupted. Other changes, such as exchanging from one Fund to another will affect your account options because a new account is actually created. Account options, such as an automatic investment plan, are discontinued unless additional action is taken. These changes may require additional instructions and specific forms. If you are not sure whether a change affects your account, please contact your AAL Representative or The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602. When making these types of changes, please use The AAL Mutual Funds Account Change Request Form, which is available from your AAL Representative or from The Mutual Funds Service Center.

Share Certificates

We will not issue share certificates for the Funds' Institutional shares.

REDEEMING SHARES

Your Lutheran organization or enterprise can sell your shares on any business day we price The AAL Mutual Funds’ shares. When you sell your shares, you receive the net asset value per share. If we receive your request in good order before the close of the NYSE, normally 3:00 p.m. Central Time, you will receive that day’s price. If we receive your redemption request in good order on a holiday, weekend or day the NYSE is closed, we will process your transaction request on the next business day. Shareholders earn income and receive dividends paid on Funds through the date of redemption.

The Funds may postpone payment or suspend the right of redemption in unusual circumstances, as permitted by the U.S. Securities and Exchange Commission. When you purchase shares by check, the Funds may delay payment for redemption requests for the shares purchased for 10 business days or until your check has cleared.

If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, additional documentation may be necessary.

You must have a signature guarantee if you want:

  to sell shares with a value of more than $100,000;
  the proceeds sent to an address other than the one listed for your account; or
  the check payable to someone other than the account owners(s).

The transfer agent will accept signature guarantees from all institutions that are eligible to provide signature guarantees under federal or state law, provided that the individual giving the signature guarantee is authorized to do so. Institutions that usually are eligible to provide signature guarantees include commercial banks, trust companies, brokers, dealers, national securities exchanges, savings and loan institutions and credit unions. Please note that a signature guarantee is not the same as a notarized signature.

Redemptions By Mail

Step 1:  Prepare a written request including the following information:

         o    name(s) of the account owner(s);
         o    your account number;
         o    dollar or share amount you wish to redeem; and
         o    all persons registered as shareholders on the account must sign the redemption request exactly as the account is registered.

Step 2:  Mail your written redemption request to:

              Regular Mail:

              The AAL Mutual Funds
              P.O. Box 9679
              Providence, RI  02940-9679

              Express Mail/Private Delivery:

              The AAL Mutual Funds
              4400 Computer Dr.
              Westborough, MA  01581

         Please note, an $8.00 fee is assessed for a redemption by overnight mail; a $15.00 fee is assessed for a redemption for Saturday delivery.

         The Funds will mail payment proceeds within seven days following receipt of all required documents.

Redemptions By Telephone

The privilege to redeem shares by telephone is automatically extended to all accounts, unless the option is specifically declined on your application. If you do not want the telephone redemption option, please call The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602. By accepting this privilege, you assume some risks for unauthorized transactions. Once a telephone request has been made, it cannot be canceled or modified. We have implemented procedures designed to reasonably ensure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of certain personal information, restricting transmittal of redemption proceeds to pre-authorized account owners and addresses and supplying transaction verification information. Please note, we will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

The following conditions apply:

  telephone redemption checks will be issued to the same payee(s) as the account registration and sent only to the address of record;
  there has been no change of address in the preceding 60 days; and
  the request is for $100,000 or less.

Redemptions By Wire

Existing shareholders must send an Account Change Request Form with the appropriate section completed prior to exercising the privilege of wire redemption to:

     Regular/Express Mail:

     Attn:  Institutional Sales
     The AAL Mutual Funds
     222 W. College Avenue
     Appleton, WI  54919-0007

When redeeming shares by bank wire, please be aware of the following conditions:

  wire redemptions can be made for any amount; and
  requests received in good order before the close of the NYSE, usually 3:00 p.m. Central Time, receive that day’s price.

The Funds will mail payment proceeds within seven days following receipt of all required documents.

Redemption Options

Systematic Withdrawal Plan

You can have money automatically withdrawn from your AAL Mutual Fund account(s) on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or direct payments at regular intervals. The following rules and/or guidelines apply:

  you can select the date(s) on which the money is withdrawn. If you don't select the date(s), we will withdraw the money automatically from your account on the 15th of the month;
  to start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;
  money can be sent by check or bank wire; and
  to stop or change your plan, you must notify us at least 5 business days prior to the next withdrawal.

The AAL Money Market Fund Checks

You can write checks on your AAL Money Market Fund account, if you complete a check writing signature card and agreement. You can request checks on your AAL Mutual Funds application or in writing. We do not charge a fee for supplying your checks. The following guidelines apply:

  the checks you write on The AAL Money Market Fund must be for $500 or more (because the Fund is not a bank, some features, such as stop payment, are not available);
  our transfer agent may impose reasonable fees for each check that is returned;
  we do not return your canceled checks, although our transfer agent will send a copy of your check to you at your request;
  unless you purchased shares by bank wire, you must wait 10 business days after you purchase The AAL Money Market Fund shares to write checks against that purchase; and
  you need a written request - NOT A CHECK - to close an AAL Money Market Fund account. Your written request will require a signature guarantee to close accounts over $100,000.

EXCHANGING SHARES

You may exchange Institutional shares in an AAL Mutual Fund for Institutional shares in another AAL Mutual Fund. The $50,000 minimum investment rules may apply when you open a new account by exchanging shares, and you may have to submit a new application if you have not invested shares in the other AAL Mutual Fund account before.

Shareholders of a Fund may only exchange into such other Funds as are legally available for sale in any state. If shares are held in the name of a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan, additional documentation may be necessary.

An exchange constitutes a redemption of the shares of one mutual fund and the purchase of shares of another. Exchanges are sales for tax purposes and could result in a gain or loss, depending on the original cost of shares exchanged.

An excessive number of exchanges may be disadvantageous to the Funds. Therefore, the Funds reserve the right to terminate the exchange privilege of any shareholder who makes more than twelve exchanges in a year. Further, the Funds reserve the right to modify or terminate the exchange privilege at any time with respect to any Fund, if the Funds’ Trustees determine that continuing the privilege may be detrimental to shareholders. The Funds will provide at least 60 days notice prior to modifying or terminating the exchange privilege. In the event your exchange privilege is terminated for any reason, you will still have the right to redeem your shares as described in this prospectus.

Exchanges By Mail

Step 1:  Prepare a written request including the following information:

         o  name(s) of the account owner(s)
         o  your account number(s)
         o  dollar or share amount you wish to exchange
         o  the name of the Fund you are exchanging into; and
         o  signatures of all account owners.

Step 2:  Mail your redemption request to:

              Regular Mail:

              The AAL Mutual Funds
              P.O. Box 9679
              Providence, RI  02940-9679

              Express Mail/Private Delivery:

              The AAL Mutual Funds
              4400 Computer Dr.
              Westborough, MA  01581

Exchanges By Telephone

The privilege to exchange shares by telephone is automatically extended to all accounts, unless the option is specifically declined on your application. If you do not want the telephone exchange option, please call The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602. By accepting this privilege, you assume some risks for unauthorized transactions. Once a telephone request has been made, it cannot be canceled or modified. We have implemented procedures designed to reasonably ensure that telephone instructions are genuine. These procedures include recording telephone conversations, requesting verification of certain personal information, restricting transmittal of redemption proceeds to pre-authorized account owners and addresses and supplying transaction verification information. Please note, however, that we will not be liable for losses suffered by a shareholder that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures.

You may exchange shares by telephoning The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602. Telephone exchange requests received prior to the close of the NYSE, usually 3:00 p.m. Central Time, will receive that day’s price.

During periods of extreme volume caused by dramatic economic or stock market changes, shareholders may have difficulty reaching The AAL Mutual Funds Service Center by phone, and a telephone exchange may be difficult to implement at those times. The Funds reserve the right to temporarily discontinue the telephone exchange privilege during such periods of extreme volume.

INTERNET TRANSACTIONS

Various Fund transactions may be performed over the internet at www.aal.org. You may be able to purchase, redeem and exchange shares within your Fund accounts (pre-authorized bank information is required prior to purchase). For your protections, we require a Personal Identification Number (“PIN”) prior to authorizing transactions on your Fund accounts. Please call The AAL Mutual Funds Service Center, Prestige Account Services at (800) 227-8602 to request information about obtaining a PIN. Your will receive you PIN approximately five to seven days after your request.

DIVIDENDS

We endeavor to qualify annually as, and elect tax treatment applicable to, a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”). Pursuant to the requirements of the Code, we intend to distribute substantially all of the Funds’ net investment income and net realized capital gains, if any, less any available capital loss carryover, to its shareholders annually. We do this to avoid paying income tax on the Funds’ net investment income and net realized capital gains, and to avoid a federal excise tax on undistributed net investment income and net realized gains. Annually, we intend to comply with all of the requirements to qualify as a regulated investment company for each Fund. We provide you with full information on dividends and capital gains distributions for each Fund on an annual basis.

Below, we provide you with a general description of the distribution policies and some of the tax consequences for the Funds’ shareholders. You should always check with your tax adviser to determine whether any dividends and distributions paid to you by a Fund are subject to any taxes, including state and local taxes.

The dividends from net investment income of each of the Funds, including net short-term capital gains, are taxable as ordinary income to shareholders, whether paid in additional shares or in cash. Any long-term capital gains distributed to shareholders are taxable as capital gains to shareholders, whether they receive them in cash or in additional shares, regardless of the length of time a shareholder has owned the shares.

We distribute substantially all net investment income and any net realized capital gains, if any, for the Funds as shown in the table below.

The AAL Bond, Municipal Bond, High Yield Bond, Bond, Bond Index and Money Market Funds accrue income dividends daily.

FUND                                     DIVIDENDS (if any)       CAPITAL GAINS (if any)
THE AAL TECHNOLOGY STOCK FUND            Annually                 Annually
The AAL AGGRESSIVE GROWTH FUND           Annually                 Annually
THE AAL SMALL CAP STOCK FUND             Annually                 Annually
THE AAL SMALL CAP VALUE FUND             Annually                 Annually
THE AAL MID CAP STOCK FUND               Annually                 Annually
THE AAL INTERNATIONAL FUND               Annually                 Annually
THE AAL CAPITAL GROWTH FUND              Semiannually             Annually
THE AAL EQUITY INCOME FUND               Quarterly                Annually
THE AAL BALANCED FUND                    Quarterly                Annually
THE AAL LARGE COMPANY INDEX FUND         Annually                 Annually
THE AAL MID CAP INDEX FUND               Annually                 Annually
THE AAL HIGH YIELD BOND FUND             Monthly                  Annually
THE AAL MUNICIPAL BOND FUND              Monthly                  Annually
THE AAL BOND FUND                        Monthly                  Annually
THE AAL BOND INDEX FUND                  Monthly                  Annually
THE AAL MONEY MARKET FUND                Monthly                  Annually

The AAL Municipal Bond Fund

Dividends derived from the interest earned on municipal securities constitute “exempt-interest dividends” and are generally not subject to federal income tax. We accrue dividends daily and pay these dividends monthly for The AAL Municipal Bond Fund. We distribute the capital gains for the Fund at least annually. Realized capital gains on municipal securities are subject to federal income tax. Thus, shareholders will be subject to taxation at ordinary rates on the dividends they receive that are derived from net short-term capital gains. Distributions of net long-term capital gains will be taxable as long-term capital gains regardless of the length of time a shareholder holds Fund shares. We may, for temporary defensive purposes, invest in short-term taxable securities for the Fund. Shareholders of this Fund are subject to federal income tax at ordinary rates on any income dividends they receive that are derived from interest on taxable securities.

For shareholders receiving Social Security benefits, the federal government requires you to add tax-exempt income, including exempt-interest dividends from this Fund, to your taxable income in determining whether a portion of your Social Security benefits will be subject to federal income tax. The Internal Revenue Code provides that every person required to file a tax return must report, solely for informational purposes, the amount of exempt-interest dividends received from the Funds during the taxable year.

Reinvestment of Fund Distributions

You can reinvest all of your income, dividends and/or capital gains distributions into the Funds at net asset value without any front-end load or contingent deferred sales charges. You also can have your distributions paid in cash. When you receive a distribution you may have to pay taxes whether or not you reinvested the proceeds or had them paid out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends.

TAX CONSIDERATIONS

Dividends

As with all funds distributing taxable income, you, as a tax-paying investor, will be subject to income taxes on all dividends and distributions, whether you elect to take them in cash or have them reinvested.

Each Fund intends to distribute in December and, if necessary, at such other times as the Fund may determine its net investment income and any net realized capital gains resulting from investment activity. Any dividend (including a capital gains dividend) declared in October, November or December, with a record date in such a month and paid during the following January, must be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Cumulative statements showing all activity in the account for the prior year will be mailed annually to all shareholders.

All income and capital gains distributions are reinvested in full and fractional shares of a Fund at net asset value, without sales charges, on a payment date unless a shareholder has requested payment in cash on the shareholder application or by separate written request. If a shareholder elects to receive these distributions in cash, the return at maturity will be substantially less than was anticipated at the time of purchase.

Each Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code (the Code) and to take all other action required so that no federal income tax will be payable by the Funds themselves. Each Fund will be treated as a separate regulated investment company under the Code.

Exchanges

Any exchange of fund shares will be treated as a sale of the fund’s shares and any gain on the transaction may be subject to federal income tax. However, if you hold the shares in a qualified or tax-deferred plan, you generally will not be taxed on investment income, dividends, exchanges or capital gains until you take a withdrawal or distribution from the plan.

Form 1099

Annually, we provide Shareholders with full information on income and capital gains distributions for tax purposes. Every year, you will receive Form 1099, which reports the amount of dividends and capital gains we distribute to you during the prior year. If you own shares as a part of a qualified tax deferred plan, you will not receive Form 1099, unless you take a withdrawal or distribution from the plan.

If you sell or exchange fund shares, proceeds from the sale or exchange will be reported on Form 1099-B (unless part of a qualified tax deferred plan).

Short-term capital gains and investment income will be taxed at a higher rate than long-term capital gains. Shareholders should consult their tax advisers regarding the applicability of state and local taxes to dividends and distributions.

Withholding Taxes

The Funds are required by federal law to withhold 31% of reportable payments (which include dividends, capital gain distributions and redemption proceeds) paid to certain shareholders who have not properly certified that the Social Security or other taxpayer identification number provided by the shareholder is correct and that he or she is not otherwise subject to backup withholding. The Funds’ shareholder application includes the required certification.

No attempt is made herein to provide information as to state and local tax consequences of ownership of shares of the Funds. Investors should consult their personal tax adviser to determine the consequences of state and local taxes

DISTRIBUTION ARRANGEMENTS

Investors in Institutional shares purchase at net asset value. They do not pay any sales charges, redemption fees, or 12b-1 distribution or service fees.

Shareholder Maintenance Agreement

The Board of Trustees authorizes us to contract with AAL CMC for certain shareholder maintenance services. AAL CMC receives an annual fee for providing these services. This fee is based upon, and limited by, the difference between the current account fees charged and the normal full-service fee schedule established by our transfer agent. It also includes reimbursement for out-of-pocket costs including postage and telephone charges. This account differential, including reimbursement for expenses, is currently $3.5 per account per year.

FINANCIAL HIGHLIGHTS INFORMATION

The AAL Small Cap Value Fund first offers its shares pursuant this prospectus and consequently does not have financial highlights information.

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the accounting firm of PricewaterhouseCoopers LLP., whose report, along with the Fund’s financial statements are included in the annual report, which is available upon request.

THE AAL TECHNOLOGY STOCK FUND

Institutional Shares                                                  Year Ended       Period:
                                                                      4/30/01          7/1/00 to
                                                                                       4/30/01
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                                  $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                           0.02
Net Realized and Unrealized Gain (Loss) on Investments                                 (0.07)
Total From Investment Operations                                                       (0.05)
Distributions from:
Net Investment Income                                                                  -
Net Realized Capital Gains                                                             -
Total Distributions                                                                    -
Net Asset Value - End of Period                                                        $9.95
Total Return (1)                                                                       (0.50)%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                                              $27.6
Ratio of Expenses to Average Net Assets (2)*                                           0.20%
Ratio of Investment Income (Loss) to Average Net Assets (2)*                           1.21%
Portfolio Turnover Rate                                                                1.57%
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                                                0.93%
Ratio of Net Investment Income (Loss) to Average Net Assets                            0.49%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL AGGRESSIVE GROWTH FUND

Institutional Shares                                                  Year Ended       Period:
                                                                      4/30/01          7/1/00 to
                                                                                       4/30/01
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                                  $10.00
Income from Investment Operations
Net Investment Income (Loss)                                                           0.02
Net Realized and Unrealized Gain (Loss) on Investments                                 (0.07)
Total From Investment Operations                                                       (0.05)
Distributions from:
Net Investment Income                                                                  -
Net Realized Capital Gains                                                             -
Total Distributions                                                                    -
Net Asset Value - End of Period                                                        $9.95
Total Return (1)                                                                       (0.50)%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                                              $27.6
Ratio of Expenses to Average Net Assets (2)*                                           0.20%
Ratio of Investment Income (Loss) to Average Net Assets (2)*                           1.21%
Portfolio Turnover Rate                                                                1.57%
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                                                0.93%
Ratio of Net Investment Income (Loss) to Average Net Assets                            0.49%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL SMALL CAP STOCK FUND

Institutional Shares                                                 Year Ended       Year Ended       Period:
                                                                     4/30/00          4/30/99          12/29/97 to

                                                                                                       4/30/98
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                $10.95           $13.87           $12.45
Income from Investment Operations
Net Investment Income (Loss)                                         0.01             (0.04)           (0.01)
Net Realized and Unrealized Gain (Loss) on Investments               3.84             (2.52)           1.43
Total From Investment Operations                                     3.85             (2.56)           1.42
Distributions from:
Net Investment Income                                                -                -                -
Net Realized Capital Gains                                           -                (0.36)           -
Total Distributions                                                  -                (0.36)           -
Net Asset Value - End of Period                                      $14.80           $10.95           $13.87
Total Return (1)                                                     35.16%           (18.41)%         11.41%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                            $1.0             $0.8             $0.4
Ratio of Expenses to Average Net Assets (2)*                         0.72%            1.08%            1.19%
Ratio of Investment Income (Loss) to Average Net Assets (2)*         0.08%            (0.40)%          (0.39)%
Portfolio Turnover Rate                                              147.01%          112.96%          105.60%
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                              0.84%            1.08%            1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets          (0.04)%          (0.40)%          (0.39)%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL MID CAP STOCK FUND

Institutional Shares                                                 Year Ended       Year Ended       Period:
                                                                     4/30/00          4/30/99          12/29/97 to

                                                                                                       4/30/98
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                $13.94           $15.96           $14.40
Income from Investment Operations
Net Investment Income (Loss)                                         0.05             0.02             -
Net Realized and Unrealized Gain (Loss) on Investments               3.73             (1.25)           1.56
Total From Investment Operations                                     3.78             (1.23)           1.56
Distributions from:
Net Investment Income                                                -                -                -
Net Realized Capital Gains                                           (0.83)           (0.79)           -
Total Distributions                                                  (0.83)           (0.79)           -
Net Asset Value - End of Period                                      $16.89           $13.94           $15.96
Total Return (1)                                                     28.00%           (7.17)%          10.83%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                            $16.5            $6.4             $1.2
Ratio of Expenses to Average Net Assets (2)*                         0.62%            0.85%            0.86%
Ratio of Investment Income (Loss) to Average Net Assets (2)*         0.51%            0.33%            0.18%
Portfolio Turnover Rate                                              142.26%          125.94%          104.73%
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                              0.71%            0.85%            0.86%
Ratio of Net Investment Income (Loss) to Average Net Assets          0.41%            0.33%            0.18%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL INTERNATIONAL FUND

Institutional Shares                                                 Year Ended       Year Ended       Period:
                                                                     4/30/00          4/30/99          12/29/97 to

                                                                                                       4/30/98
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                $11.37           $11.17           $10.11
Income from Investment Operations
Net Investment Income (Loss)                                         0.08             0.15             0.03
Net Realized and Unrealized Gain (Loss) on Investments               2.73             0.65             1.03
Total From Investment Operations                                     2.81             0.80             1.06
Distributions from:
Net Investment Income                                                (0.03)           (0.51)           -
Net Realized Capital Gains                                           -                (0.09)           -
Total Distributions                                                  (0.03)           (0.60)           -
Net Asset Value - End of Period                                      $14.15           $11.37           $11.17
Total Return (1)                                                     24.69%           7.49%            10.48%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                            $2.8             $1.9             0.5
Ratio of Expenses to Average Net Assets (2)*                         0.73%            1.09%            1.19%
Ratio of Investment Income (Loss) to Average Net Assets (2)*         0.61%            1.10%            2.38%
Portfolio Turnover Rate                                              43.59%           100.90%          19.90%
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                              0.79%            1.09%            1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets          0.55%            1.10%            2.38%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL CAPITAL GROWTH FUND

Institutional Shares                                                 Year Ended       Year Ended       Period:
                                                                     4/30/00          4/30/99          12/29/97 to

                                                                                                       4/30/98
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                $35.89           $26.97           $26.05
Income from Investment Operations
Net Investment Income (Loss)                                         0.27             0.21             0.02
Net Realized and Unrealized Gain (Loss) on Investments               3.20             6.67             3.60
Total From Investment Operations                                     3.47             6.88             3.62
Distributions from:
Net Investment Income                                                (0.21)           (0.20)           -
Net Realized Capital Gains                                           (0.43)           (0.46)           -
Total Distributions                                                  (0.64)           (0.66)           -
Net Asset Value - End of Period                                      $38.72           $35.89           $29.67
Total Return (1)                                                     9.70%            23.55%           13.90%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                            $82.8            $46.9            $3.0
Ratio of Expenses to Average Net Assets (2)*                         0.52%            0.60%            0.58%
Ratio of Investment Income (Loss) to Average Net Assets (2)*         0.73%            0.62%            0.52%
Portfolio Turnover Rate                                              7.50%            8.74%            17.96%
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                              0.54%            0.60%            0.58%
Ratio of Net Investment Income (Loss) to Average Net Assets          0.72%            0.62%            0.52%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL EQUITY INCOME FUND

Institutional Shares                                                 Year Ended       Year Ended       Period:
                                                                     4/30/00          4/30/99          12/29/97 to

                                                                                                       4/30/98
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                $14.70           $14.32           $13.14
Income from Investment Operations
Net Investment Income (Loss)                                         0.31             0.21             0.08
Net Realized and Unrealized Gain (Loss) on Investments               (0.35)           1.19             1.16
Total From Investment Operations                                     (0.04)           1.40             1.24
Distributions from:
Net Investment Income                                                (0.23)           (0.23)           (0.06)
Net Realized Capital Gains                                           -                (0.79)           -
Total Distributions                                                  (0.23)           (1.02)           (0.06)
Net Asset Value - End of Period                                      $14.43           $14.70           $14.32
Total Return (1)                                                     (0.29)%          10.62%           9.34%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                            $6.2             $13.2            $7.1
Ratio of Expenses to Average Net Assets (2)*                         0.46%            0.60%            0.68%
Ratio of Investment Income (Loss) to Average Net Assets (2)*         1.71%            1.65%            2.10%
Portfolio Turnover Rate                                              26.93%           13.35%           64.00%
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                              0.52%            0.60%            0.68%
Ratio of Net Investment Income (Loss) to Average Net Assets          1.65%            1.65%            2.10%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL LARGE COMPANY INDEX FUND

Institutional Shares                                                  Period:

                                                                      12/31/99 to
                                                                      4/30/00
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                 $10.00
Income from Investment Operations
Net Investment Income (Loss)                                          0.02
Net Realized and Unrealized Gain (Loss) on Investments                (0.07)
Total From Investment Operations                                      (0.05)
Distributions from:
Net Investment Income                                                 -
Net Realized Capital Gains                                            -
Total Distributions                                                   -
Net Asset Value - End of Period                                       $9.95
Total Return (1)                                                      (0.50)%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                             $27.6
Ratio of Expenses to Average Net Assets (2)*                          0.20%
Ratio of Investment Income (Loss) to Average Net Assets (2)*          1.21%
Portfolio Turnover Rate                                               1.57%
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                               0.93%
Ratio of Net Investment Income (Loss) to Average Net Assets           0.49%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL MID CAP INDEX FUND

Institutional Shares                                                  Period:

                                                                      12/31/99 to
                                                                      4/30/00
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                 $10.00
Income from Investment Operations
Net Investment Income (Loss)                                          0.03
Net Realized and Unrealized Gain (Loss) on Investments                0.87
Total From Investment Operations                                      0.90
Distributions from:
Net Investment Income                                                 -
Net Realized Capital Gains                                            -
Total Distributions                                                   -
Net Asset Value - End of Period                                       $10.90
Total Return (1)                                                      9.00%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                             $8.9
Ratio of Expenses to Average Net Assets (2)*                          0.20%
Ratio of Investment Income (Loss) to Average Net Assets (2)*          1.02%
Portfolio Turnover Rate                                               24.59%
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                               1.27%
Ratio of Net Investment Income (Loss) to Average Net Assets           (0.05)%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL BALANCED FUND

Institutional Shares                                                 Year Ended       Year Ended       Period:
                                                                     4/30/00          4/30/99          12/29/97 to

                                                                                                       4/30/98
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                $12.13           $10.79           $10.00
Income from Investment Operations
Net Investment Income (Loss)                                         0.39             0.23             0.04
Net Realized and Unrealized Gain (Loss) on Investments               0.25             1.35             0.78
Total From Investment Operations                                     0.64             1.58             0.82
Distributions from:
Net Investment Income                                                (0.37)           (0.23)           (0.03)
Net Realized Capital Gains                                           -                (0.01)           -
Total Distributions                                                  (0.37)           (0.24)           (0.03)
Net Asset Value - End of Period                                      $12.40           $12.13           $10.79
Total Return (1)                                                     5.33%            14.73%           8.17%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                            $3.0             $2.3             $1.1
Ratio of Expenses to Average Net Assets (2)*                         0.60%            0.88%            1.95%
Ratio of Investment Income (Loss) to Average Net Assets (2)*         3.25%            2.50%            1.73%
Portfolio Turnover Rate                                              64.58%           213.46%          11.52%
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                              0.64%            0.88%            1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets          3.20%            2.50%            1.73%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL HIGH YIELD BOND FUND

Institutional Shares                                                 Year Ended       Year Ended       Period:
                                                                     4/30/00          4/30/99          12/29/97 to

                                                                                                       4/30/98
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                $8.91            $10.31           $10.29
Income from Investment Operations
Net Investment Income (Loss)                                         0.89             0.93             0.31
Net Realized and Unrealized Gain (Loss) on Investments               (1.48)           (1.34)           0.02
Total From Investment Operations                                     (0.59)           (0.41)           0.33
Distributions from:
Net Investment Income                                                (0.89)           (0.93)           (0.31)
Net Realized Capital Gains                                           -                (0.06)           -
Total Distributions                                                  (0.89)           (0.99)           (0.31)
Net Asset Value - End of Period                                      $7.43            $8.91            $10.31
Total Return (1)                                                     (6.67)%          (3.85)%          3.28%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                            $2.0             $2.2             $0.2
Ratio of Expenses to Average Net Assets (2)*                         0.53%            0.76%            0.75%
Ratio of Investment Income (Loss) to Average Net Assets (2)*         11.00%           10.34%           9.53%
Portfolio Turnover Rate                                              53.59%           54.67%           112.37%
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                              0.62%            0.76%            0.75%
Ratio of Net Investment Income (Loss) to Average Net Assets          10.92%           10.34%           9.53%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL MUNICIPAL BOND FUND

Institutional Shares                                                 Year Ended       Year Ended       Period:
                                                                     4/30/00          4/30/99          12/29/97 to

                                                                                                       4/30/98
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                $11.47           $11.40           $11.59
Income from Investment Operations
Net Investment Income (Loss)                                         0.57             0.55             0.18
Net Realized and Unrealized Gain (Loss) on Investments               (1.01)           0.25             (0.19)
Total From Investment Operations                                     (0.44)           0.80             (0.01)
Distributions from:
Net Investment Income                                                (0.57)           (0.55)           (0.18)
Net Realized Capital Gains                                           (0.01)           (0.18)           -
Total Distributions                                                  (0.58)           (0.73)           (0.18)
Net Asset Value - End of Period                                      $10.45           $11.47           $11.40
Total Return (1)                                                     (3.78)%          7.09%            (0.09)%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                            $0.5             $0.6             $0.0
Ratio of Expenses to Average Net Assets (2)*                         0.47%            0.51%            0.60%
Ratio of Investment Income (Loss) to Average Net Assets (2)*         5.32%            4.78%            4.79%
Portfolio Turnover Rate                                              210.32%          94.56%           139.18%
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                              0.52%            0.51%            0.60%
Ratio of Net Investment Income (Loss) to Average Net Assets          5.27%            4.78%            4.79%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL BOND FUND

Institutional Shares                                                 Year Ended       Year Ended       Period:
                                                                     4/30/00          4/30/99          12/29/97 to

                                                                                                       4/30/98
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                $9.92            $9.99            $10.06
Income from Investment Operations
Net Investment Income (Loss)                                         0.62             0.57             0.20
Net Realized and Unrealized Gain (Loss) on Investments               (0.60)           (0.07)           (0.07)
Total From Investment Operations                                     0.02             0.50             0.13
Distributions from:
Net Investment Income                                                (0.62)           (0.57)           (0.20)
Net Realized Capital Gains                                           -                -                -
Total Distributions                                                  (0.62)           (0.57)           (0.20)
Net Asset Value - End of Period                                      $9.32            $9.92            $9.99
Total Return (1)                                                     0.30%            5.02%            1.24%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                            $47.9            $44.7            $29.3
Ratio of Expenses to Average Net Assets (2)*                         0.43%            0.54%            0.56%
Ratio of Investment Income (Loss) to Average Net Assets (2)*         6.55%            5.63%            6.29%
Portfolio Turnover Rate                                              163.31%          572.56           483.76%
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                              0.50%            0.54%            0.56%
Ratio of Net Investment Income (Loss) to Average Net Assets          6.47%            5.63%            6.29%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL BOND INDEX FUND

Institutional Shares                                                  Period:

                                                                      12/31/99 to
                                                                      4/30/00
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                 $10.00
Income from Investment Operations
Net Investment Income (Loss)                                          0.22
Net Realized and Unrealized Gain (Loss) on Investments                (0.05)
Total From Investment Operations                                      0.17
Distributions from:
Net Investment Income                                                 (0.22)
Net Realized Capital Gains                                            -
Total Distributions                                                   (0.22)
Net Asset Value - End of Period                                       $9.95
Total Return (1)                                                      1.68%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                             $11.1
Ratio of Expenses to Average Net Assets (2)*                          0.20%
Ratio of Investment Income (Loss) to Average Net Assets (2)*          6.85%
Portfolio Turnover Rate                                               52.37%
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                               1.04%
Ratio of Net Investment Income (Loss) to Average Net Assets           6.02%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

THE AAL MONEY MARKET FUND

Institutional Shares                                                 Year Ended       Year Ended       Period:
                                                                     4/30/00          4/30/99          12/29/97 to

                                                                                                       4/30/98
Per Share Data [in $ Dollars]
Net Asset Value - Beginning of Period                                $1.00            $1.00            $1.00
Income from Investment Operations
Net Investment Income (Loss)                                         0.05             0.05             0.02
Net Realized and Unrealized Gain (Loss) on Investments               -                -                -
Total From Investment Operations                                     0.05             0.05             0.02
Distributions from:
Net Investment Income                                                (0.05)           (0.05)           (0.02)
Net Realized Capital Gains                                           -                -                -
Total Distributions                                                  (0.05)           (0.05)           (0.02)
Net Asset Value - End of Period                                      $1.00            $1.00            $1.00
Total Return (1)                                                     5.36%            4.99%            1.67%
Supplemental Data and ratios
Net Assets at End of Period (in millions)                            $12.8            $17.9            $0.2
Ratio of Expenses to Average Net Assets (2)*                         0.31%            0.49%            0.67%
Ratio of Investment Income (Loss) to Average Net Assets (2)*         5.18%            4.76%            5.11%
Portfolio Turnover Rate                                              N/A              N/A              N/A
*  If the Fund had paid all of its expenses for Institutional shares, the ratios would be as follows:
Ratio of Expenses to Average Net Assets                              0.57%            0.72%            1.43%
Ratio of Net Investment Income (Loss) to Average Net Assets          4.92%            4.53%            4.36%
  Total return assumes reinvestment of all dividends and distributions. The aggregate, not annualized total return is shown for periods less than one year.
  For periods less than one year, both the ratio of net operating expenses to average net assets and the ratio of net investment income (loss) to average net assets are calculated on an annualized basis.

Additional Information

You will find additional information in the Statement of Additional Information and the annual and semi-annual reports to shareholders. The Funds’ Statement of Additional Information and annual and semi-annual reports are available, without charge, upon request. To request this or other information about the Funds, please call 800-553-6319 (TTY- (800) 227-8601).

Annual and Semi-Annual Reports

In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performances during their last fiscal year.

Statement of Additional Information

The Funds’ Statement of Additional Information provides more detailed information about the Funds.

You also may review and copy information about the Funds (including the Statement of Additional Information) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room call 1-800-SEC-0330. You also may obtain reports and other information about the Funds on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplication fee, by electronic request to e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission at 405 5th Street, N.W., Washington, D.C. 20549-6009.

The Funds' Investment Company Act File No. is 811-5075

[Logo]
THE AAL MUTUAL FUNDS
222 West College Ave.
Appleton, WI 54919-0007
Telephone: (800) 553-6319
www.aal.org
e-mail: aalcmc@aal.org

The AAL Mutual Funds

222 West College Avenue

Appleton, WI 54919-0007

Telephone (920) 734-7633, 800-553-6319

STATEMENT OF ADDITIONAL INFORMATION

Class A and B and Institutional Shares

Dated July 17, 2001

Fund Name                              Class A & B Shares        Institutional Shares
---------                              ------------------        --------------------
The AAL Technology Stock Fund                 X                          X
The AAL Aggressive Growth Fund                X                          X
The AAL Small Cap Stock Fund                  X                          X
The AAL Mid Cap Stock Fund                    X                          X
The AAL International Fund                    X                          X
The AAL Capital Growth Fund                   X                          X
The AAL Equity Income Fund                    X                          X
The AAL Balanced Fund                         X                          X
The AAL High Yield Bond Fund                  X                          X
The AAL Municipal Bond Fund                   X                          X
The AAL Bond Fund                             X                          X
The AAL Money Market Fund                     X                          X
The AAL Large Company Index Fund                                         X
The AAL Large Company Index Fund II           X

The AAL Mid Cap Index Fund                                               X
The AAL Mid Cap Index Fund II                 X
The AAL Small Cap Index Fund II               X
The AAL Bond Index Fund                                                  X
The AAL Small Cap Value Fund                  X                          X

This Statement of Additional Information is not a prospectus. It provides additional information on the securities offered in the prospectus. You should read this Statement of Additional Information in conjunction with The AAL Mutual Funds’ prospectuses, Class A and B shares: Equity Prospects, Fixed Income prospectus, and Index Fund Prospectus and Funds prospectus, Class I shares dated July 1, 2000, and any supplements thereto. You may obtain a prospectus at no charge by writing or telephoning your AAL Capital Management Corporation (“AAL CMC”) Registered Representative or The AAL Mutual Funds (“Funds” or “Trust”) at the above address and telephone number. The financial statements of each Fund and the independent accountant’s report thereof, are incorporated by reference into this Statement of Additional Information from the Fund’s Annual Report to Shareholders (see “Financial Statements”)

Page

FUNDS HISTORY
INVESTMENT STRATEGIES AND RISKS
MANAGEMENT OF THE FUNDS
COMPENSATION TABLE
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
INVESTMENT ADVISORY AND OTHER SERVICES
BROKERAGE ALLOCATION AND OTHER PRACTICES
CAPITAL STOCK AND OTHER SECURITIES
PURCHASE, REDEMPTION, AND PRICING OF SHARES
TAXATION OF THE FUNDS
UNDERWRITERS
CALCULATION OF PERFORMANCE DATA
FINANCIAL STATEMENTS

FUNDS HISTORY

The AAL Mutual Funds (the “Trust” or “Funds”) was organized as a Massachusetts Business Trust on March 31, 1987, and is registered as an open-end diversified management investment company under the Investment Company Act of 1940 (“1940 Act”). The Trust commenced operations on July 16, 1987, and currently consists of twenty series (each a “Fund” and collectively, the “Funds”).

On January 8, 1997, the Trust re-designated its existing shares as Class A shares and began offering Class B shares of The AAL Small, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, and Money Market Funds. The AAL Balanced Fund commenced operations on December 29, 1997, with both Class A and Class B shares. Class A shares are subject to a maximum 4.00% sales charge of the offering price and a 0.25% annual 12b-1 and service fee. Class B shares are offered at net asset value and a 1.00% annual 12b-1and service fee. In addition, Class B shares have a contingent deferred sales charge of 5%, declining 1% each year upon redemption during the first five years. The AAL Balanced Fund added Class B shares on its inception date of December 29, 1997.

On December 29, 1997, the Trust began issuing a third class of Fund shares (Institutional) of The AAL Small Cap, Mid Cap, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Municipal Bond, Bond, and Money Market Funds.

On December 31, 1999, the Trust began offering Institutional shares of three additional series: The AAL Large Company Index Fund, The AAL Mid Cap Index Fund, and The AAL Bond Index Fund. On July 1, 2000, the Trust began offering Institutional shares of two more series; The AAL Technology Stock Fund and The AAL Aggressive Growth Fund. The Institutional shares are offered at net asset value and have no annual 12b-1 fees or charges.

On December 31, 1999 the Trust added three series to its existing Funds. The new series, which offer only Institutional shares, include The AAL Large Company Index Fund, The AAL Mid Cap Index Fund, and The AAL Bond Index Fund.

On July 1, 2000, the Trust began offering Institutional shares of two more series; The AAL Technology Stock Fund and The AAL Aggressive Growth Fund. The Institutional shares are offered at net asset value and have no annual 12b-1 fees or charges.

On July 17, 2001, the Trust begins offering an additional series: The AAL Small Cap Value Fund. This Fund will be offered as class A, B and I shares.

Each class of shares has identical rights and privileges except with respect to voting matters affecting a single class of shares and the exchange privilege of each class of shares.

Organization and Description of Shares

The AAL Mutual Funds or Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940. Each of the Funds is a separate series of a Massachusetts Business Trust organized under a Declaration of Trust dated March 13, 1987. The Declaration of Trust provides that each shareholder shall be deemed to have agreed to be bound by its terms. A vote of shareholders or the Board of Trustees may amend the Declaration of Trust. The Trust may issue an unlimited number of shares in one or more series as the Board of Trustees may authorize. Currently, the Board has authorized twenty series. The Equity and Balanced and Fixed-Income prospectuses describe Class A and Class B. Institutional class shares for sixteen series of the Trust are described in a separate prospectus.

Each Fund’s classes of shares represent interests in the assets of the Fund and have identical dividend, liquidation and other rights. The separate share classes have the same terms and conditions, except each Class A and Class B share bears its separate distribution and shareholder servicing expenses. At the Trustees’ discretion, each class may pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if each class incurs the expenses in different amounts, or if a class receives services of a different kind or to a different degree than the other class. The Funds allocate all other expenses to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Class A and B shares and Institutional shares have identical voting rights except that each class has exclusive voting rights on any matter submitted to shareholders relating solely to the class. In addition, Class A and Class B shares and Institutional shares have separate voting rights on any matter submitted to shareholders where the interests of one class differ from the interests of the other class. Class A and Class B shares have exclusive voting rights on matters involving the 12b-1 Distribution Plan as applied to that class. Matters submitted to shareholder vote must be approved by each Fund separately except:

  when required otherwise by the 1940 Act; or
  when the Trustees determine that the matter does not affect all Funds: then, only the shareholders of the affected Funds may vote.

Shares are freely transferable, entitled to dividends declared by the Trustees, and receive the assets of their respective Fund in the event of liquidation. The Trust generally holds annual shareholder meetings only when required by law or at the written request of shareholders owning at least 10% of the Trust’s outstanding shares. Shareholders may remove Trustees from office by votes cast in person or by proxy at a shareholder meeting.

At the request of shareholders holding 10% or more of the outstanding shares of the Fund, the Fund will hold a special meeting for the purpose of considering the removal of a trustee(s) from office, and the Fund will cooperate with and assist shareholders of record who notify the Fund that they wish to communicate with other shareholders for the purpose of obtaining signatures to request such a meeting, all pursuant to and in accordance with Section 16(c) of the 1940 Act, as amended.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder, Trustee and/or officer liability for acts on behalf of the Trust or for Trust obligations that are binding only on the assets and property of the Trust. The Funds include this disclaimer in each agreement, obligation, or contract entered into or executed by the Trust or the Board. The Declaration of Trust provides for indemnification out of the Trust’s assets for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is remote because it is limited to circumstances where the Trust itself is unable to meets its obligations.

INVESTMENT STRATEGIES AND RISKS

Each of the Funds is an open-end diversified management investment company. The following information supplements our discussion of the Funds’ investment objectives, policies and strategies described in the prospectus. In pursuing the Funds’ objectives, we invest as described below and employ the investment techniques described in the prospectus and elsewhere in this Statement of Additional Information.

Investment Objectives

Except for The AAL Balanced and High Yield Bond Funds, each Fund’s investment objective is a fundamental policy. As such, only a vote of a “majority of outstanding voting securities” can change a Fund’s investment objective. A majority means the approval of the lesser of: (1) 67% or more of the voting securities at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.

Investment Restrictions

In addition to those policies noted in the prospectus, each Fund must follow certain investment restrictions. We operate under the following investment restrictions. For any Fund, we may not:

(1)	invest more than 5% of its net assets (or 5% of The AAL Small Cap Stock, International, Balanced or High Yield Bond Funds’ total assets), taken at the value at the time of each investment, in the securities (including repurchase agreements) of any one issuer (for this purpose, the issuer(s) of a debt security being deemed to be only the entity or entities whose assets or revenues are subject to the principal and interest obligations of the security), except that up to 25% of a Fund’s net assets (or 25% of The AAL Small Cap Stock, International, Balanced or High Yield Bond Funds’ total assets) may be invested without regard to this limitation and provided that such restrictions shall not apply to obligations issued or guaranteed by the U.S. government or any agency or instrumentality thereof;

(2)	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but we may make margin deposits in connection with transactions in options, futures and options on futures for a Fund;

(3)	make short sales of securities or maintain a short position, or write, purchase, or sell puts, calls, straddles, spreads, or combinations thereof, except for the described transactions in options, futures, options on futures and short sales against the box;

(4)	make loans to other persons, except that we reserve freedom of action, consistent with a Fund’s other investment policies and restrictions and as described in the prospectus and this Statement of Additional Information, to: (a) invest in debt obligations, including those that are either publicly offered or of a type customarily purchased by institutional investors, even though the purchase of such debt obligations may be deemed the making of loans; (b) enter into repurchase agreements; and (c) lend portfolio securities, provided we may not loan securities for a Fund if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

(5)	issue senior securities or borrow, except that we may borrow for a Fund in amounts not in excess of 10% of its net assets, taken at current value, and then only from banks as a temporary measure for extraordinary or emergency purposes (we will not borrow money for the Funds to increase income, but only to meet redemption requests that otherwise might require untimely dispositions of portfolio securities; interest paid on any such borrowing will reduce a Fund’s net income);

(6)	mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by a Fund except as may be necessary in connection with and subject to the limits in restriction (5);

(7)	underwrite any issue of securities, except to the extent that we purchase securities directly from an issuer thereof, in accord with a Fund’s investment objectives and policies which may be deemed to be underwriting or to the extent that in connection with the disposition of portfolio securities we may be deemed an underwriter for the Fund under federal securities laws;

(8)	purchase or sell real estate, or real estate limited partnership interests provided that we may invest in securities for a Fund secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

(9)	purchase or sell commodities or commodity contracts, except that we may purchase or sell futures and options thereon for hedging purposes and to enhance returns for a Fund as described in this Statement of Additional Information;

(10)	invest 25% or more of a Fund’s net assets (or 25% or more of The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Value, International, Balanced or High Yield Bond Funds’ total assets), taken at current value at the time of each investment, in securities of non-governmental issuers whose principal business activities are in the same industry, except the U.S. government or any agency or instrumentality thereof;

(11)	invest in oil, gas or mineral related programs or leases except as may be included in the definition of public utilities, although we may invest in securities of enterprises engaged in oil, gas or mineral exploration for a Fund;

(12)	invest in repurchase agreements maturing in more than seven days or in other securities that are illiquid due to legal or contractual restrictions on resale if, as a result thereof, more than 10% of a Fund’s net assets (15% for The AAL Aggressive Growth Fund), taken at current value at the time of such investment, would be invested in such securities;

(13)	except for The AAL Technology Stock, Aggressive Growth and High Yield Bond Fund, invest in any security, if as a result, a Fund would have more than 5% of its net assets invested in securities of companies which, together with any predecessors, have been in continuous operation for less than three years;

(14)	purchase securities of other investment companies, if the purchase would cause more than 10% of the value of a Fund’s net assets (or 10% of the value of The AAL Technology Stock, Aggressive Growth, Small Cap Stock, International, Balanced or High Yield Bond Funds’ total assets), to be invested in investment company securities provided that: (a) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by a Fund or more than 5% of the value of a Fund’s net assets (or 5% of the value of The AAL Small Cap Stock, International, Balanced or High Yield Bond Funds’ total assets) would be invested in such company; and (b) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation acquisition or reorganization; or

(15)	purchase more than 10% of the outstanding voting securities of an issuer or invest for the purpose of exercising control or management.

Each of the above restrictions (1) through (15), as well as each Fund’s investment objective, except for The AAL Aggressive Growth, Balanced and High Yield Bond Funds, is a fundamental policy.

Investment Techniques

We may use the following techniques described in the prospectus and Statement of Additional Information in pursuing the Funds' investment objectives.

Temporary Defensive Positions

Except for the Index Funds, we have a temporary defensive position policy that allows us to invest up to 100% of a Fund’s total assets in cash and short-term money market obligations, including tax-exempt money market funds and investment grade fixed-income securities when significant adverse market, economic, political or other circumstances require immediate action to avoid losses. Primarily, we may purchase the following types of securities for temporary defensive purposes:

  securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
  commercial paper rated at the time of purchase in the highest rating category by NRSRO’s; and
  bank obligations, including repurchase agreements, of banks having total assets in excess of $1 billion.

For temporary defensive purposes we may invest up to 100% of The AAL International Fund’s total assets in U.S. securities or in securities primarily traded in one or more foreign countries, or in debt securities to a greater extent than 20%. The AAL Index Funds do not engage in defensive strategies.

Temporary defensive positions are generally inconsistent with the Funds' investment objectives and may temporarily cause a Fund not to achieve its objectives.

Lending Portfolio Securities

Subject to the fundamental investment restriction (4) listed under “Investment Restrictions,” we may lend a Fund’s portfolio securities to broker-dealers and financial institutions, such as banks and trust companies. As the adviser, we will monitor the creditworthiness of any firm with which a Fund engages in securities lending transactions. We would continuously secure the loan by collateral in cash or cash equivalents maintained (on a current basis) in an amount equal to or greater than the market value of the securities loaned. We would continue to receive the equivalent of the interest or dividends paid by the issuer to the Fund on the securities loaned. We would also receive any additional returns, such as a fixed fee or a percentage of the collateral. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. Generally, we would not have the right to vote the Fund’s loaned securities during the existence of the loan. However, we would call the loan to permit voting if, in our judgment, a material event requiring a shareholder vote would otherwise occur before the repayment date.

In the event of the borrower’s default or bankruptcy, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and any losses sustained by the Fund. For example, during the period when we would seek to enforce the Fund’s rights to the loaned securities, the collateral’s value could decline. We might receive subnormal levels of income or no income from the loaned securities. We also would incur the expense of enforcing the Fund’s rights to the loaned securities.

Repurchase Agreements and Borrowing

Except for the Index Funds, we may earn income on available cash or for temporary defensive purposes, we may invest in repurchase agreements for the Funds. We must hold an amount of cash or government securities at least equal to the market value of the securities held pursuant to the agreement. In the event of a bankruptcy or other default of a seller of a repurchase agreement, we may experience delays and expenses in liquidating the securities, declines in the securities’ value and loss of interest for a Fund. We maintain procedures for evaluating and monitoring the creditworthiness of firms with which we enter into repurchase agreements for the Funds. We may not invest more than 10% of a Fund’s net assets in repurchase agreements maturing in more than seven days. Under the 1940 Act, repurchase agreements are considered loans by the Fund. A reverse repurchase agreement would be considered a collateralized borrowing by the Fund.

We may borrow money, but only from banks and only for temporary or emergency purposes. We may not borrow more than 10% of a Fund’s net assets and we must repay any amount we borrow for a Fund before we can buy additional securities.

When-Issued and Delayed Delivery Securities

We may purchase securities on a when-issued or delayed-delivery basis for a Fund, as described in the prospectus. We only purchase on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, including when-issued securities with long-term issue dates of a year or more. However, we may sell such securities before the settlement date if we deem it advisable for investment reasons.

At the time of purchase we identify liquid assets having a value at least as great as the purchase price. We have the custodian hold these securities identified throughout the period of the obligation. Purchasing on a when-issued or delayed basis as we have described may increase the Fund’s net asset value fluctuation or volatility.

Illiquid and Restricted Securities

Except for The AAL Money Market Fund, we may hold up to 15% of a Fund’s net assets in illiquid securities. We may hold up to 10% of The AAL Money Market Fund’s net assets in restricted and other illiquid securities. Illiquid securities are securities we believe cannot be sold within seven days in the normal course of business at approximately the amount at which we have valued or priced the securities for a Fund, including securities we acquired in private placements that have restrictions on their resale (“restricted securities”). We deem time deposits and repurchase agreements maturing in more than seven days illiquid. Because an active market may not exist for illiquid securities, we may experience delays and additional cost when trying to sell illiquid securities. For more information on restricted and other illiquid securities regarding The AAL Money Market Fund, please refer to the Statement of Additional Information, “Privately Issued Securities: The AAL Money Market Fund.” The Board of Trustees has established procedures for determining the liquidity of Fund securities and has delegated the day-to-day liquidity determinations to the Adviser.

Subject to the limitations for illiquid investments stated above, we may purchase liquid restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 (the “33 Act”), without regard to the 15% or 10% limitation. Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities not registered under the 33 Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for 144A securities and the ability to liquidate these investments to satisfy redemption orders. However, an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Fund could adversely affect their marketability, causing us to sell the securities at unfavorable prices.

Investment Grade and Medium Grade Bond Investments

We may purchase investment grade bonds for The AAL Aggressive Growth, International, Equity Income, Balanced, High Yield Bond, Municipal Bond and Bond Funds. A debt or other fixed-income security is considered investment grade if it is rated investment grade by a NRSRO, such as BBB or better by Duff and Phelps Credit Rating Co. (“D&P”) and Standard & Poor’s (“S&P”) or Baa or better by Moody’s. Securities rated in the fourth highest category, such as BBB by D&P or S&P or Baa by Moody’s, are considered medium grade bonds and have more sensitivity to economic changes and speculative characteristics

Rated Securities

If a NRSRO reduces or eliminates its rating of a Fund security, we do not have to sell the security. However, in consultation with the Funds’ Board of Trustees, we consider such fact in determining whether we should continue to hold the security for the Fund. For The AAL Money Market Fund, we sell downgraded commercial paper to the extent required to comply with Rule 2a-7 under the 1940 Act.

At times a NRSRO changes its ratings for debt securities as a result of changes at the rating organization or in its rating system. When this happens, we attempt to use comparable NRSRO ratings in reassessing investments for a Fund in accord with its investment policies.

Bond Ratings

Moody's Rating Scale Definitions

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present that make long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered medium-grade obligations (i.e. they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over a long period of time may be small.

Caa: Bonds that are rated Caa have poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rate C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Rating Scale Definitions

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degrees.

A: Debt rated “A” has strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated “BBB” has an adequate capacity to pay interest and repay principal. Whereas, it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CC, C , C: Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB: Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The “BBB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB-” rating.

B: Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions likely will impair capacity or willingness to pay interest and repay principal. The “B” rating is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-" rating.

CCC: Debt rated “CCC” has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B-” rating.

CC: The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C: The rating “C” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC-” debt rating. The “C” rating may be used to cover a situation in which a bankruptcy petition has been filed, but debt service payments are continued.

CI: The rating "CI" is reserved for income bonds on which no interest is paid.

D: Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate the particular type of obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major category.

Commercial Paper Ratings

Moody's Commercial Paper Ratings

Moody's commercial paper ratings are opinions of the ability to repay punctually promissory obligations. Moody's employs the following three category designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

PRIME 1: Highest quality;

PRIME 2: Higher quality; and

PRIME 3: High quality.

S&P Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.

A: Issues assigned the highest rating category, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers “1", “2” and “3” to indicate the relative degree of safety.

A-1: The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A “+” designation is applied to those issues rated “A-1” that possess extremely strong safety characteristics.

A-2: Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying the designation A-3 have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

Other Ratings

Moody's Municipal Note Ratings

MIG 1: This designation category denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation category denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3: This designation category denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's Ratings of the Demand Features On Variable Rate Demand Securities

Moody’s may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

S&P Note Ratings

SP-1: Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2: Notes rated SP-2 have satisfactory capacity to pay principal and interest. Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment: (1) the amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note); (2) and the source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

S&P Ratings of the Demand Features on Variable Rate Demand Securities

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are usually used to denote the put (demand) options (i.e., AAA/A-1+). Normally demand notes receive note-rating symbols combined with commercial paper symbols (i.e., SP-1+/A-1+).

Convertible Bonds

Except for The AAL Money Market Funds, we may invest in convertible bonds, subject to any restrictions on the quality of bonds in which a Fund may invest. We also may retain any stocks received upon conversion that do not fall within the Fund’s investment parameters to: (1) permit orderly disposition; (2) establish a long-term holding basis for Federal income tax purposes; or (3) seek capital growth.

Convertible bonds are often rated below investment grade or not rated because they fall below debt obligations and just above equities in order of preference or priority on the issuer’s balance sheet. Hence, any Convertible bonds rated below investment grade are referred to as junk bonds. Any issuer with investment grade senior debt may issue convertible securities with ratings less than investment grade debt.

Mortgage-Backed Securities

For The AAL Aggressive Growth, Balanced, High Yield Bond and Bond Funds, we may invest in mortgage-backed securities with amortizing payments consisting of both interest and principal and prepayment privileges (the ability to prepay the principal or a portion thereof without penalty). Mortgaged-backed securities represent interest in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Various government, government-related and private organizations combine these mortgages for sale to investors (i.e., the Government National Mortgage Association (“GNMA”) guarantees and issues mortgage-backed securities). Mortgage-backed securities generally provide for a “pass through” of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities. The yield on these securities applies only to the unpaid principal balance. We reinvest the periodic payments of principal and interest and prepayments, if any, in securities at the prevailing market interest rates. The prevailing rates may be higher or lower than the rate on the original investment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities tend to accelerate. Accordingly, any prepayments on mortgage-backed securities that we hold for a Fund reduce our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields for the Fund. If we buy any mortgage-backed securities for a Fund at a premium, the Fund receives prepayments, if any, at par or stated value, which lowers the return on the Fund.

High Yield Bond Market

We may invest in high risk, high yield bonds for The AAL Aggressive Growth, International, Equity Income and High Yield Bond Funds. We normally invest at least 65% of The AAL High Yield Bond Fund’s total assets in such securities. As stated in the prospectus, investing in high yield bonds involves market risk. The market for high yield bonds has existed for many years and has weathered downturns. In particular during the late 1980s and early 1990s, the high yield market experienced a significant downturn. Many corporations had dramatically increased their use of high yield bonds to fund highly leveraged acquisitions and restructuring. As a result, from 1989 to 1991, the percentage of lower-quality securities that defaulted rose significantly above previous default levels. After this period, default rates decreased.

We may invest in lower-rated asset and mortgage-backed securities for The AAL High Yield Bond Fund. These securities include interests in pools of lower-rated bonds, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (the separate income or principal components). Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the parties involved may significantly affect the value of these bonds. Some of these securities may have structures that makes their reaction to interest rates and other factors difficult to predict, causing high volatility in their market value. These bonds also carry prepayment risk. During periods of declining interest rates, prepayment of the loans and mortgages underlying these securities tends to accelerate. Investors tend to refinance their mortgages (pay the old mortgage off with a new mortgage at a lower rate) to lower payments. Accordingly, any prepayment on the existing securities we hold for the Fund reduces our ability to maintain positions in high-yielding, mortgage-backed securities and reinvest the principal at comparable yields.

Certain high yield bonds carry particular market risks. Zero coupon, deferred interest and payment-in-kind (“PIK”) bonds issued at deep discounts may experience greater volatility in market value. Asset and mortgage-backed securities, including CMOs, in addition to greater volatility, may carry prepayment risks.

Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities

For The AAL Aggressive Growth, Balanced, High Yield Bond and Bond Funds, we may invest in mortgage-backed securities, including CMOs and multi-class pass-through securities. CMOs and multi-class pass-through securities are debt instruments issued by special purpose entities secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on the underlying collateral provide the money to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as “derivatives.”

A CMO contains a series of bonds or certificates issued in multiple classes. Each CMO class (referred to as “tranche”) has a specified coupon rate and stated maturity or final distribution date. When people start prepaying the principal on the collateral underlying a CMO (such as mortgages underlying a CMO), some classes may retire substantially earlier than the stated maturity or final distribution dates. The issuer structures a CMO to pay or accrue interest on all classes on a monthly, quarterly or semi-annual basis. The issuer may allocate the principal and interest on the underlying mortgages among the classes in many ways. In a common structure, the issuer applies the principal payments on the underlying mortgages to the classes according to scheduled cash flow priorities.

There are many classes of CMOs. Interest only classes (“IOs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities (“mortgage assets”). Principal only classes (“POs”) entitle the class shareholders to receive distributions consisting solely or primarily of all or a portion of the underlying pool of mortgage assets. In addition, there are “inverse floaters,” which have coupon rates that move in the reverse direction to an applicable index, and accrual (or “Z”) bonds (described below).

At any one time, we may not invest more than 7.5% of a Fund's net assets in IOs, POs, inverse floaters or accrual bonds individually or more than 15% in all such obligations combined.

Inverse floating CMO classes are typically more volatile than fixed or adjustable rate CMO classes. We would only invest in inverse floating CMOs to protect against a reduction in the income earned on investments due to a predicted decline in interest rates. In the event interest rates increased, we would lose money on investments in inverse floating CMO classes. An interest rate increase would cause the coupon rate on an inverse CMO class to decrease.

Cash flow and yields on IO and PO classes are extremely sensitive to principal payment rates (including prepayments) on the underlying mortgage loans or mortgage-backed securities. For example, rapid or slow principal payment rates may adversely affect the yield to maturity of IO or PO bonds, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the holder of an IO bond may incur substantial losses in value due to the lost interest stream even if the IO bond has a AAA rating. If the underlying mortgage assets experience slower than anticipated prepayments of principal, the PO bond will incur substantial losses in value due to lost prepayments. Rapid or slow principal payment rates may cause IO and PO bond holders to incur substantially more losses in market value than if they had invested in traditional mortgage-backed securities. On the other hand, if interest rates rise, the value of an IO might increase and partially offset other bond value declines in a Fund’s portfolio. If interest rates fall, the value of a PO might increase offsetting lower reinvestment rates in a Fund’s portfolio.

An accrual or Z bondholder does not receive cash payments until one or more of the other classes have received their full payments on the mortgage loans underlying the CMO. During the period when the Z bondholders do not receive cash payments, interest accrues on the Z class at a stated rate. The accrued interest is added to the amount of principal due to the Z class. After the other classes have received their payments in full, the Z class begins receiving cash payments until it receives its full amount of principal (including the accrued interest added to the principal amount) and interest at the stated rate. Generally, the date when cash payments begin on the Z class depends on the prepayment rate of the mortgage loans underlying the CMO. A faster prepayment rate results in an earlier commencement of cash payments on the Z class. Like a zero coupon bond, during its accrual period the Z class has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining interest rates. Like a zero coupon bond, the market value of a Z class bond fluctuates more widely with changes in interest rates than would the market value of a bond from a class that pays interest currently. Changing interest rates influence prepayment rates. As noted above, such changes in prepayment rates affect the date at which cash payments begin on a Z tranche, which in turn influences its market value.

Structured Securities

We may invest in structured notes and/or preferred stocks for The AAL Aggressive Growth, International and High Yield Bond Funds. The issuer of a structured security links the security’s coupon, dividend or redemption amount at maturity to some sort of financial indicator. Such financial indicators can include currencies, interest rates, commodities and indices. The coupon, dividend and/or redemption amount at maturity may increase or decrease depending on the value of the linked or underlying instrument.

Investments in structured securities involve certain risks. In addition to the normal credit and interest rate risks inherent with a debt security, the redemption amount may increase or decrease as a result of price changes in the underlying instrument. Depending on how the issuer links the coupon and/or dividend to the underlying instrument, the amount of the dividend may be reduced to zero. Any further declines in the value of the underlying instrument may then reduce the redemption amount at maturity. Structured securities may have more volatility than the price of the underlying instrument.

Variable Rate Demand Notes

We may purchase variable rate master demand notes for The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Value, Mid Cap Stock, International, Capital Growth, Equity Income, Balanced, High Yield Bond, Bond and Money Market Funds. Variable rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The extent to which we can purchase these securities for The AAL Money Market Fund is subject to Rule 2a-7 under the Investment Company Act of 1940. These notes normally do not trade and there is no secondary market for the notes. However, we may demand payment of the principal for a Fund at any time. We limit our purchases of variable rate master demand notes for The AAL Money Market Fund to those: (1) rated in one of the two highest rating categories by a NRSRO; or (2) that have been issued by an issuer that has received a rating from the requisite NRSRO in the top two categories with respect to a class of short-term debt obligations that is comparable in priority and security with the instrument. If an issuer of a variable rate master demand note defaulted on its payment obligation, we might not be able to dispose of the note for a Fund due to the absence of a secondary market. We might suffer a loss to the extent of the default for the Fund. We only invest in variable rate master demand notes when we deem them to involve minimal credit risk.

Standard & Poor's Depositary Receipts ("SPDRs")

The Funds may invest in Standard & Poor’s Depositary Receipts, commonly referred to as SPDRs, subject to the investment restrictions concerning investment in other mutual funds. A SPDR is a unit investment trust. In accordance with its Declaration of Trust, a SPDR is a pooled investment designed to closely track the price and yield performance of a specific index or group of securities; such as the S&P 500 Index, the S&P MidCap 400 Index, the Nasdaq 100 or the S&P SmallCap 600 Index. Each SPDR trust portfolio holds corresponding shares in all the securities of a particular index. Each SPDR share represents an undivided ownership interest in that SPDR’s trust portfolio. SPDR shares trade on a secondary market, the American Stock Exchange (AMEX). The Funds waive the underlying unit investment trust’s advisory fees, so there is no duplication of fees. Any asset-based fee charged by the sponsor of the SPDR is reimbursed by the Adviser so there is no additional cost to the Funds.

Portfolio Turnover Rates

We expect The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Value, Mid Cap Stock, High Yield Bond, Municipal Bond and Bond Funds to have portfolio turnover greater than 100%, and the other Funds to have a portfolio turnover of less than 100%. Portfolio turnover rates over 100% are considered high. A portfolio turnover over 100% is considered a high portfolio turnover rate. We do not calculate a portfolio turnover rate for The AAL Money Market Fund because of the short maturities of its investments. Due to the high volume of buying and selling activity in a portfolio with turnover in excess of 100%, we may pay more commissions for these Funds. We also may realize more taxable gains and losses than in portfolios with fewer turnovers. Increased expenses and tax consequences of these trading practices may lower returns for shareholders. We may trade for a Fund at a portfolio rate significantly exceeding 100% (i.e., 600% or more for The AAL Bond Fund and 300% or more for The AAL Balanced Fund), when we believe the benefits of short-term investments outweigh any increase in transactions costs or capital gains.

For the fiscal year ended April 30, 2000, The AAL Small Cap Stock Fund and The AAL Mid Cap Stock Fund had portfolio turnover rates of 147.01% and 142.26%, respectively. The rates reflected our growth investment styles for the Funds. These Funds also purchased stocks in initial public offerings and sold them shortly thereafter. Stock prices in initial public offerings tend to appreciate or decline significantly after the offering and then level off in price. The rates also reflect the volatility of small and mid cap stock prices.

The portfolio turnover rates for The AAL Municipal Bond and Bond Funds were 210.32% and 163.31%, respectively. The rate for The AAL Bond Fund reflects our active selection of the individual bonds that we believe provide the best income within the Fund’s investment parameters at any one time. The AAL Bond Fund may have a portfolio turnover rate for the next fiscal year in excess of 300%, and as high as 600% or more. Our turnover rate for The AAL Municipal Bond Fund also reflects our active selection of the individual bonds that we believe provide the best income and chance for capital appreciation and, thus, preservation, at any one time. We try to exploit pricing inefficiencies we believe exist in the municipal securities market.

The portfolio turnover rate for The AAL High Yield Bond Fund was 53.59%. In seeking to achieve its investment objectives, we buy or sell portfolio securities whenever the portfolio manager believes it appropriate. Generally, the length of time we have owned the security in the Fund does not influence the portfolio manager’s decision on when we will trade the security. From time to time, we will buy securities intending to seek short-term trading profits. As a result, The AAL High Yield Bond Fund’s portfolio turnover rate may be higher than that of other mutual funds in this category. The turnover rate is not a limiting factor when considering a change in the Funds’ portfolio.

Options and Futures

The Fund intend to comply with guidelines for eligibility for exclusion from the definition of the term “commodity pool operator” adopted by the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association, which regulate futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund’s net assets, after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

The following sections pertain to options and futures. Except for The AAL Money Market Fund, we may engage in options, futures and options on futures transactions for the Funds. We may engage in options and futures transactions for bona fide hedging and to a limited extent to enhance returns. We do not use options, futures and other derivatives for speculative purposes. When entering into these transactions, we follow the SEC and the CFTC requirements and set aside liquid assets in a separate account to secure a Fund’s potential obligations under such contracts. We cannot sell securities held in a segregated account while the futures or options strategy is outstanding, unless we replace such assets with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund’s assets could impede portfolio management or our ability to meet redemption requests or other obligations for a Fund.

We may try to enhance returns or hedge against a decline in the value of a Fund’s securities by writing (selling) and purchasing options and futures contracts. For example, during a neutral or declining market, we may gain additional income by writing options and receiving premiums for a Fund. When we write (sell) covered call options for a Fund, we forgo the opportunity to profit from increases in the market value of the underlying securities above the sum of the options’ premium and the exercise price. On the other hand, we reduce the amount of any decline in the value of the underlying securities to the extent of the premium we receive from writing the call for a Fund. During a rising market, we may gain incremental income by purchasing call options and futures contracts for a Fund.

We also may use options and futures to hedge against an anticipated price increase in a security we plan to buy for a Fund.

If new types of options and futures contracts become available, we may use them for the Funds. Prior to their use, however, we must obtain a determination from the Funds’ Board of Trustees that their use would be consistent with the Funds’ investment objectives and policies.

Options on Securities and Indexes

An option contract on a security (or index) gives the holder, in return for a premium, the right to buy from (call) or sell to (put) the option writer of the underlying security (or cash value of the underlying index) at a specified exercise price at any time during the option term.

Upon exercise of a call option, the writer (seller) has the obligation to deliver the underlying security to the holder; provided the holder pays the exercise price. Upon exercise of a put option, the writer has the obligation to pay the holder the exercise price upon delivery of the underlying security.

Upon the exercise of an index option, the writer must pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is a statistical composite that measures changes in the economy or financial market, usually reflecting specified facets of a particular securities market, a specific group of financial instruments, securities or economic indicators.).

Options and futures exist on debt, equity, indexes and other securities or instruments. They may take the form of standardized contracts traded on national securities exchanges, boards of trade or similar entities. They also may trade in the over-the-counter market. Some debt instruments, such as bonds, trade with cash put options, which generally allow the holder to sell the security back to the issuer at a specified price for a specified amount of time.

When we write options, we may only write "covered" calls or puts for a Fund.

A call option for a Fund is covered if we hold the security underlying the call for the Fund. Also a call option for a Fund is covered if we have an absolute and immediate right to acquire the security for the Fund without additional cash consideration upon conversion or exchange of other securities held in the portfolio. If additional cash consideration is required, we hold cash or cash equivalents in such an amount in a segregated account with the Fund’s custodian. An index call option is covered if we hold cash or cash equivalents with the Fund’s custodian equal to the contract value. A written call option is covered if we hold a call option on the same security or index under two conditions. The first condition is where the exercise price of the call purchased is equal to or less than the exercise price of the call written. The second condition is where the exercise price of the call purchased is greater than the exercise price of the call written; provided that we maintain the difference with the Fund’s custodian in cash or cash equivalents in a segregated account.

A put option on a security or an index is covered if we maintain cash or cash equivalents equal to the exercise price in a segregated account with the Fund’s custodian. A put option is covered if we hold a put on the same security or index as the put written under two conditions. The first condition is where the exercise price of the put is equal to or greater than the exercise price of the put written. The second condition is where the exercise price of the put is less than the exercise price of the put written; provided we maintain cash or cash equivalents with the Fund’s custodian in a segregated account.

Prior to the expiration or exercise of an option, we may close the option out by entering into an offsetting transaction. We would affect an offsetting transaction for a Fund by purchasing or selling an option of the same series (type, exchange, underlying security or index, exercise price and expiration). Due to market factors, we may not be able to affect a closing purchase or sale at the time we would like to for a Fund.

We realize a capital gain from a closing purchase transaction if the premium for purchasing the closing option is less than the premium received from writing the option. If the premium for purchasing the closing option is more, we realize a capital loss for the Fund. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, we realize a capital gain for the Fund. If the premium is less, we realize a capital loss for the Fund.

If an option we write for a Fund expires unexercised, we realize a capital gain equal to the premium received. If an option we purchased for a Fund expires unexercised, we realize a capital loss equal to the premium we paid for the option.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

We record a premium paid for an option purchased by us for a Fund as an asset. We record the premium received for an option written by us for a Fund as a deferred liability. We mark-to-market the value of an option purchased or written on a daily basis at the closing price on the exchange on which it traded. If the option was not traded on an exchange or a closing price was not available, we would value the option at the mean between the last bid and asked prices.

Risks Associated with Options on Securities and Indexes

Options transactions have risks. A decision as to whether, when and how we use options involves the exercise of skill and judgment. For example, significant differences could exist between the market for the underlying security (or index) and the market for the overlying options. These differences, such as differences in the way the underlying securities are trading and the way the options on the securities are trading, could result in an imperfect correlation between the markets. As a result, we might not be able to achieve our objectives in an options transaction for the Fund. Market behavior and unexpected events may hinder otherwise well-conceived options transactions we have entered into for a Fund.

We cannot assure you that a liquid market will exist when we seek to close out an option position for a Fund. If we could not close out an option we had purchased for a Fund, we would have to exercise the option to realize any profit or let the option expire worthless. If we could not close out a covered call option that we had written for a Fund, we could not sell the underlying security unless the option had expired not exercised.

When we write a covered call option for a Fund, we forgo the opportunity to profit from increases in the covering security’s market value above the sum of the premium and the call’s exercise price.

If the exchange (or Board of Trade) suspends trading in an option we purchased for a Fund, we cannot enter into a closing transaction during the suspension. If the exchange imposes restrictions on the option’s exercise, we might not be able to exercise an option we have purchased for a Fund. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to a Fund. Such losses may be mitigated by changes in the value of a Fund’s portfolio securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts

In addition to foreign currency futures contracts, which we discuss below, we may enter into interest rate and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement by which two parties agree to take or make delivery of an amount of cash equal to the difference between the closing value of the index on the contract’s last trading day and the original price entered into for the contract. Although the index’s value may reflect the value of certain underlying securities, the party responsible for delivery delivers cash (not the underlying securities).

A public market exists in futures contracts covering a number of indexes as well as other financial instruments. Such instruments include: U.S. Treasury bonds; U.S. Treasury notes; GNMA certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. Boards of trade and other issuers may develop and trade other futures contracts. As with options, if new types of futures contracts become available, we may use them for the Funds. Prior to their use, however, we must obtain a determination from the Funds’ Board of Trustees that their use would be consistent with the Fund’s investment objectives and policies.

We may purchase and write call and put futures options for a Fund. Our ability to write call and put futures, however, depends on whether the Commodity Futures Trading Commission grants certain regulatory relief (such as an exemption from being considered a commodities pool operator).

Options on futures possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

As long as regulatory authorities require, we limit our use of futures and options on futures to hedging transactions and to a limited extent to enhance returns. We might use futures contracts to hedge against anticipated interest rate changes we believe might adversely affect either the value of a Fund’s securities or the price of securities we intend to purchase for a Fund. Our hedging strategy may include sales of futures contracts to offset the effect of expected interest rate increases. It also may include purchases of futures contracts to offset the effect of expected interest rate declines. Although we could use other techniques to reduce a Fund’s exposure to interest rate fluctuations, we may be able to hedge a Fund’s exposure more effectively and perhaps at a lower cost by using futures and options on futures.

The success of any hedging technique depends on our ability to correctly predict changes in the level and direction of interest rates and other factors. Should our predictions prove incorrect, the Fund’s return might be lower than it would have been had we not tried the hedging strategy. However, in the absence of the ability to hedge, we might have to take portfolio actions in anticipation of the same market movements with similar investment results at potentially greater transaction costs.

We only enter into standardized futures or options on futures contracts that trade on U.S. exchanges, boards of trade, or similar entities, or are quoted on an automated quotation system.

When we purchase or sell a futures contract for a Fund, we deposit with the custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The exchange or board of trade on which the futures contract trades sets the margin requirement. The exchange may modify the margin requirement during the term of a futures contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract. The custodian or broker returns the margin to a Fund upon termination of the contract, assuming we have fulfilled all contractual obligations for the Fund. We expect to earn interest income on the initial margin deposit for a Fund. We value a futures contract held for a Fund on a daily basis at the official settlement price of the exchange on which it trades. Each day we pay or receive cash for the Fund, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by us for a Fund, but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, we mark-to-market a Fund’s open futures positions.

We are required to deposit and maintain margin on any put and call options on futures contracts that we have written for a Fund. Such margin deposits vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the option’s current market and other futures positions we hold for the Fund.

Some futures contracts call for making or taking delivery of the underlying securities. Generally we would close out these obligations prior to delivery by making offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, we realize a capital gain for the Fund. If the offsetting purchase price is more, we realize a capital loss for the Fund. Conversely, if an offsetting sale price is more than the original purchase price, we realize a capital gain for a Fund. If the offsetting sale price is less, we realize a capital loss for a Fund. We must include the transaction costs in calculating a gain or loss on the offsetting transactions.

Risks Associated with Futures

There are several risks associated with using futures contracts and options on futures. Our purchase or sale of a futures contract may result in losses in excess of the amount we invested in the futures contract for a Fund. We cannot guarantee how price movements in the market for the hedging vehicle and market for the underlying portfolio securities being hedged will correlate. Significant differences exist between the securities and futures markets that could result in an imperfect correlation. These differences could cause a given hedging strategy we have entered into for a Fund to not achieve its objectives. The degree of imperfect correlation depends on circumstances such as the variations in the speculative market demand for the futures and/or futures options contracts used to hedge the underlying portfolio securities. A decision as to whether, when and how we hedge involves the exercise of skill and judgment. Our hedges may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Futures exchanges may limit the amount of price fluctuation in a contract for trading in a single day. An exchange establishes a daily limit on the amount a contract’s price may vary either up or down from the previous day’s settlement price. Once the futures contract trades above or below the daily limit, the exchange stops trading beyond the limit. The daily limit governs price movements during a particular trading day but does not limit potential losses for the contract holders. The daily limit may prevent us from being able to liquidate an unfavorable position for a Fund. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

We cannot ensure a liquid market will exist at a time when we seek to close out a futures or futures options position for a Fund. If a liquid market did not exist, we would have to continue meeting margin requirements until we could close the position. We also cannot ensure that an active secondary market will develop or continue to exist for the futures and futures options discussed above.

Limitations on Options and Futures

We do not enter into an open futures contract position or purchase an option if the initial margin deposit plus the premiums paid, less the amount by which any such position is “in the money,” exceeds 5% of a Fund’s net assets. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract or writing a put on a futures contract, we must maintain with the Fund’s custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, we maintain with the Fund’s custodian cash or cash equivalents (including any margin) equal to the amount such option is in the money until the option expires or we have entered into an offsetting transaction closing out the option for the Fund.

We may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes for a Fund, if, in the aggregate, the market value of all such open positions exceeds the current value of the Fund’s portfolio. In valuing the portfolio, we have to take into account unrealized gains and losses on the open positions and adjust for the historical relative volatility of the relationship between the portfolio and the positions. To the extent we have written call options on specific securities in a Fund’s portfolio, we deduct the value of those securities from the portfolio’s current market value.

Taxation of Options and Futures

If we exercise a call option for a Fund, we add the premium paid for the call option to the cost of the security purchased. If we exercise a put option, we deduct the premium paid for the put option from the proceeds of the security sold. For index options and futures, which are settled in cash, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

Our entry into closing purchase transactions for a Fund results in a capital gain or loss. If an option was “in the money” when we wrote it and we held the security covering the option for more than one year before writing it for a Fund, any loss realized in a closing purchase transaction would be long-term for federal tax purposes. The holding period of the securities covering an “in the money” option does not include the time period the option was outstanding.

When we hold a futures contract for a Fund until delivery, we will realize a capital gain or loss on the futures contract. The capital gain or loss is equal to the difference between the price at the time we entered into the futures contract for the Fund and the settlement price on the earlier of the delivery notice date or expiration date. If we deliver securities for a Fund under a futures contract, we realize a capital gain or loss for the Fund on those securities.

For Federal income tax purposes, we generally recognize as income a Fund’s yearly net unrealized gains and losses on its options, futures and options on futures positions (“year-end mark to market”). Generally, any gain or loss recognized with respect to such positions (either by year-end mark to market or by actual closing of the positions) is considered to be 60% long term and 40% short term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a “mixed straddle,” we may defer the recognition of losses on certain positions (including options, futures and options on futures positions, the related securities and certain successor positions thereto) to a later taxable year for a Fund. Selling futures contracts or writing call options (or call options on futures) or buying put options (or put options on futures) for the purposes of hedging against an anticipated change in the value of a Fund’s securities may affect the securities’ holding period.

We distribute any recognized net capital gains for a Fund, including any recognized net capital gains (including year-end mark-to-market gains) on options and futures transactions for federal income tax purposes. We combine and distribute a Fund’s capital gains on its options and futures transactions and its capital gains on other investments. We also advise shareholders on the nature of these distributions for a Fund.

Federal Tax Treatment of Forward Foreign Exchange Contracts

We may enter into certain forward foreign exchange contracts for a Fund that the Internal Revenue Service will treat as Section 1256 contracts or straddles under the Internal Revenue Code.

We must consider these Section 1256 contracts as having been closed at the end of a Fund’s fiscal year and we must recognize any gains or losses on these contracts for tax purposes at that time. The IRS characterizes such gains or losses from the normal closing or settlement of such transactions as ordinary gain or loss. We are required to distribute any net gains on such transactions to the Fund’s shareholders even if we have not actually closed the transaction and received cash to pay for the distribution.

We may consider forward foreign exchange contracts that offset a foreign dollar denominated bond or currency position as straddles for tax purposes. Considering these contracts as straddles allows us to defer a loss on any position in a straddle to the extent of unrealized gain in an offsetting position.

For a Fund to continue qualifying for federal income tax treatment as a regulated investment company, it must derive at least 90% of its gross income from qualifying income (i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or currencies). Pending tax regulations could limit the extent that net gains realized from options, futures or foreign forward exchange contracts on currencies are qualifying income for purposes of the 90% requirement.

Foreign Securities

We also may invest assets of the Fund in foreign securities trading domestically through depository receipts or on a U.S. national securities exchange or Nasdaq National Market for The AAL Small Cap Stock, Mid Cap Stock and Capital Growth Funds. We do not intend to invest more than 10% of their net assets in such foreign securities. We may invest up to 20% of The AAL Bond Fund’s net assets in debt securities of foreign issuers payable in U.S. dollars. We may invest in foreign securities for The AAL Balanced Fund to the extent The AAL Capital Growth and Bond Funds allow investments in foreign securities for the common stock and fixed-income sectors of the Fund, respectively. Foreign securities may present a greater degree of risk (including risks relating to tax provisions or expropriation of assets) than do securities of domestic issuers.

Foreign Securities - The AAL Technology Stock, Aggressive Growth, International, Equity Income and High Yield Bond Funds We normally invest at least 65% of The AAL International Fund’s total assets in foreign securities primarily trading in at least 3 different countries, not including the U.S.

We may invest up to 25% of The AAL Aggressive Growth Fund’s net assets in foreign securities. We may also invest up to 15% of The AAL Technology Stock and Equity Income Fund’s net assets in foreign securities. We also may invest in foreign securities, trading domestically, through depository receipts and securities of foreign issuers traded on a U.S. national securities exchange or Nasdaq National Market without regard to the 15% limitation. For purposes of diversification for a Fund, we consider depository receipts as investments in the underlying stocks.

We may invest up to 15% of The AAL High Yield Bond Fund’s net assets in foreign bonds. At this time, we intend to limit our foreign bond purchases for the Fund to those trading in the U.S.

Foreign investing involves risks in addition to the risks inherent in U.S. investing. Foreign countries tend to disseminate less public information about their issuers. Many foreign countries do not subject their companies to uniform accounting, auditing and financial reporting standards. The value of foreign investments may rise or fall because of changes in currency exchange rates. As a result, we may incur costs in converting securities denominated in foreign currencies into U.S. dollars for a Fund. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Fund’s income without providing a tax credit to shareholders. When necessary, we may have more difficulty obtaining and enforcing judgments in foreign countries. We also would incur more expense. Even though we mainly intend to invest in securities trading in stable and developed countries, we still face the possibility of expropriation, confiscatory taxation, nationalization, currency blockage or political or social instability that could affect investments in such countries.

American Depository Receipts

We may invest in American Depository Receipts (“ADRs”) for The AAL Technology Stock, Aggressive Growth, International and Equity Income Funds without limit. ADR facilities may be either “sponsored” or “un-sponsored.” While sponsored and un-sponsored ADR facilities are similar, distinctions exist between the rights and duties of ADR holders and market practices. Sponsored facilities have the backing or participation of the underlying foreign issuers. Un-sponsored facilities do not have the participation by or consent of the issuer of the deposited shares. Un-sponsored facilities usually request a letter of non-objection from the issuer.

Holders of un-sponsored ADRs generally bear all the costs of such facility. The costs of the facility can include deposit and withdrawal fees, currency conversion and other service fees. The depository of an un-sponsored facility may not have a duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of un-sponsored ADRs do not have an obligation to disclose material information about the foreign issuers in the U.S. As a result, the value of the un-sponsored ADR may not correlate with the value of the underlying security trading abroad or any material information about the security or the issuer disseminated abroad.

Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. The sponsored agreement also allocates fees among the parties. Most sponsored agreements provide that the depository will distribute shareholder notices, voting instructions and other communications. The AAL Technology Stock, Aggressive Growth, International and Equity Income Funds may invest in sponsored and un-sponsored ADRs.

Other Foreign Investments

For The AAL Aggressive Growth and International Fund, we also may hold foreign securities in the form of American Depository Shares (“ADSs”), Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts (“CDRs”)) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets. For diversification purposes, we consider investments in ADRs, ADSs, GDRs, EDRs and CDRs as investments in the underlying stocks for the Fund.

Foreign Currency Transactions

Foreign Currency Spot Transactions and Forward Contracts

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, we may engage in foreign currency transactions on a spot (cash) basis for all Funds, unless there are investment restrictions to the contrary. We invest at the spot rate prevailing in the foreign currency exchange market. We also may enter into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency contracts” or “forward contracts”), subject to the segregation of assets as required under the 1940 Act.

A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date at a set price. Forward contracts principally trade in the inter-bank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

Whenever we intend to purchase or sell a security denominated or exposed to a foreign currency for a Fund, we may want to “lock in” the U.S. dollar price of the security. We can protect a Fund by entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction. With a forward contract, we can protect the Fund against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency between the date the security is purchased or sold and the date on which the payment is made or received.

We may use forward contracts for a Fund when we believe that a particular foreign currency may suffer a substantial decline against the U.S. dollar. In this situation, we would enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated or exposed to such foreign currency. We, however, cannot precisely match the forward contract amounts and the value of the securities involved. The securities’ values change as a consequence of market movements between the date we entered into the forward contract for the underlying currency and the date it matures.

Due to the fact that movement in the short-term currency market is extremely difficult to predict, successful execution of a short-term hedging strategy is highly uncertain. Therefore, we do not enter into forward contracts or maintain a net exposure to such contracts where completion would obligate us to deliver foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. Under normal circumstances, we consider the long-term prospects for a particular currency. We incorporate the prospects into our overall long-term diversification strategies. However, we believe that it is important to have the flexibility to enter into such forward contracts when we determine that it is in the Fund’s best interest.

At the maturity of a forward contract for a Fund, we may either: (1) sell the portfolio securities and make delivery of the foreign currency; or (2) retain the securities and terminate our contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating us to purchase, on the same maturity date, the same amount of foreign currency.

If we retain the portfolio securities and engage in an offsetting transaction for the Fund, we will incur a gain or a loss to the extent that there has been movement in forward contract prices. If we enter into an offsetting transaction, we may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when we entered into a forward contract to sell a foreign currency and the date we entered into an offsetting contract to buy a foreign currency, we will realize a gain to the extent the price of the currency we agreed to sell exceeds the price of the currency we agreed to buy. Should forward prices increase, we will suffer a loss to the extent that the price of the currency we agreed to buy exceeds the price of the currency we agreed to sell for a Fund. We may not be able to hedge against a currency devaluation at a price above the level where the market itself has anticipated the currency’s devaluation.

A foreign currency hedge transactions does not protect against or eliminate fluctuations in the prices of particular portfolio securities. For example, a foreign currency hedge transaction does not prevent a security’s price decline due to an issuer’s deteriorating credit situation. We also cannot forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, we may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if: (1) the market value of the Fund’s securities are less than the amount of the foreign currency we are obligated to deliver for the Fund; and (2) we made a decision to sell the foreign securities and make delivery of the foreign currency upon expiration of the contract for the Fund. Conversely, we may have to sell some of a Fund’s foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceed the amount of foreign currency we are obligated to deliver for the Fund. We limit our dealings in forward foreign currency exchange contracts for a Fund to the transactions described above.

Although we value the Funds’ assets daily in terms of U.S. dollars, we do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. From time to time, however, we will convert a Fund’s foreign currency holdings into U.S. dollars. There are costs associated with converting foreign currencies into U.S. dollars and you should be aware of these costs. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to us for a Fund at one rate, while offering a lesser rate of exchange should we desire to resell that currency to the dealer for the Fund.

Options and Futures Relating to Foreign Currencies

We may purchase and sell currency futures and purchase and write currency options to increase or decrease a Fund’s exposure to different foreign currencies. We also may purchase and write currency options in conjunction with the currency futures or forward contracts of the Fund’s other series. The uses and risks of currency options and futures are similar to options and futures on securities or indices, as discussed above.

Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars.

The underlying instrument of a currency option generally is either a foreign currency or a currency futures contract. The purchaser of a currency call option obtains the right to purchase the underlying currency. The purchaser of a currency put option obtains the right to sell the underlying currency.

Currency futures and options values correlate with exchange rates. However, the futures and options values do not reflect other factors affecting a Fund’s investment value. A currency hedge, for example, should protect a Japanese Yen-denominated security from a decline in the Yen. The currency hedge, however, will not protect the particular Fund’s Yen denominated investments against a price decline in the Yen denominated security resulting from deterioration in the issuers’ creditworthiness. Because the value of a Fund’s investments denominated in or exposed to a foreign currency change in response to many factors other than exchange rates, we have difficulty matching the exact value of any hedge in currency options and futures to the value of our foreign investments for a Fund over time.

Foreign Investing Expenses

Investing in foreign securities costs more than investing in U.S. securities due generally to higher transaction costs, such as the commissions paid per share. As a result, Funds that invest in foreign securities tend to have higher expenses, particularly funds that invest primarily in foreign securities (i.e., The AAL International Fund). In addition to higher commissions, they generally have higher advisory and custodial fees. However, you may find investing in a fund that purchases foreign securities a more efficient way to invest in foreign securities than investing in individual foreign securities. Higher expenses attributable to a Fund that invests in foreign securities does not mean that the Fund has higher expenses than other funds with similar investment policies and percentages of assets invested in foreign securities.

Privately Issued Securities: The AAL Money Market Fund

We may invest in securities issued by major corporations without registration under the Securities Act of 1933 for The AAL Aggressive Growth and Money Market Fund in reliance on certain exemptions, including the “private placement” exemption afforded by Section 4(2) of that Act. Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must be made in an exempt transaction. This paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in it, thus providing liquidity. In our opinion (as the Adviser), Section 4(2) paper is no less liquid or salable than commercial paper issued without legal restrictions on disposition. The secondary market for Section 4(2) paper could become illiquid if institutional participants lost interest in these investments. However, should we deem that section 4(2) paper issue is illiquid, we would purchase such security for a Fund only in accordance with our limitations on illiquid securities.

Investments In Other Investment Companies

Due to the administration and distribution expenses of managing a mutual fund, our investments in other investment companies (mutual funds, which are limited by fundamental investment restriction 14 above) may cause the Funds to pay fees and expenses which are duplicative of current Fund expenses.

Other Investment Risks

Each of the previously described investment techniques contains an element of risk. You should also be aware of the following risks associated with an investment in the Funds.

Interest Rate Risk

For The AAL Balanced, High Yield Bond, Municipal Bond, Bond and Money Market Funds and, to some extent, The AAL Equity Income Fund, you can expect that interest rate changes will significantly impact upon the value of your Fund investments. Interest rates are influenced by supply and demand as well as economic monetary policies. In general, a decline in prevailing interest rate levels generally will increase the value of the securities, particularly the bonds, held in a Fund’s portfolio and vice versa. As a result, interest rate fluctuations will affect a Fund’s net asset values but not the income received from its existing portfolio. However, changes in the prevailing interest rate level will affect the yield on subsequently purchased securities. Because yields on the securities available for purchase by the Funds will vary over time, we cannot assure a specific yield on a Fund’s shares.

Longer-term bonds are more sensitive to interest rate changes than shorter-term bonds, reflecting the greater risk of holding these bonds for a longer period of time. Longer-term bond prices increase more dramatically when interest rates fall and decrease more dramatically when interest rates rise. Prices of short-term debt, such as money market instruments, are less price sensitive to interest rate changes because of their short duration. Securities that pay high dividends, like bonds, are more sensitive to interest rate levels than other equity securities that pay low dividends.

Investing in a Bond versus Investing in a Mutual Fund

Investing in a mutual fund that owns bonds is not the same as buying an individual bond. Both bonds and funds owning bonds offer regular income. While individual bonds can offer a fixed amount of regular income until maturity, a mutual fund portfolio may include a constantly changing pool of bonds with differing interest rates, maturities and prices. Both share prices and dividends may fluctuate in a mutual fund owning bonds.

Initial Public Offerings

From time to time the Funds may invest in an initial public offering (“IPO”) of a security. Investments in an IPO are made consistent with the individual Fund’s investment objective and investment strategies. On occasion the Funds will participate in an oversubscribed IPO (“Hot IPO”). Because the IPO is oversubscribed, this presents the Funds with the opportunity to “flip” or trade the security at higher prices. Proceeds from the Hot IPO are distributed among the Funds consistent with the Funds’ “Initial Public Offerings Policies and Procedures.” Investments in IPO’s and Hot IPO’s may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

MANAGEMENT OF THE FUNDS

Board of Trustees and Executive Officers

The management of The AAL Mutual Funds is under the supervision of the Board of Trustees. The Trustees and Executive Officers of the Funds and their principal occupations during the past five years are described below. Unless otherwise specified, the business address of all Trustees and Officers is 222 West College Avenue, Appleton, WI 54919-0007:

Name, Address and Age                 Position with the Funds (1)    Principal Occupation

F. Gregory Campbell                   Trustee                        President, Carthage College
d/o/b  2/16/39
2001 Alford Park Drive
Kenosha, WI 53140

Woodrow E. Eno*                       Trustee                        Senior Vice-President
d/o/b  4/5/46                         Vice-President                 Secretary and General Counsel
                                                                     Aid Association for Lutherans

Richard L. Gady                       Trustee                        Vice-President of Public Affairs
d/o/b  2/28/43                                                       and Chief Economist, ConAgra,
One ConAgra Drive                                                    Inc. (agribusiness)
Omaha, NE 68102-5001

John O. Gilbert*                      Trustee                        Chairman, President and Chief
d/o/b  8/30/42                                                       Executive Officer,

                                                                     Aid Association for Lutherans

Edward W. Smeds                       Trustee                        Retired; President, Customer Service
d/o/b  2/15/36                                                       and Operations, Kraft Foods
10 Regent Wood Road                                                  (food and agriculture)
Northfield, IL 60093

Lawrence M. Woods                     Trustee                        Retired; formerly Executive
d/o/b  4/14/32                                                       Vice-President and Director, Mobil Oil
524 Sunset Drive                                                     Corporation (oil producer)

Worland, WY 82401

Robert G. Same                        President                      Vice-President, Chief Compliance
d/o/b  7/28/45                                                       Officer and Deputy General Counsel,
                                                                     Aid Association for Lutherans;
                                                                     President, AAL Capital Management
                                                                     Corporation

James H. Abitz                        Vice-President                 Chief Investment Officer and Senior
d/o/b  5/27/45                                                       Vice-President, Investments, Aid

                                                                     Association for Lutherans

Charles D. Gariboldi                  Treasurer                      Second Vice-President, Investment
d/o/b  12/31/59                                                      Accounting Services, Aid Association

                                                                     for Lutherans

Frederick D. Kelsven                  Secretary                      Assistant Vice President, Assistant
d/o/b  2/9/47                                                        General Counsel and Deputy Compliance
                                                                     Officer, Aid Association for
                                                                     Lutherans; Vice-President and Chief
                                                                     Compliance Officer, Aetna Retirement
                                                                     Services (financial services);
                                                                     Director of Compliance, Nationwide
                                                                     Financial Services (financial services)

(1) Trustees of The AAL Mutual Funds also serve as Directors for the AAL Variable Product Series Fund, Inc. Officers of The AAL Mutual Funds also hold the same position for the AAL Variable Product Series Fund, Inc.

* Denotes Trustees who are “interested persons” of the Funds, as defined in the Investment Company Act of 1940.

Compensation

The Funds do not make payments to any of the officers for services to the Trust. The Funds, however, pay the independent Trustees (those who are not officers or employees of AAL CMC or Aid Association for Lutherans) an annual fee of $27,500. The Funds assess these fees ratably to each series of The AAL Mutual Funds. The Funds reimburse the Trustees for any expenses they may incur by reason of attending such meetings or in connection with services they may perform for The AAL Mutual Funds. Each Trustee of the Funds or Trust who is not affiliated with AAL or the Adviser is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected Funds. The Funds maintain their proportionate share of AAL’s liability for the deferred fees. For the fiscal year ended April 30, 2001, the Funds paid an aggregate of $121,080.61 in Trustees’ fees and expenses, of which $82,500 was deferred.

Fees paid to the Trustees for the fiscal year ended April 30, 2001 are set forth below.

Name of Trustee             Aggregate Compensation from Funds       Total Compensation from Funds and Fund
                                                                    Complex Paid to Trustees (1)
F. Gregory Campbell         $27,500                                 $37,500
Woodrow E. Eno              $0                                      $0
Richard L. Gady             $27,500 (2)                             $37,500
John O. Gilbert             $0                                      $0
John H. Pender (3)          $0                                      $0
Edward W. Smeds             $27,500 (2)                             $37,500 (4)
Lawrence M. Woods           $27,500 (2)                             $37,500
  Includes compensation received for serving as a Director of the AAL Variable Product Series Fund, Inc., a family of mutual funds that has the same Board as The AAL Mutual Funds and is also managed by AAL CMC.
  Payment includes $27,500 of Trustee compensation that was deferred and invested into the Funds for the year ended April 30, 2001.
  Retired as Trustee of The AAL Mutual Funds and Director of the AAL Variable Product Series Fund, Inc. as of 12/31/00.
  Payment includes $37,500 of Trustee and Director compensation that was deferred and invested into the Funds for the year ended April 30, 2001.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 30, 2000, the Trust's officers and Trustees owned less than 1% of the shares of any Funds. As of April 30, 2000, no account holders held in excess of 5% of any Fund's shares:

The AAL Small Cap Stock Fund                                    Ownership Percentage
AAL Supplemental Executive Retirement Plan                      32.48%
Heitman Inc. Profit Sharing Plan                                11.92%
Strahm Trust                                                    11.65%
Southeastern Materials Inc. 401(k) Plan                         11.64%
Skaalen Sunset Home Inc.                                        11.22%
Robert L. Limbird Profit Sharing Plan                           8.02%
AAL CMC                                                         6.07%

The AAL Mid Cap Stock Fund                                      Ownership Percentage
AAL Savings Plan                                                76.35%

The AAL Mid Cap Index Fund                                      Ownership Percentage
AAL                                                             90.41%

The AAL International Fund                                      Ownership Percentage
AAL Supplemental Executive Retirement Plan                      63.38%
Robert J. Jenkins & Co. Inc. Profit Sharing Plan                7.37%
Mitra & Co.                                                     5.95%
Strahm Trust                                                    5.30%

The AAL Capital Growth Fund                                     Ownership Percentage
AAL Savings Plan                                                51.34%
LCMS                                                            14.04%
WELS Foundation Inc. Trust                                      6.26%

The AAL Large Company Index Fund                                Ownership Percentage
The Lutheran Foundation Inc.                                    69.14%
AAL                                                             26.76

The AAL Equity Income Fund                                      Ownership Percentage
AAL Savings Plan                                                64.00%
Miter & Co.                                                     10.30%

The AAL Balanced Fund                                           Ownership Percentage
AAL CMC                                                         40.45%
AAL Supplemental Executive Retirement Plan                      13.98%
Miter & Co.                                                     13.70%
St. Paul's Lutheran Church                                      12.88%
Weiland Trucking Co. Inc 401(k)                                 9.44%

The AAL High Yield Bond Fund                                    Ownership Percentage
Kissinger Lutheran Church                                       49.29%
Miter & Co.                                                     15.79%
LutherCare                                                      7.34%
St. Paul's Lutheran Church                                      7.01%
AAL Supplemental Executive Retirement Plan                      5.93%
Immanuel Lutheran Church                                        5.45%

The AAL Municipal Bond Fund                                     Ownership Percentage
Miter & Co.                                                     47.03%
David & Carole Binder                                           43.14%
AAL CMC                                                         5.57%

The AAL Bond Fund                                               Ownership Percentage
LCMS                                                            74.54%
Miter & Co.                                                     5.04%

The AAL Bond Index Fund                                         Ownership Percentage
AAL                                                             82.10%
Lutheran University Association DBA Valparaiso University       7.98%

The AAL Money Market Fund                                       Ownership Percentage
Maril & Co.                                                     43.45%
AAL CMC                                                         38.99%

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Please refer to our description of the adviser, advisory agreement and fees under “Management, Organization, and Capital Structure” in the applicable prospectuses. We have incorporated the prospectuses herein by reference.

Sub-Advisers

The following supplements our discussion of the sub-advisers as contained in the prospectuses.

The AAL International Fund - Oechsle International Advisors, LLC

Oechsle International Advisors, LLC (“Oechsle LLC”) is the sub-adviser to the International Fund. Oechsle LLC is a Delaware limited liability company and a registered investment adviser. It has served as sub-adviser to the Fund since November 1, 1998. Oechsle LLC makes the day-to-day investment decisions for the Fund under the direction and control of the Board of Trustees and AAL CMC’. Oechsle LLC determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the Fund. Oechsle, LLC has principal offices at One International Place, Boston, Massachusetts 02110.

The AAL Aggressive Growth Fund - Janus Capital Corporation

Janus Capital Corporation (“Janus”) makes the day-to-day investment decisions for The AAL Aggressive Growth Fund under the direction and control of the Board of Trustees and AAL CMC. Janus determines which securities to purchase and sell, arranges the purchases and sales and gives other help in formulating and implementing the investment program for the Fund. Janus has its principal offices at 100 Fillmore Street, Denver, Colorado 80206-4928.

Janus is owned in part by Stilwell Financial Inc. (“Stilwell”), which owns approximately 81.5% of the outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operation in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Janus, owns approximately 12% of Janus’s voting stock and, by agreement with Stilwell, selects a majority of Janus’s Board, subject to the approval of Stilwell, which approval cannot unreasonably be withheld. Upon completion of the stock sale transaction, Stilwell will own approximately 88.7% of Janus Capital’s outstanding voting stock and Mr. Bailey will own approximately 6.2%

The AAL High Yield Bond Fund - Pacific Investment Management Company

Pacific Investment Management Company (“PIMCO”) is a Delaware general partnership and is a wholly-owned subsidiary of PIMCO Advisors, L.P. (“PIMCO Advisors”). PIMCO is located at 800 Newport Center Drive, Newport Beach, California 92660. PIMCO is a money management firm and is registered as an investment adviser with the Securities and Exchange Commission

Allianz of America, Inc. (“Allianz of America”) owns approximately 70% of the outstanding partnership interests in PIMCO Advisors. The remainder of the partnership interests in PIMCO Advisors are owned by Pacific Life Insurance Company (“Pacific Life”). Allianz of America is a subsidiary of Allianz AG. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries worldwide through subsidiaries, branch and representative offices, and other affiliated entities.

Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and Hypo Vereinsbank. Crédit Lyonnais, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be deemed to be affiliated with these entities, such as DB Alex Brown LLC, Deutsche Bank Securities, Inc. and Dresdner Kleinwort Benson North America LLC (collectively, the “Affiliated Brokers”), may be considered to be affiliated persons of PIMCO. Absent an SEC exemption or other relief, the Fund generally will be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. PIMCO does not believe that the applicable restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.

Affiliated Persons

There are currently no affiliated persons of the Fund or AAL CMC, the Funds' adviser.

Adviser Fees

The adviser, AAL CMC, furnishes and pays for all office space and facilities, equipment and clerical personnel necessary for carrying out the adviser’s duties under the advisory agreement. The adviser also pays all compensation of Trustees, officers and employees of the Trust who are the adviser’s affiliated persons. All costs and expenses not expressly assumed by the adviser under the advisory agreement are paid by the Funds, including, but not limited to: (a) interest and taxes; (b) brokerage commissions; (c) insurance premiums; (d) compensation and expenses of the Funds’ Trustees other than those affiliated with the adviser; (e) legal and audit expenses; (f) fees and expenses of the Trust’s custodian and transfer agent; (g) expenses incident to the issuance of the Trust’s shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (h) fees and expenses incident to the registration under Federal or state securities laws of the Trust or its shares; (i) expenses of preparing, printing and mailing reports and notices and proxy material to the Trust’s shareholders; (j) all other expenses incidental to holding meetings of the Trust’s shareholders; (k) dues or assessments of or contributions to the Investment Company Institute or its successor, or other industry organizations; (l) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations that the Trust may have to indemnify its officers and Trustees with respect thereto; and (m) all expenses that the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust pursuant to Rule 12b-1 under the Act.

Adviser Fees per Fund

THE AAL TECHNOLOGY STOCK FUND                          0.75% on the average daily net assets(1)

THE AAL AGGRESSIVE GROWTH FUND(4)
                                                       0.80% on the first $100 million of average daily net assets;
                                                       0.75% of average daily net assets over $100 million but less than $500 million; and 0.70% of average daily net assets over
                                                       $500 million.

THE AAL SMALL CAP STOCK FUND                           0.70% on the first $200 million of average daily net assets
                                                       and
                                                       0.65% on the average daily net assets over $200 million

THE AAL MID CAP STOCK FUND                             0.70% on the first $200 million of average daily net assets;
                                                       0.65% of average daily net assets on the next $800 million;
                                                       and 0.60% of average daily net assets over $1 billion.

THE AAL INTERNATIONAL FUND (4)
                                                       0.65% on the first $50 million of average daily net assets and 0.60% of average daily net assets over $50 million.

THE AAL CAPITAL GROWTH FUND                            0.65% on the first $500 million of average daily net assets;
                                                       0.575% on the next $500 million of average daily net assets;
                                                       0.50% on the next $4 billion of average daily net assets; and
                                                       0.45% on the average daily net assets over $5 billion

THE AAL EQUITY INCOME FUND                             0.45% on the average daily net assets

THE AAL LARGE COMPANY INDEX FUND II (6)                0.25% on the average daily net assets (2)

THE AAL LARGE COMPANY INDEX FUND(5)                    0.25% on the first $50 million of average daily net assets and
                                                       0.175% on the average daily net assets over $50 million (2)

THE AAL MID CAP INDEX FUND II (6)                      0.25% on the average daily net assets (2)

THE AAL SMALL CAP INDEX FUND II (6)                    0.25% on the average daily net assets (2)

THE AAL MID CAP INDEX FUND (5)                         0.25% on the first $50 million of average daily net assets and
                                                       0.20% on the average daily net assets over $50 million (2)

THE AAL BALANCED FUND                                  0.55% on the average daily net assets (3)

THE AAL HIGH YIELD BOND FUND (4)                       0.55% on the average daily net assets.

THE AAL MUNICIPAL BOND FUND                            0.45% on the average daily net assets (3)

THE AAL BOND FUND                                      0.45% on the average daily net assets (3)

THE AAL BOND INDEX FUND (5)                            0.25% on the first $50 million of average daily net assets and
                                                       0.175% on the average daily net assets over $50 million (2)

THE AAL MONEY MARKET FUND                              0.50% on the first $500 million of average daily net assets
                                                       and
                                                       0.45% on the average daily net assets over $500 million (3)

THE AAL SMALL CAP VALUE FUND
(1)	Projected advisory fees per Fund pursuant to the Investment Advisory and Sub-Advisory Agreement for The AAL Technology Stock Fund and The AAL Aggressive Growth Fund, respectively.

(2) Advisory fees for the Index Funds do not include the adviser's reimbursement of Fund expenses. Actual expenses with reimbursements, "Total Fund Operating Expenses" will be 0.20%
(3)	As of September 1, 2000, the Advisor voluntarily has waived 0.15% of the current fee of 0.45% in The AAL Bond Fund, 0.10% of the current fee of 0.45% in The AAL Municipal Bond Fund, 0.05% of the current fee of 0.55% in The AAL Balanced Fund and changed the current fee waiver for The AAL Money Market Fund from 0.225% to 0.075% to bring the effective advisory fee for this Fund to 0.425%. In addition, the Advisor is waiving all expenses in excess of 1.00% for Class A shares and 1.75% for Class B shares of The High Yield Bond Fund.

(4)	The AAL International Fund has entered into a sub-advisory agreement with Oechsle International Advisors, LLC, which is paid 0.40 of 1% on the first $50 million of average daily net assets and 0.35 of 1% of the average daily net assets over $50 million (payable from the annual advisory fee paid to the advisor).

(5)	The AAL Aggressive Growth Fund has entered into a sub-advisory agreement with Janus Capital Corporation, which is paid 0.55 of 1% on the first $100 million of average daily net assets; 0.50 of 1% on the next $400 million of average daily net assets; and 0.45 of 1% on the average daily net assets over $500 million (payable from the annual advisory fee paid to the advisor). The AAL High Yield Bond Fund has entered into a sub-advisory agreement with Pacific Investment Management Company (“PIMCO”), which is paid 0.25% of average daily net assets (payable from the annual advisory fee paid to the advisor).

(6)	This Fund is only available for purchase as Institutional shares (not A or B shares).

(7)	This Fund is only available for purchase as A shares and B shares (not Institutional shares).

The adviser may waive its advisory fees for, assume or reimburse the expenses of, any Fund at any time. As of September 1, 1997, the adviser is waiving 0.225 of 1% of its 0.50 of 1% maximum advisory fee for The AAL Money Market Fund. Effectively, the adviser is charging only a 0.275 of 1% advisory fee for the Fund. The adviser is reimbursing The AAL High Yield Bond Fund expensesin excess of 1.00% and 1.75% for Class A and Class B shares, respectively. Any fee waivers or expense assumptions the adviser makes are voluntary. The adviser may discontinue any fee waivers or expense reimbursements at any time. The following table shows the advisory fees for the past three fiscal years ended April 30, 2000, paid by each of the Funds respectively.

Fund                                    April 30, 2000          April 30, 1999         April 30, 1998

THE AAL TECHNOLOGY STOCK FUND           N/A                     N/A                    N/A
THE AAL AGGRESSIVE GROWTH FUND          N/A                     N/A                    N/A
THE AAL SMALL CAP STOCK FUND            $1,139,125              $913,406               $690,590
THE AAL MID CAP STOCK FUND              $4,562,263              $4,027,980             $4,070,582
THE AAL INTERNATIONAL FUND              $1,200,110              $1,050,033             $1,280,101
THE AAL CAPITAL GROWTH FUND             $21,248,554             $16,628,122            $12,742,588
THE AAL EQUITY INCOME FUND              $1,323,521              $1,091,335             $809,233
THE AAL LARGE COMPANY INDEX FUND II      N/A                    N/A                    N/A
THE AAL LARGE COMPANY INDEX FUND        $9,396                  N/A                    N/A
THE AAL MID CAP INDEX FUND II            N/A                    N/A                    N/A
THE AAL SMALL CAP INDEX FUND II          N/A                    N/A                    N/A
THE AAL MID CAP INDEX FUND              $6562                   N/A                    N/A
THE AAL BALANCED FUND                   $1,280,721              $478,088               $27,618
THE AAL HIGH YIELD BOND FUND            $816,005                $736,426               $522,217
THE AAL MUNICIPAL BOND FUND             $2,247,970              $2,272,553             $2,163,729
THE AAL BOND FUND                       $1,785,045              $1,858,562             $1,921,733
THE AAL BOND INDEX FUND                 $8,357                  N/A                    N/A
THE AAL MONEY MARKET FUND               $1,685,613              $1,360,362             $1,088,957
THE AAL SMALL CAP VALUE FUND            N/A                     N/A                    N/A

During  the  fiscal  year  ended  April  30,  2000,  AAL  CMC,  as the  adviser, voluntarily reimbursed advisory fees for the Funds. Actual advisory fees, net of reimbursements were as follows:

Fund                                                         April 30, 2000
THE AAL TECHNOLOGY STOCK FUND                                N/A
THE AAL AGGRESSIVE GROWTH FUND                               N/A
THE AAL SMALL CAP STOCK FUND                                 $945,778
THE AAL MID CAP STOCK FUND                                   $3,924,741
THE AAL INTERNATIONAL FUND                                   $1,084,827
THE AAL CAPITAL GROWTH FUND                                  $20,550,870
THE AAL EQUITY INCOME FUND                                   $1,149,058
THE AAL LARGE COMPANY INDEX FUND II                          N/A
THE AAL LARGE COMPANY INDEX FUND                             $0
THE AAL MID CAP INDEX FUND II                                N/A
THE AAL SMALL CAP INDEX FUND II                              N/A

THE AAL MID CAP INDEX FUND                                   $0
THE AAL BALANCED FUND                                        $1,176,958
THE AAL HIGH YIELD BOND FUND                                 $552,650
THE AAL MUNICIPAL BOND FUND                                  $1,986,615
THE AAL BOND FUND                                            $1,484,341
THE AAL BOND INDEX FUND                                      $0
THE AAL MONEY MARKET FUND                                    $826,238
THE AAL SMALL CAP VALUE FUND                                 N/A

The sub-advisory fee for The AAL Aggressive Growth Fund is payable from the maximum 0.80% annual advisory fee paid to the adviser. The sub-advisory fee for The AAL International Fund is payable from the maximum 0.65% annual advisory fee paid to the adviser. The sub-advisory fee for The AAL High Yield Bond Fund is payable from the maximum 0.55% annual advisory fee paid to the adviser. The advisory agreement and sub-advisory agreements for The AAL Aggressive Growth, International, and High Yield Bond Funds provide that subject to Section 36 of the Act, neither the adviser nor sub-adviser shall be liable to the Trust for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust and the performance of their duties under the advisory agreement except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the agreements.

The Trust has agreed to use its best efforts to change its name if the adviser ceases to act as such with respect to the Funds and the continued use of the Trust's present name (The AAL Mutual Funds) would create confusion in the context of the adviser or AAL's business.

The investment advisory agreement, as amended, was approved by the Board of Trustees, including a majority of the Trustees who were not interested persons (as defined in the Act) of any party to the agreement on June 2, 2000.

The advisory agreement and sub-advisory agreements will continue in effect from year to year only so long as such continuances are specifically approved at least annually by the Board of Trustees. The vote for approval must include the approval of a majority of the Trustees who are not interested persons (as defined in the Act). The advisory and sub-advisory agreements are terminable upon assignment. The advisory agreement is also terminable at any time without penalty by the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Trust. With respect to a particular Fund, the advisory or sub-advisory agreement, if any, is terminable by the vote of a majority of the outstanding shares of such Fund. The adviser may terminate the agreement on 60 days written notice to the Trust.

Code of Ethics

Rule 17j-1, promulgated under Section 17(j) of the Investment Company Act of 1940, makes it illegal for persons associated with the Fund, the adviser or sub-adviser, who have knowledge of portfolio securities trades that the Fund makes or intends to make, to use that information in a manner that benefits that person and/or harms the Fund. To protect the Fund against such conduct, the Fund, the adviser and sub-adviser have adopted codes of ethics in accordance with requirements established under Rule 17j-1. The codes of ethics do not prohibit persons who have knowledge of the Funds’ portfolio securities trades from investing in the same securities; however, the codes of ethics establishe time frames, prior approval procedures and reporting requirements designed to assure that persons who have knowledge of the Funds’ portfolio securities trades cannot use that information in a manner which is detrimental to the Fund and/or which benefits them.

12b-1 Distribution Plan

The Funds have adopted a distribution plan for Class A and Class B shares (the "Distribution Plan" or "Plan") pursuant to Rule 12b-1 (the "Rule") under the Act.

The Distribution Plan authorizes the distributor, AAL CMC, to make certain payments (either as a “12b-1 distribution fee” or a “service fee”) to any qualified recipient. As defined in the Plan, the qualified recipient must have rendered assistance in the distribution of the Funds’ shares (such as selling or placing the Funds’ shares, or providing administrative assistance, such as maintaining sub-accounting or other records). The Plan authorizes the distributor to purchase advertising for the Funds’ shares, to pay for sales literature and other promotional material, and to make payments to the sales personnel. The Distribution Plan does not cover Institutional shares. As a result, the Funds may not make any payments pursuant to the Plan in connection with Institutional shares.

The Funds reimburse any payments made or expenses incurred under the Plan to qualified recipients for Class A and Class B shares as follows:

Class A Shares - All Funds

In a given fiscal year, the Funds, pursuant to the Plan, pay up to a limit of 0.25 of 1% of the average net assets (0.125 of 1% for The AAL Money Market Fund) as a service fee for Class A shares. The Funds do not reimburse or pay for expenses of past fiscal years or in contemplation of expenses for future fiscal years. Since September 1, 1997, the distributor has waived 0.100 of 1% of the 0.125 of 1% maximum 12b-1 service fee for Class A shares under the Plan for The AAL Money Market Fund (prior to January 8, 1997, 12b-1 service fees for Class A shares were described as 12b-1 distribution fees), effectively charging a 0.025 of 1%, 12b-1 service fee. This continuing reimbursement (waiver) is voluntary. The distributor may modify or discontinue its reimbursements at any time.

Class B Shares - All Funds

In a given fiscal year, the Funds pay up to a limit of 0.75 of 1% of the average daily net assets as a 12b-1 distribution fee and up to a limit of 0.25 of 1% of the average daily net assets (0.125 of 1% for The AAL Money Market Fund) as a service fee for Class B shares. Pursuant to the Plan, the Funds do not reimburse or pay for expenses of past fiscal years or in contemplation of expenses for future fiscal years. Since September 1, 1997, the distributor has waived 0.100 of 1% of the 0.125 of 1% maximum 12b-1 service fee for Class B shares under the Plan for The AAL Money Market Fund, effectively charging a 0.025 of 1%, 12b-1 service fee. This continuing reimbursement (waiver) is voluntary. The distributor may modify or discontinue its reimbursements at any time.

The Plan authorizes without limit any payments by a Fund for Class A and Class B shares that are “primarily intended to result in the sale of shares” issued by a Fund within the meaning of the Rule under the Plan. Such payments shall not be included in the limitations contained in the Plan, including: (a) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (b) the costs of preparing, printing and mailing of all prospectuses to shareholders; (c) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund’s shares; (d) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (e) all fees and expenses relating to the qualification of the Funds and or their shares under the securities or “Blue Sky” laws of any jurisdiction; (f) all fees under the Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund’s shares; (g) all fees and assessments of the Investment Company Institute or any successor organization or industry association irrespective of whether some of its activities are designed to provide sales assistance, (h) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates and reports of share balances; and (i) all costs of responding to telephone or mail inquiries of shareholders.

The Plan also states that the distribution costs of the Trust’s Class A and Class B shares are expected to exceed the sum of permitted payments, permitted expenses, and the portion of the sales charge retained by the distributor. The adviser’s profits, if any, are primarily dependent on the advisory fees paid by the Funds to the adviser. If and to the extent that any investment advisory fees paid by the Funds might, in view of any excess distribution costs and the common ownership of the adviser and distributor, be considered as indirectly financing any activity primarily intended to result in the sale of shares issued by the Funds, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the Act as to any investment advisory contract to which the Trust is a party, the Board of Trustees, including its Trustees who are not “interested persons” as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (“Qualified Trustees”), shall, in acting on the terms of any such contract, apply the “fiduciary duty” standard contained in Sections 36(a) and (b) of the Act.

The Plan requires that while it is in effect, the distributor, shall report in writing at least quarterly to the Trustees, and the Trustees shall review, the following: (a) the amounts of all payments, the identity of recipients of each such payment, the basis on which each such recipient was chosen and the basis on which the amount of the payments were made; (b) the amounts of expenses and the purpose of each such expense; and (c) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable) in each case during the preceding calendar or fiscal quarter. The aggregate amount paid by the Funds to the distributor under the Plan for Class A shares for the fiscal year ended April 30, 2000, and the manner in which this amount was spent is as follows:

                                 CLASS A SHARES

Gross 12b-1 Fees Paid by the Funds for Class A Shares         $15,551,182
Expenditures
Compensation to Registered Representatives                    $15,479,264
Other                                                         $71,918

The  aggregate  amount paid by the Funds to the  distributor  under the Plan for
Class B shares for the fiscal  year ended April 30, 2000 and the manner in which this amount was spent is as follows:

                                 CLASS B SHARES

Gross 12b-1 Fees Paid by the Funds for Class B Shares          $1,830,338
Expenditures
Compensation to Registered Representatives                     $1,032,995
Other                                                          $797,343

Management and the Board of Trustees believe that the Distribution Plan and the service and 12b-1 fees have a positive impact on the Funds’ sales and the Funds’ retention of assets, both of which are beneficial to the Funds and the Funds’ shareholders.

The Trust’s shareholders approved the Plan at the Trust’s first meeting of shareholders held on September 13, 1988. The Plan at that time and up until January 8, 1997, included only the shares now referred to as Class A shares. As of January 8, 1997, the Plan includes Class B shares. The Plan as Amended and Restated was approved by the sole shareholder of the Trust’s Class B shares on January 8, 1997. The Plan will continue in effect from year-to-year only so long as such continuance is specifically approved at least annually by the Board of Trustees and the Qualified Trustees (as defined in the Plan) cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time without penalty by a vote of a majority of the Qualified Trustees. The Plan also may be terminated by the vote of the holders of a majority of the outstanding voting securities for each class of shares of the Trust. The Plan may be terminated with respect to any Fund by the vote of a majority of the outstanding shares for each class of such Fund. The Plan may not be amended to increase materially the amount of payments to be made for the separate class shares without shareholder approval of the class. While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust is committed to the discretion of such disinterested Trustees. Nothing in the Plan will prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Additional Information

Custodian

The custodian for the Funds is Citibank, N.A. The custodian is responsible for holding the Funds’ assets.

Administrative Services Agreement

Pursuant to an Administrative Services Agreement (“Agreement”) between the Funds and AAL, effective January 1, 1999, AAL provides certain administrative, accounting and pricing services to the Funds. These administrative services include calculating the daily net asset value per class share; maintaining original entry documents and books of record and general ledgers; posting cash receipts and disbursements; reconciling bank account balances monthly; recording purchases and sales based on sub-adviser communications (Oechsle’s communications regarding The AAL International Fund); and preparing monthly and annual summaries to assist in the preparation of financial statements of, and regulatory reports for, the Funds.

The principal reason for having AAL provide these services is cost. AAL has agreed to provide these services at rates that would not exceed the rates charged by unaffiliated vendors for similar services. The annual rates of payment approved by the Trustees presently are:

The AAL Technology Stock Fund -$40,000
The AAL Aggressive Growth Fund - $40,000
The AAL Small Cap Stock Fund - $55,000
The AAL Mid Cap Stock Fund - $55,000
The AAL International Fund - $60,000
The AAL Capital Growth Fund - $55,000
The AAL Equity Income Fund $55,000
The AAL Large Company Index Fund $37,500
The AAL Mid Cap Index Fund $37,500
The AAL Small Cap Index Fund $37,500
The AAL Balanced Fund - $55,000
The AAL High Yield Bond Fund - $50,000
The AAL Municipal Bond Fund - $50,000
The AAL Bond Fund - $50,000
The AAL Bond Index Fund: $35,000
The AAL Money Market Fund - $50,000
The AAL U. S. Government Zero Coupon Target Fund Series 2001 - $1,000
The AAL U. S. Government Zero Coupon Target Fund Series 2006 - $1,000

The agreement continues in effect from year to year, as long as it is approved at least annually by the Funds’ Board of Trustees or by a vote of the outstanding voting securities of the Funds. In either case, the agreement must also be approved at least annually by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement terminates automatically if either party assigns the agreement. The agreement also terminates without penalty by either party on 60-days’ notice. The agreement provides that neither AAL nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the agreement.

Shareholder Maintenance Agreement

The Board of Trustees authorized the Funds to contract with AAL CMC for certain shareholder maintenance services, effective April 1, 1995. These shareholder services include answering customer inquiries regarding account status, explaining and assisting customers with the exercise of their account options and facilitating shareholder telephone transaction requests.

The annual fee payable to AAL CMC for providing such shareholder services is based upon, and limited by, the difference between the current account fees actually charged by PFPC INC, as transfer and dividend disbursing agent, and the normal full-service fee schedule published by PFPC INC (effective February 10, 2001, PFPC is the transfer and dividend disbursing agent) . The annual fee is also based on reimbursement for certain actual out-of-pocket costs including postage and telephone charges. This account differential, including reimbursement for expenses, is at an annualized rate of $3.75 per account, effective April 30, 2000. The shareholder maintenance agreement continues in effect from year to year, as long as it is approved at least annually by the Funds’ Board of Trustees or by a vote of the outstanding voting securities of the Funds. In either case, the agreement must be approved annually by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The agreement terminates automatically if either party assigns the agreement. The agreement also terminates without penalty by either party on 60-days notice. The Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any act or omission in the execution and the discharge of its obligations under the Agreement, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties under the Agreement. These fees are not currently assessed against the Funds but may be in the future.

Independent Accountants

The Trust's independent accountants, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), examine the Funds' annual financial statements. PricewaterhouseCoopers also assists in the preparation of certain reports to the SEC and reviews the Trust's state and federal tax returns.

BROKERAGE ALLOCATION AND OTHER PRACTICES

AAL CMC, as the adviser, and Oechsle as the sub-adviser for The AAL International Fund, Janus as the sub-adviser for The AAL Aggressive Growth Fund, and PIMCO as the sub-adviser for The AAL High Yield Bond Fund direct the placement of orders for the purchase and sale of the Funds’ portfolio securities.

The securities transaction costs for each Fund consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments generally trade on a net basis and do not involve either brokerage commissions or transfer taxes.

Occasionally, we may purchase securities directly from the issuer for a Fund. For securities traded primarily in the over-the-counter market, we deal with the sellers who make a market in the securities directly unless we can find better prices and execution available elsewhere. Such dealers usually act as principals for their own account. In placing portfolio transactions, we seek the best combination of price and execution.

In determining which brokers provide best execution, AAL CMC looks primarily at the prices quoted by the brokers. Normally, we place orders with the broker who has the most favorable prices. Ordinarily, we expect to execute securities transactions in the primary markets. In assessing the best net price, we consider all relevant factors. The relevant factors include the security market’s breadth, the security’s price, the broker or dealer’s financial condition and execution capability and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Although we are the sole distributors for the Funds’ shares, we (as the adviser) may in the future consider the willingness of particular brokers to sell the Funds’ shares as a factor in the selection of brokers for the Funds’ portfolio transactions. However, our selection would still be subject to the overall best price and execution standard.

Assuming equal execution capabilities, we may take into consideration other factors in selecting brokers or dealers. We may consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations (specifically the quotations necessary to determine the Funds’ net asset values), and other information provided to us or the sub-advisers for The AAL Aggressive Growth Fund, The AAL International Fund, and The AAL High Yield Bond Fund (or their affiliates). We may also cause a Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. We must determine, in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided. The commission must be reasonable in terms of that particular transaction or in terms of all the accounts over which we, as an adviser, exercise investment discretion. It is possible that certain of the services received by us attributable to a particular transaction benefit one or more other accounts for which we exercise investment discretion. The Funds paid the following in brokerage commissions in each of the past three fiscal years ended April 30, 2000:

                         April 30, 2000      April 30, 1999       April 30, 1998
The AAL Mutual Funds     $3,736,355          $3,693,873           $3,143,251

CAPITAL STOCK AND OTHER SECURITIES

The AAL Mutual Funds’ Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Declaration also permits the Trustees to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Pursuant to this authority, the Trustees have issued Class A, Class B and Institutional shares for the Funds, except for The AAL U.S. Government Zero Coupon Target Funds, Series 2001 and 2006. Each class share represents an interest in a Fund proportionately equal to the interest of each other share in its class. If the Trust liquidated the Funds’ shares, all shareholders of a Fund would share pro rata in its net assets for the class available for distribution to shareholders. If the Board deems it advisable and in the best interests of shareholders, it may create additional share classes. These share classes may differ from each other only as to dividends or, as is the case with the Funds, as to assets and liabilities. Where share classes differ in regards to assets and liabilities, the different classes are referred to as the different series of the Funds (e.g., The AAL Bond Fund is a series of The AAL Mutual Funds). Within each series, the different classes of shares are referred to as different share classes, such as Class A, Class B and Institutional shares. Shares of each series are entitled to vote as a series only to the extent required by the 1940 Act or as permitted by the Trustees. The Trustees allocate income and operating expenses among the different Funds’ series and classes of shares fairly.

Except for the election of Trustees and ratification of the selection of independent accountants, any matter that the Funds are required to submit to the shareholders for a vote is not deemed to be effective unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each Series affected by the matter.

Except for The AAL Small Cap Stock, Mid Cap Stock, Balanced, and High Yield Bond Funds, each Fund’s investment objective is a fundamental policy. As such, only a vote of a “majority of outstanding voting securities” can change a Fund’s investment objective. A majority means the approval of the lesser of: (1) 67% or more of the voting securities at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.

PURCHASE, REDEMPTION, AND PRICING OF SHARES

Purchases and redemptions are discussed in the prospectus under the headings; "Buying Shares" and " Redeeming Shares," and that information is incorporated herein by reference.

Pricing of Shares

We generally determine the Funds’ net asset value only on the days when the New York Stock Exchange (“NYSE”) is open for trading. We will not determine the net asset value on days when the NYSE is closed. The NYSE is regularly closed on Saturdays and Sundays and on New Years’ Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE closes on the preceding Friday or the following Monday, respectively.

We determine the net asset value for a Fund by adding the value of a Fund’s assets, subtracting the Fund’s liabilities, and dividing the balance by the total number of shares outstanding. In determining the current market value for securities traded or listed on an exchange, we use the last sale price on the exchange where the securities primarily trade. For securities that have readily available market quotations, we use an over-the-counter or exchange bid quotation. When a Fund holds securities or other assets that either do not have readily available market quotations or are restricted, we value them at fair market value, as we determine in good faith under the direction of our Board of Trustees. We may use pricing services in determining the current or fair market value of securities held in the Funds’ portfolios. We value money market instruments with a remaining maturity of 60 days or less on an amortized costs basis. We comply with the SEC’s requirements for using an amortized cost valuation method.

Many long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities and foreign securities do not have reliable market quotations and are not considered to be readily available for purchase or sale.

To determine the current or fair market value for debt securities, we may, and generally will, use a pricing service or services approved by the Board of Trustees. A pricing service generally will determine valuations based upon normal, institutional-size trading units of such securities using market transactions for comparable securities and various relationships between securities generally recognized by institutional traders.

We generally price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, we may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank. The bank must be a regular participant in the foreign exchange market. We also may price foreign securities on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If management does not have any of these alternatives available or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees, in good faith, will establish a conversion rate for such currency.

Foreign securities may not be traded on all days when the NYSE is open. Also, foreign securities may trade on Saturdays and other days when the NYSE is not open and when we do not calculate the Funds’ net asset values. We value foreign securities primarily listed and/or traded in foreign markets at the price as of the close on its primary market. Unless we determine (under the supervision of the Board of Trustees) that material events have occurred affecting the value of a Fund’s foreign securities between the time the foreign securities’ primary market closed and the close of the NYSE, we will not reflect the change in the Fund’s net asset value. As a result, trading on days when a Fund is not accepting purchases or redemptions may significantly affect a Fund’s net asset value.

Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the NYSE. For purposes of computing net asset value, we use the market value of any such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between the times these markets close and the time the NYSE closes. We generally will not reflect these events in the computation of a Fund’s net asset value, unless they are material. If there is a material event, we will value such securities at their fair value as determined in good faith by the Board of Trustees.

The AAL Money Market Fund-Amortized Cost Valuation

We value The AAL Money Market Fund’s portfolio securities on the basis of their amortized cost. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In addition, if a large number of redemptions take place at a time when interest rates have increased, we may have to sell portfolio securities for a Fund prior to maturity and at a less desirable price.

Although we cannot assure you that we will be able to do so, we will use our best efforts to maintain a net asset value of $1.00 per share for purchases and redemptions of The AAL Money Market Fund. The Board of Trustees has established procedures for this purpose. These procedures require us to review the extent of any deviation in the Fund’s net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should the deviation exceed 1/2 of 1% for the Fund, the Board of Trustees will promptly consider whether we should initiate efforts to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing a net asset value per share as determined by using available market quotations. We maintain a dollar-weighted average portfolio maturity of 90 days or less for the Fund. We also do not purchase any instrument deemed to have a remaining maturity greater than 397 days. We limit portfolio investments, including repurchase agreements, to those dollar denominated instruments that the Board of Trustees determines present minimal credit risks as advised by the Adviser. We also comply with the SEC requirements on the quality of certain portfolio securities for money market funds using the amortized cost method of valuation. We also comply with the SEC reporting and record keeping procedures regarding money market funds. We cannot assure you that we can maintain a constant net asset value at all times. In the event amortized cost ceases to represent fair value, the Board of Trustees will take appropriate action.

Redemptions

We intend to pay all redemptions in cash. We are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of a Fund during any 90-day period for any one shareholder. However, we may pay redemptions in excess of such limit in whole or part by a distribution in kind of securities. If and to the extent we redeem shares in kind, you, as a redeeming shareholder might incur brokerage fees in selling the securities received.

We reserve the right for each Fund to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of a Fund’s portfolio securities or valuation of its net assets not reasonably practicable.

TAXATION OF THE FUNDS

The following is only a summary of certain tax considerations generally affecting the Funds and shareholders. We urge you to consult your tax advisors with specific reference to your own tax situations, including state and local tax liability.

Dividends, Distributions and Taxes

Except for The AAL Municipal Bond Fund, any dividends from net investment income and short-term capital gains (collectively “income dividends”) that we distribute to you from The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Value, Mid Cap Stock, International, Capital Growth, Equity Income, Large Company Index II, Mid Cap Index II, Small Cap Index II, Balanced, High Yield Bond, Bond and Money Market Funds are taxable to you as ordinary income whether we have paid these distributions in cash or additional shares. Any long-term capital gains (“capital gains distributions”) that we distribute to you from the Funds are taxable to you as long-term capital gains, whether we have paid these distributions in cash or additional shares. Long-term capital gains are treated as long-term capital gains regardless of the length of time you have owned the shares. We distribute substantially all of the Funds’ net investment income and net realized long-term capital gains to avoid the imposition of federal income and excise tax liability. We pay any dividends for The AAL Technology Stock, Aggressive Growth, Small Cap Stock, Small Cap Value, Mid Cap Stock, International, Large Company Index II, Mid Cap Index II and Small Index II Funds annually. We pay any dividends for The AAL Capital Growth Fund semi-annually and we pay any dividends for the AAL Equity Income and Balanced Funds quarterly. We accrue income dividends daily and pay any dividends monthly for The AAL High Yield Bond, Bond and Money Market Funds. We expect to distribute any capital gains annually for these Funds.

The AAL Municipal Bond Fund

This Fund expects to accrue any income dividends daily and distribute any net investment income in monthly dividends. We distribute any net realized capital gains at least annually. Dividends derived from the interest earned on municipal securities constitute “exempt-interest dividends.” Generally, exempt-interest dividends are not subject to federal income tax. Distributions of net realized capital gains (whether from tax-exempt or taxable securities) are taxable to shareholders. We report the federal income tax status of all distributions to shareholders annually. In the report, we allocate income dividends between tax-exempt and taxable income (if any) in approximately the same proportions as the Fund’s total income during the year. Accordingly, income derived from each of these sources by the Fund may vary substantially in any particular distribution period from the allocation reported to shareholders annually.

You may not be able to deduct any interest expense you incur on money borrowed to purchase or carry shares of the Fund for federal income tax purposes. You also may be subject to state and local taxes on dividends from this Fund, including those, which are exempt from federal income tax.

If you or your entity are “substantial users” (or persons who are related to “substantial users”) of facilities financed by industrial revenue bonds, you or your entity should consult your tax advisers before purchasing shares of The AAL Municipal Bond Fund. The term “substantial user” is defined generally to include a “nonexempt person” who regularly uses, in trade or business, a part of a facility financed from the proceeds of industrial development revenue bonds.

The 1986 Tax Reform Act subjects tax-exempt interest attributable to certain” private activity bonds” to the individual and corporate alternative minimum tax. Such tax-exempt interest includes, in the case of a regulated investment company receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that company. We limit our investment in private activity bonds to no more than 20% of the Fund’s assets. Certain corporate shareholders may be subject to a federal “environmental” tax with respect to their receipt of dividends and distributions.

The use of options and futures for The AAL Municipal Bond Fund portfolio may result in taxable income. You should consult your personal tax adviser to determine the consequences of federal, state and local taxes.

The AAL International Fund -- Foreign Withholding Tax

We may be subject to income and withholding taxes on income and gains derived from The AAL International Fund’s investments outside the U.S. Our payment of such foreign taxes reduces the yield on investments for the Fund. Tax treaties between certain countries and the U.S. may reduce or eliminate these foreign withholding taxes. In accordance with Section 853(a) of the Code, if more than 50% of the Fund’s total asset value at the close of any taxable year consists of foreign corporate stocks or other securities, we may elect (for U.S. federal income tax purposes) to treat any foreign country income or withholding taxes we have paid on behalf of the Fund as paid by the Fund’s shareholders.

The foreign income or withholding taxes must be those that could be treated as income taxes under U.S. income tax principles. For any year we make such an election for the Fund, the shareholder must include as income (in addition to taxable dividends received) his pro rata share of such foreign income and withholding taxes. The shareholder is entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due or deduct it (as an itemized deduction) from his U.S. taxable income. Generally, this foreign tax credit is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income.

If we make the pass through election described above, the Fund’s foreign income flows through to the shareholders. The Internal Revenue Service will not treat certain gains from the sale of securities and currency fluctuations as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source “passive income.” For this purpose, foreign “passive income” includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.

Corporations and individuals can use the foreign tax credit to offset only 90% of any alternative minimum tax (as computed under the Code for purposes of this limitation) imposed upon them. If we do not make the pass through election, the foreign taxes we pay for the Fund will reduce the Fund’s income. Any distributions we make for the Fund will be treated as U.S. source income.

We will notify each shareholder within 60 days after the close of the Fund’s taxable year whether, pursuant to the election described above, we will make the pass through election and treat any foreign taxes paid by the Fund as paid by its shareholders for that year. If we make the pass through election, we will designate the shareholder’s portion of the foreign taxes paid to such country. We also will designate the portion of the Fund’s dividends and distributions that represent income derived from sources within such country.

Our investments in certain foreign corporations that generate largely passive investment type income, or that hold a significant percentage of assets which generate passive income (“passive foreign investment companies” or “PFICs”) are subject to special tax rules. These special tax rules are designed to prevent deferral of U.S. taxation on the Fund’s share of the PFICs earnings. In the absence of certain elections to report these earnings on a current basis, we would have to report certain “excess distributions” and any gain from the disposition of PFICs stock as ordinary income. We would have to report these excess distributions and gains as ordinary income regardless of whether we actually received any distributions from the PFIC. We would have to allocate this ordinary income ratably throughout the holding period for the stocks. We would have to pay taxes for the Fund on any amounts allocable to a prior taxable year at the highest applicable tax rate from that year. We also would have to increase this rate by an interest charge determined as though the amounts were an underpayment of the tax for that year. We would have to include the amounts allocated to the year of the distribution or disposition in the Fund’s net investment income for that year. To the extent the amounts allocated were distributed as a dividend to shareholders such amounts would not be taxable to the Fund.

UNDERWRITERS

The distributor, AAL CMC, is the exclusive underwriter for the Funds, with a principal place of business at 222 West College Avenue, Appleton, WI 54919-0007. The distributor has a written distribution agreement with the Funds, dated June 15, 1987, as amended. The distributor offers the Funds’ shares for sale on a continuous basis through its field sales force.

Class A Shares

The public offering price of a Fund’s Class A share is the net asset value next computed plus a sales charge that varies based on the quantity purchased. The public offering price of a Fund’s Class A share is calculated by dividing the net asset value of the Class A share being purchased by the difference (expressed as a decimal) between 100% and the sales charge percentage of the offering price applicable to the purchase (see “Purchasing Shares” in the prospectus). The sales charge scale set forth in the prospectus applies to purchases of Class A shares of a particular Fund alone or in combination with shares of all classes of the other Funds (as noted under “Right of Accumulation”) by any person, including family members who live with the purchaser (i.e., husband, wife and minor children) and bona fide trustees. The sales charge scale also applies to purchases made under the right of accumulation or letter of intent as set forth in the prospectus. The distributor offers a reduction in the sales charges for a Fund for non-profit organizations, charitable trusts, charitable remainder unitrusts, endowments, AAL branches and congregations (See “50% Reduction” in the prospectus).

The public offering price of a Fund’s Institutional shares is the net asset value next computed. An investor can combine Class A, Class B and Institutional shares for purposes of qualifying for the $500,000 minimum purchase requirement for Institutional shares. The Funds began offering Institutional shares on December 29, 1997.

The distributor does not receive compensation in connection with redemptions and repurchases or brokerage commissions for Class A shares. The amount of underwriting commissions received and retained by the distributor for the past three years ended April 30, 2001 for Class A Shares were as follows:

                                 Class A Shares

For the Fiscal Year Ended     Aggregate Commissions        Retained Commissions
April 30, 2001
April 30, 2000                $19,149,039                  $13,962,423
April 30, 1999                $18,088,340                  $7,783,221
Class B Shares

The public offering price of a Fund’s Class B shares is the net asset value (see “Purchasing Shares” in the prospectus). The aggregate redemption fees (underwriting commissions) received and retained by the distributor were as follows:

                                 Class B Shares

For the Fiscal Year Ended        Aggregate Commissions           Retained Commissions
April 30, 2001
April 30, 2000                   $245,818                        $245,818
April 30, 1999                   $169,047                        $169,047

Institutional Shares

The public offering price of a Fund’s Institutional shares is the net asset value. The distributor began offering the Institutional shares for the Funds on December 29, 1997. For information on Institutional shares, please see the separate prospectus and statement of additional information.

General

The distributor, AAL CMC, acts as exclusive underwriter for the Fund's Class A and Class B shares and two additional series of The AAL Mutual Funds: The AAL U.S. Government Zero Coupon Target Fund, Series 2001; and The AAL U.S. Government Zero Coupon Target Fund, Series 2006.

CALCULATION OF PERFORMANCE DATA

From time to time we advertise the yields and total returns for the Funds’ Class A, B and I shares for various investment periods. We always include uniform performance calculations based on standardized methods established by the SEC. These calculations reflect the front-end sales charge on a Class A share and the contingent deferred sales charge (“CDSC”) on a Class B share. We also may include other total return information without giving effect to sales charges. Yields and total returns are calculated based on historical earnings and appreciation. We do not intend any yield or total return calculations to indicate future performance. You should consider performance information in light of: the particular Fund’s investment objectives and policies; characteristics and quality of the Fund’s portfolio securities; and the market conditions during the applicable period. You should not consider the performance information as a representation of what may be achieved in the future. When comparing any such performance information to published performance data for alternative investments, you should consider the differences in the methods used in calculating performance information, and the impact of taxes on alternative investments in addition to the factors listed.

Standardized Performance Information

Average Annual Total Return

For each of the Funds, except The AAL Money Market Fund, we compute the standardized average annual total return by finding the average annual compounded rates of return for Class A, B and I shares over the 1, 5 and 10 year periods (or the portion thereof during which the Fund has been in existence) that would equate the initial amount invested in each class to the ending redeemable value according to the following formula:

                  P(1+T)^n = ERV

         Where:

                  P =      A hypothetical $1,000 initial payment;

                  T =      Average annual total return for the class;

                  n =      Number of years;

                  ERV =    Ending redeemable value for the class (of the hypothetical $1,000 payment) at the end of the 1, 5 and 10 year periods (or fractional portion thereof), after deduction of all non-recurring charges for the class
                           (CDSC for Class B shares), assuming redemption at the end of the period;

                  ^ =      raised to the power of.

                                                      Annual Returns
                                             Institutional and Class A Shares
                                              Based on Gross Amount Invested

                                                         Average Annual Total Return for Periods Ended April 30, 2000

The AAL Mutual Fund             Inception Date      1-Year            5-Years          10-Years          Since Inception

Technology Stock                7/1/00              N/A               N/A              N/A               N/A
Aggressive Growth               7/1/00              N/A               N/A              N/A               N/A
Small Cap Stock                 7/1/96              28.75%            N/A              N/A               12.20%
Small Cap Value                 7/17/01             N/A               N/A              N/A               N/A
Mid Cap Stock                   6/30/93             22.19%            16.85%           N/A               13.51%
International                   8/1/95              18.98%            N/A              N/A               10.55%
Capital Growth                  7/16/87             4.92%             23.15%           16.97%            N/A
Equity Income                   3/18/94             (4.76)%           12.44%           N/A               9.67%
Large Company Index II          7/1/00              N/A               N/A              N/A               N/A
Mid Cap Index II                7/1/00              N/A               N/A              N/A               N/A
Small Cap Index II              7/1/00              N/A               N/A              N/A               N/A
Balanced                        12/29/97            0.56%             N/A              N/A               9.91%
High Yield Bond                 1/8/97              (10.70)%          N/A              N/A               0.05%
Municipal Bond                  7/16/87             (7.94)%           4.53%            6.16%             N/A
Bond                            7/16/87             (4.07)%           4.49%            6.39%             N/A

                                                      Annual Returns
                                                      Class B Shares
                                              Based on Gross Amount Invested*

                                                          Average Annual Total Return for Periods Ended April 30, 2000

The AAL Mutual Fund                Inception Date     1-Year          5-Years          10-Years          Since Inception

Technology Stock                   7/1/00             N/A             N/A              N/A               N/A
Aggressive Growth                  7/1/00             N/A             N/A              N/A               N/A
Small Cap Stock                    7/1/96             27.71%          N/A              N/A               9.54%
Small Cap Value                    7/17/01            N/A             N/A              N/A               N/A
Mid Cap Stock                      6/30/93            20.71           N/A              N/A               11.70
International                      8/1/95             17.44           N/A              N/A               10.73
Capital Growth                     7/16/87            3.09            N/A              N/A               22.18
Equity Income                      3/18/94            (6.71)          N/A              N/A               10.62
Large Company Index II             7/1/00             N/A             N/A              N/A               N/A
Mid Cap Index II                   7/1/00             N/A             N/A              N/A               N/A
Small Cap Index II                 7/1/00             N/A             N/A              N/A               N/A
Balanced                           12/29/97           (1.26)          N/A              N/A               9.74
High Yield Bond                    1/8/97             (12.38)         N/A              N/A               0
Municipal Bond                     7/16/87            (9.79)          N/A              N/A               2.54
Bond                               7/16/87            (6.03)          N/A              N/A               3.07

* There is no standardized average annual return information for the five-year and 10-year periods, which is based on gross amount invested, available for Class B shares. Class B shares first became available to investors on January 8, 1997.

Current Yield

We base current yield quotations for the Funds, except The AAL Money Market Fund, on a 30-day (or one-month) period. We compute the current yield by dividing the net investment income per share for each class earned during the period by the maximum offering price per share for each class on the last day of the period, according to the following formula:

                  Yield = 2[((a - b)/(cd) + 1)^6 - 1]

         Where:

                  a =      Dividends and interest earned by the class during the period;

                  b =      Expenses accrued by the class for the period (net of reimbursements);

                  c =      The average daily number of shares outstanding for the class during the period that were entitled to receive dividends; and

                  d =      the maximum offering price per share for the Class on the last day of the period.

                  ^ =      to the power of.

For purposes of this calculation, we determine the income earned on debt obligations by applying a calculated yield-to-maturity percentage to the obligations held during the period. We calculate the interest earned on mortgage-backed securities by using the coupon rate and principal amount after adjustment for monthly pay down. We determine the income earned on stocks by using the stated annual dividend rate applied over the performance period.

                                          Current Yield
                                for the Period Ended April 1, 2000

                                           Class A           Class B        Institutional Class

The AAL Technology Stock                      N/A              N/A                N/A
The AAL Aggressive Growth                     N/A              N/A                N/A
The AAL Small Cap Stock Fund                (0.50)%          (1.57)%             0.07%
The AAL Small Cap Value Fund                  N/A              N/A                N/A
The AAL Mid Cap Stock Fund                   0.06%           (1.02)%             0.51%
The AAL International Fund                  (0.09)%          (1.08)%             0.50%
The AAL Capital Growth Fund                  0.34%           (0.82)%             0.73%
The AAL Equity Income Fund                   1.34%            0.35%              1.84%
The AAL Large Company Index
The AAL Large Company Index II                N/A              N/A               1.64%
The AAL Mid Cap Index
The AAL Mid Cap Index II                      N/A              N/A               0.91%
The AAL Small Cap Index II                    N/A              N/A               3.50%
The AAL Balanced Fund                        3.02%            2.21%              11.71%
The AAL High Yield Bond Fund                 10.84%          10.66%              5.20%
The AAL Municipal Bond Fund                  4.73%            4.05%              7.25%
The AAL Bond Fund                            6.53%            5.82%              7.02%

When we advertise yield for a Fund, we do not advertise a one-month or a 30-day period that ends more than 45 days before the date on which the advertisement is published.

Tax Equivalent Yield

We calculate a tax equivalent yield for The AAL Municipal Bond Fund based on a 30-day (or one-month) period for Class A, B and I shares. We compute the tax equivalent yield by dividing the portion of the Fund’s yield for the share class (computed as described above) that is tax-exempt by one minus a stated income tax rate and adding the quotient to the portion of the yield that is not tax exempt. The formula for computation of the tax equivalent yield is:

                  X = ( N/1-F) + T

         Where:

                  N = % of yield for the class derived from tax-exempt income;

                  F = federal income tax rate; and

                  T = % of yield for the class derived from taxable income.

               Period Ended April    Tax Equivalent Yield
                    30, 2000            at 31% Tax Rate

           Class A                           6.86%
           Class B                           5.87
           Institutional Class               7.54

The AAL Money Market Fund-Current and Effective Yield

We may quote a current or effective yield for The AAL Money Market Fund’s Class A, B and I shares from time-to-time. The current yield is an annualized yield based on the net change in account value for each class for a seven-day period. The effective yield is an annualized yield based on a daily compounding of the current yield for each share class. We compute these yields by first determining the “Net Change in Account Value” for each share class for a hypothetical account having a share balance of one share at the beginning of a seven-day period (“Beginning Account Value”), excluding capital changes. The Net Change in Account Value always equals the total dividends declared with respect to the account. We compute the yields for each share class as follows:

Current Yield = (Net Change in Account Value per Class/Beginning Account Value per Class) x (365/7)

Effective Yield = [(Net Change in Account Value per Class/Beginning Account Value per Class)]^(365/7)] - 1

      The AAL Money Market Fund for the Period Ended April 30, 2000

                            Current Yield            Effective Yield
Class A                         5.47%                     5.62%
Class B                          4.39                     4.48
Institutional Class              5.78                     5.74

Normal changes in the income earned and expenses affect the Fund’s yield. Also, any efforts we undertake to restrict or supplement the Fund’s dividends to maintain its net asset value at $1.00 will affect the Fund’s yield. (See “Net Asset Value” in the prospectus and in this statement of additional information.). Any portfolio changes we make due to net purchases or redemptions will affect the Fund’s yield. Accordingly, the Fund’s yield may vary from day to day. The yield stated for a particular past period is not a representation as to its future yield. We do not guarantee the Fund’s yield and the Fund’s principal is not insured. Although there is no assurance that we will be able to do so, we use our best efforts to maintain a net asset value of $1.00 per share for the Fund.

Other Performance Information

We may from time to time, include in the Funds’ sales literature and advertisements: (1) total return quotations computed for different time periods or by a method that differs from the computations described in the section above for Class A, B and I shares; (2) calculations of the growth of an investment (or series of investments), at various assumed interest rates and compounding, to show the effect of the length of time, interest rate and/or tax deferral on an investment for Class A, B and I shares; (3) illustrate the concepts of asset allocation by use of hypothetical case studies using various risk levels and life cycles, as well as illustrating the effect of various tax brackets and tax deferrals on hypothetical systematic investing for Class A, B and I shares; and (4) performance relative to the performance of other investments such as stocks, bonds, closed end funds, certificates of deposit, as well as various indices such as the Consumer Price Index and indices generated by Ibbotson & Associates and Chase Global Data and Research Products for Class A, B and I shares.

Performance information for Class A, B and I shares for the Funds may be compared to various unmanaged indexes, such as Morgan Stanley’s EAFE and World, Dow Jones Industrial and Averages, the S&P 500, S&P MidCap 400, S&P SmallCap 600 or Lehman Brothers High Yield Index, Lehman Brothers Aggregate or other Lehman Bond Indexes, as well as indices of similar mutual funds, and various foreign country and currency indices. The Funds may include in their advertising rankings published by recognized statistical services or publishers such as Morningstar, Lipper Analytical Services, Inc., Weisenberger Investment Companies Services or share rankings published by other comparable national services that rank mutual funds. They also may use information from publications such as Barron’s, Business Week, The Economist, Financial World, Forbes, Fortune, Kiplinger’s Personal Finance, Money, Smart Money, the Star, The Wall Street Journal or Worth, and from videotapes of television shows and interviews involving investment experts, including employees of the adviser and/or sub-adviser. Advertisements may depict performance graphically.

Average Annual Total Return on Net Amount Invested

Except for The AAL Money Market Fund, we may advertise an average annual total return calculation for Class A and Class B shares for any appropriate time period, based upon the value of a net investment in the Fund for the class. We deduct the maximum sales charge for Class A shares and deduct the CDSC for Class B shares. We advertise average annual total return for net amount invested according to the following formula:

         P(1+T)^n = ERV

Where:

         P =      A hypothetical  $1,000 initial payment (the hypothetical initial net investment after deduction of the sales load);

         T =      Average annual total return for the class;
         n =      Number of years;

         ERV =    Ending redeemable value for the class (of the hypothetical $1,000 payment) at the end of the 1, 5 and 10 year periods (or fractional portion thereof), after deduction of all non-recurring charges for the class (CDSC for Class
                  B shares), assuming redemption at the end of the period;

         ^ =      raised to the power of.

                                                      Annual Returns
                                                      Class A Shares
                                               Based on Net Amount Invested

                                                          Average Annual Total Return for Periods Ended April 30, 2000

The AAL Mutual Fund                Inception Date     1-Year          5-Years          10-Years          Since Inception

Technology Stock                   7/1/00             N/A             N/A              N/A               N/A
Aggressive Growth                  7/1/00             N/A             N/A              N/A               N/A
Small Cap Stock                    7/1/96             34.07%          N/A              N/A               13.41%
Small Cap Value                    7/17/01            N/A             N/A              N/A               N/A
Mid Cap Stock                      6/30/93            27.29           17.82%           N/A               14.20
International                      8/1/95             23.91           N/A              N/A               11.51
Capital Growth                     7/16/87            9.28            24.16            17.45%            N/A
Equity Income                      3/18/94            (0.80)          13.35            N/A               10.41
Large Company Index II             7/1/00             N/A             N/A              N/A               N/A
Mid Cap Index II                   7/1/00             N/A             N/A              N/A               N/A
Small Cap Index II                 7/1/00             N/A             N/A              N/A               N/A
Balanced                           12/29/97           4.78            N/A              N/A               11.87
High Yield Bond                    1/8/97             (7.00)          N/A              N/A               1.3
Municipal Bond                     7/16/87            (4.09)          5.39             6.59              N/A
Bond                               7/16/87            (0.11)          5.34             6.83              N/A

                                                      Annual Returns
                                                      Class B Shares
                                               Based on Net Amount Invested*

                                                          Average Annual Total Return for Periods Ended April 30, 2000

The AAL Mutual Fund                Inception Date     1-Year          5-Years          10-Years          Since Inception

Technology Stock                   7/1/00             N/A             N/A              N/A               N/A
Aggressive Growth                  7/1/00             N/A             N/A              N/A               N/A
Small Cap Stock                    7/1/96             32.71%          N/A              N/A               10.02%
Small Cap Value                    7/17/01            N/A             N/A              N/A               N/A
Mid Cap Stock                      6/30/93            25.71           N/A              N/A               12.16
International                      8/1/95             22.44           N/A              N/A               11.20
Capital Growth                     7/16/87            8.09            N/A              N/A               22.55
Equity Income                      3/18/94            (1.80)          N/A              N/A               11.09
Large Company Index II             7/1/00             N/A             N/A              N/A               N/A
Mid Cap Index II                   7/1/00             N/A             N/A              N/A               N/A
Small Cap Index II                 7/1/00             N/A             N/A              N/A               N/A
Balanced                           12/29/97           3.74            N/A              N/A               10.86
High Yield Bond                    1/8/97             (7.65)          N/A              N/A               0.60
Municipal Bond                     7/16/87            (4.99)          N/A              N/A               3.11
Bond                               7/16/87            (1.09)          N/A              N/A               3.63

*There is no standardized average annual return information for the five-year and 10-year periods, which is based on gross amount invested, available for Class B shares. Class B shares first became available to investors on January 8, 1997.

Index Information

The S&P 500 Index

The S&P 500 Index is a broad index of larger capitalization stocks. It is composed of 500 common stocks representing more than 70% of the total market value of all publicly traded common stocks. The index is constructed by Standard & Poor’s, which chooses stocks on the basis of market values and industry diversification. Most of the largest 500 companies listed on the U.S. stock exchanges are included in the index. Most stocks in the index are listed on the New York Stock Exchange. A much smaller number come from the American Stock Exchange and the over-the-counter market. The index is capitalization-weighted, that is, stocks with a larger capitalization (shares outstanding times current price) have a greater weight in the index. Market capitalizations of stocks in the index as of December 2000, range from $600 million to $475 billion. The median capitalization was $8.7 billion. S&P periodically makes additions and deletions to the index. Selection of a stock for inclusion in the S&P 500 Index in no way implies an opinion by Standard & Poor’s as to its attractiveness as an investment.

The S&P MidCap 400 Index

The S&P MidCap 400 Index is a capitalization weighted index of 400 domestic stocks chosen for market size, liquidity and industry representation. As of December 2000, the median market capitalization for stocks in the S&P MidCap 400 Index was $1.8 billion. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market share value, which is share price times the number of shares outstanding. These are summed up for all 400 stocks and divided by a predetermined base value. The base value for the Standard & Poor’s MidCap 400 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights and substitutions, as well as other activities.

The S&P SmallCap 600 Index

The S&P SmallCap 600 Index is a capitalization weighted index of 600 domestic stocks chosen for market size, liquidity and industry representation. The component stocks are weighted according to the total market value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market share value, which is share price times the number of shares outstanding. These are summed up for all 600 stocks and divided by a predetermined base value. The base value for the Standard & Poor’s SmallCap 600 Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights and substitutions, as well as other activities.

Disclaimers and Limitations of Liabilities of Standard & Poor's

The disclaimers and limitations set forth below are set forth in a contract between Standard & Poor's and AAL CMC. The product refers to the equity-based Index Funds:

  The AAL Large Company Index
  The AAL Large Company Index II
  The AAL Mid Cap Index
  The AAL Mid Cap Index II
  The AAL Small Cap Index II

The Licensee refers to AAL CMC. Standard & Poor’s requires that such disclaimers be disclosed in this Registration Statement.

The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P, the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to Licensee or the product. S&P has no obligation to take the needs of the Licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600. S&P is not responsible for, and has not participated in the determination of the prices and amount of the product or timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the product.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, the S&P MidCap 400 Index or the S&P SmallCap 600 Index, or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to the results obtained by Licensee, owners of the product or any other person or entity from the use of the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index, or any data included therein. S&P makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, the S&P MidCap 400 Index and the S&P SmallCap 600 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The AAL Mutual Funds (Trust) has filed the audited financial statements, notes to financial statements and report of independent accountants for the Trust for the fiscal year ended April 30, 2000, listed below, which are incorporated by reference from the Annual Report to Shareholders dated April 30, 2000, into this Statement of Additional Information. The AAL Mutual Funds has filed the audited financial statements below:

  Schedules of Investments as of April 30, 2000.
  Statement of Assets and Liabilities as of April 30, 2000.
  Statement of Operations for fiscal year ended April 30, 2000.
  Statement of Changes in Net Assets for fiscal year ended April 30, 2000.
  Notes to Financial Statements

PART C: OTHER INFORMATION

Item 23. Exhibits

In response to this item, the Registrant incorporates by reference the Exhibit Index following the Signature Page to this amendment. Except as noted below, all required exhibits have been previously filed and are incorporated by reference from the Funds’ Registration Statement on Form N-1(A) (File No. 33-12911), as amended:

Name of Exhibit                                   Incorporated by Reference                Filed Herewith
---------------                                   -------------------------                --------------
(a)  Articles of Incorporation for The AAL        Post-Effective Amendment No. 26 Filed
     Mutual Funds, as amended                     June 25, 1998

(b)  By-Laws of the Fund, as amended              Post-Effective Amendment No. 26 Filed
                                                  June 25, 1998

(c)  Instruments Defining Rights of               N/A
     Security Holders

(d)(i)    Investment Advisory Agreement with      Post-Effective Amendment No. 42
          AAL CMC, as amended                                   filed June 29, 2000

(d)(ii)   Form of Sub Advisory Agreement with     Post-Effective Amendment No.30 Filed
          Oechsle International Advisors, LLC     April 6, 1999

(d)(iii)  Form of Sub-Advisory Agreement with     Post-Effective Amendment No. 42
          Pacific Investment Management Company   filed June 29, 2000
          dated 6/12/00

(d)(iv)  Sub-Advisory Agreement with Janus        Post-Effective Amendment No. 42
         Capital Corporation dated 6/22/00        filed June 29, 2000

(e)  Distribution Agreement with AAL CMC,         Post-Effective Amendment No. 42
     as amended                                   filed June 29, 2000

(f)  Bonus or Profit Sharing Contracts            N/A

(g)  Global Custodial Services Agreements         Post-Effective Amendment No.30 Filed
     between the Funds and Citibank, N.A., as     April 6, 1999
     amended

(h)(i)   Amendment 3 to the Administrative        Post-Effective Amendment No. 42
         Services Agreement between the           filed June 29, 2000
         Funds and AAL effective 3/1/01

(h)(ii)  Shareholder Maintenance Agreement, as    Post-Effective Amendment No. 42
         amended                                  filed June 29, 2000

(h)(iii) Transfer and Dividend Disbursing         Post-Effective Amendment No. 42
         Agent Agreement, as amended              filed June 29, 2000

(i)  Legal Opinion                                Post-Effective Amendment No. 42
                                                  filed June 29, 2000

(j)  Consent of Independent Auditors              Post-Effective Amendment No. 42
                                                  filed June 29, 2000

(k)  Omitted Financial Statements                 N/A

(l)  Initial Capital Agreements                   N/A

(m)  Rule 12b-1 Plan                              Post-Effective Amendment No. 26 Filed
                                                  June 25, 1998

(n)  Financial Data Schedule                      N/A

(o)  Rule 18f-3 Plan                              Post-Effective Amendment No. 26 Filed
                                                  June 25, 1998

(p)(i)   Code of Ethics for AAL Capital           Post-Effective Amendment No. 37 Filed
         Management Corporation                   April 14, 2000

(p)(ii)  Code of Ethics for Sub-Adviser,          Post-Effective Amendment No. 37 Filed
         Oechsle International Advisors LLC       April 14, 2000

(p)(iii) Code of Ethics for Pacific               Post-Effective Amendment No. 42
         Investment Management Company            filed June 29, 2000

(p)(iv)  Code of Ethics for Janus Capital         Post-Effective Amendment No. 42
         Corporation                              filed June 29, 2000

(q)  Powers of Attorney for all Trustees          Post-Effective Amendment No.36 Filed
                                                  December 29, 1999

Item 24. Persons Controlled By or Under Common Control with the Fund

AAL is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. AAL controls the following wholly-owned, direct and indirect subsidiaries: (a) AAL Holdings, Inc., a Delaware corporation that is a holding company that has no independent operations; (b) AAL Capital Management Corporation, a Delaware corporation that is a registered investment adviser and broker-dealer; (c) North Meadows Investment Ltd., a Wisconsin corporation organized for the purpose of holding and investing in real estate; and (d) AAL Trust Company, FSB, a federally chartered thrift institution. Financial statements of AAL are filed on a consolidated basis with regard to each of the foregoing entities.

                                                      -----------------------------
Parent Company                                        AAL
                                                      (Wisconsin corp.)
Holding Company                                       AAL Holdings, Inc.
                                                      (Delaware corp.)
                                                      -----------------------------
                       ------------------------------ ----------------------------- -----------------------------
Wholly-owned           AAL Capital Management Corp.   AAL Trust Co., FSB            North Meadows Investment
subsidiaries of        (Delaware corp.)               (Federal charter)             Ltd.
AAL Holdings, Inc.                                                                  (Wisconsin corp.)
                       ------------------------------ ----------------------------- -----------------------------

Item 25. Indemnification

Under Section 12 of Article Seven of the Funds’ Declaration of Trust, the Funds may not indemnify any trustee, officer or employee for expenses (e.g., attorney’s fees, judgments, fines and settlement amounts) incurred in any threatened, pending or completed action, if there has been an adjudication of liability against such person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties of office (“disabling conduct”).

The Funds shall indemnify their trustees, officers or employees for such expenses whether or not there is an adjudication of liability, if, pursuant to Investment Company Act Release 11330, a determination is made that such person was not liable by reason of disabling conduct by: (i) final decision of the court before which the proceeding was brought; or (ii) in the absence of such a decision, a reasonable determination, based on factual review, that the person was not liable for reasons of such conduct is made by: (a) a majority vote of disinterested, independent trustees; or (b) independent legal counsel in a written opinion.

Advancement of expenses incurred in defending such actions may be made pursuant to Release 11330, provided that the person undertakes to repay the advance unless it is ultimately determined that such person is entitled to indemnification and one or more of the following conditions is met: (1) the person provides security for the undertaking; (2) the Funds are insured against losses arising by reason of any lawful advances; or (3) a majority of disinterested non-party trustees or independent legal counsel in a written opinion determines, based on review of readily available facts, that there is reason to believe the person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Funds pursuant to the foregoing provision, or otherwise, the Funds have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Funds of expenses incurred or paid by a trustee, officer or controlling person of the Funds in the successful defense of any action, suit or proceeding) is asserted by such trustees, officer or controlling person in connection with the securities being registered, the Funds will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

AAL Capital Management Corporation is the investment adviser (“Adviser”) of the Funds. Janus Capital Corporation is the sub-adviser to The AAL Aggressive Growth Fund. Oechsle International Advisers LLC is the sub-adviser for The AAL International Fund. Pacific Investment Management Company is the sub-adviser for The AAL High Yield Bond Fund. For information as to the business, profession, vocation or employment of a substantial nature of the Adviser, reference is made to Parts A and B of this Registration Statement and to Form ADV filed under the Investment Advisers Act of 1940 by the Adviser. AAL CMC also serves as Adviser to the AAL Variable Product Series Fund, Inc.

Item 27. Principal Underwriters

(a) Not Applicable
(b) AAL Capital Management Corporation serves as principal underwriter/distributor for shares of each of the Funds.

Name and Principal                       Position and Offices with              Position and
Business Address                         AAL CMC                                Offices with the
                                                                                Funds

Robert G. Same                           Director  and President                President
222 W. College Ave.
Appleton, WI 54919

Charles D. Gariboldi, Jr.                Vice President                         Treasurer
222 W. College Ave.
Appleton, WI 54919

Woodrow E. Eno                           Director and Chairman                  Trustee and Vice President
222 W. College Ave.
Appleton, WI 54919

James H. Abitz                           Director, Senior Vice President        Vice President
222 W. College Avenue                    and Chief Investment Officer
Appleton, WI 54919

Frederick D. Kelsven                     Vice President and Secretary           Secretary
222 W. College Avenue
Appleton, WI 54919

James H. Krueger                         Vice President and Director            None
3301 N. Ballard Rd. Suite A
Appleton, WI 54911

Marnie L. Loomans-Thuecks                Vice President                         None
4321 N. Ballard Rd.
Appleton, WI  54914

Michael J. Mevis                         Vice President                         None
222 W. College Avenue
Appleton, WI 54919

Paul M. Stadler                          Vice President                         None
222 W. College Avenue
Appleton, WI 54919

Lori T. Richardson                       Vice President                         None
125 N. Superior St.
Appleton, WI  54911

Jeffrey L. Verhagen                      Vice President                         None
4321 N. Ballard Rd.
Appleton, WI  54914

Charles A. Friedman                      Vice President                         None
4321 N. Ballard Rd.
Appleton, WI  54914

Carl J. Rudolph                          Director                               None
4321 N. Ballard Rd.
Appleton, WI  54914

Thomas R. Mischka                        Vice President                         None
4321 N. Ballard Road
Appleton, WI 54919

Jon M. Stellmacher                       Director and Vice President            None
4321 N. Ballard Road
Appleton, WI 54919

Gordon Beckler                           Vice President                         None
4321 N. Ballard Road
Appleton, WI 54919

Jeffrey R. Kargus                        Treasurer                              None
4321 N. Ballard Road
Appleton, WI 54919

Steven R. Wendt                          Chief Financial Officer and            None
4321 N. Ballard Road                     Vice President
Appleton, WI 54919

David C. Francis                         Vice President                         None
222 W. College Avenue
Appleton, WI 54919

John N. Bock                             Vice President                         None
222 W. College Avenue
Appleton, WI 54919

Reginald L. Pfeifer                      Vice President                         None
222 W. College Avenue
Appleton, WI 54919

Brian W. Picard                          Chief Compliance Officer               None
222 W. College Avenue                    and Vice President
Appleton, WI 54919

Bryan K. Stoltenberg                     Director and Vice President            None
4321 N. Ballard Road
Appleton, WI 54919

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by the Funds pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Funds and the Funds’ Custodian as follows: all documents required to be maintained by Rule 31a-1(b) will be maintained by the Funds, (222 W. College Avenue, Appleton, WI 54919-0007) except that records required to be maintained by paragraph (2)(iv) of Rule 31a-1(b) will be maintained by the Custodian (Citibank, N.A., 111 Wall Street, New York, NY 10043)

Item 29. Management Services

Not Applicable

Item 30. Undertakings

Not Applicable

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this amended registration statement under rule 485(a) of the Securities Act of 1933 and has duly caused this amended registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Appleton and State of Wisconsin on this 3rd day of May 2001.

                                        THE AAL MUTUAL FUNDS

                                        By:   /s/ Robert G. Same
                                              -------------------
                                              Robert G. Same
                                              President

        Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Robert G. Same                      President                                       May 3, 2001
--------------------------------
Robert G. Same                          (Principal Executive Officer)

/s/ Charles D. Gariboldi                Treasurer                                       May 3, 2001
--------------------------------
Charles D. Gariboldi                    (Principal Accounting Financial Officer)

All of the Board of Trustees:

       F. Gregory Campbell            Woodrow E. Eno            Edward W. Smeds
       Lawrence M. Woods              Richard L. Gady           John O. Gilbert

Robert G. Same, by signing his name hereto, does hereby sign this document on behalf of himself and each of the other above-named Trustees of The AAL Mutual Funds pursuant to the powers of attorney duly executed by such persons.

/s/ Robert G. Same                                    May 3, 2001
-------------------------------
Robert G. Same
Attorney-in-Fact

The AAL Mutual Funds Index to Exhibits

Exhibit Number                Name of Exhibit

No Exhibits